0001
 1
 2   UNITED STATES DISTRICT COURT
     SOUTHERN DISTRICT OF NEW YORK
 3   --------------------------------x
     PETER LINDNER,
 4
                         Plaintiff,
 5
              -against-               Index No.
 6                                    3834 (JGK)(THK)
     AMERICAN EXPRESS, ET AL.,
 7
                         Defendants.
 8   --------------------------------x
 9                          January 22, 2009
10                          10:34 a.m.
11
12                VIDEOTAPED DEPOSITION of JASON K.
13         BROWN, taken by Plaintiff, pursuant to
14         court order, held at the offices of United
15         States District Court, Southern District of
16         New York, 500 Pearl Street, New York, New
17         York, before Amy E. Sikora, CRR, CSR, RPR,
18         CLR, Certified Realtime Reporter, Certified
19         Shorthand Reporter, Registered Professional
20         Reporter, Certified LiveNote Reporter, and
21         Notary Public within and for the State of
22         New York.
23
24
0002
 1
 2   A P P E A R A N C E S:
 3   PETER LINDNER, PRO SE
 4        1 Irving Place, G-23-C
 5        New York, New York 10003
 6   KELLEY DRYE & WARREN
 7   Attorneys for Defendants
 8        101 Park Avenue
 9        New York, New York 10178
10   BY:  JEAN Y. PARK, ESQ.
11
12   ALSO PRESENT:
13   DMITRY ZVONKOV, Videographer
14   HALIA BARNES, Law Clerk
15
16
17
18
19
20
21
22
23
24
0003
 1
 2                THE VIDEOGRAPHER:  Good morning.
 3         Here begins videotape No. 1 in the
 4         deposition of Jason K. Brown in the matter
10:34:33  5         of Peter Lindner versus American Express,
 6         et al. in the U.S. District Court, Southern
 7         District of New York, Case No. 3834 (JGK)
 8         (THK).
 9                Today's date is January 22, 2009.
10:34:51 10         The time on the video screen is 10:34 a.m.
11                This deposition is being taken at
12         500 Pearl Street and was made at the
13         request of Peter Lindner.  The videographer
14         is Dmitry Zvonkov.  The court reporter is
10:35:08 15         Amy Sikora, both with Chait Digital.
16                Would counsel please identify
17         themselves for the record.
18                MR. LINDNER:  My name is Peter
19         Lindner.  That's L-I-N-D-N-E-R.  I'm
10:35:21 20         representing myself pro se by myself.  And
21         I'm the Peter Lindner in Peter Lindner
22         versus American Express and Qing Lin,
23         2006CV3834.
24                Ms. Park.
0004
 1
 2                MS. PARK:  Jean Park, Kelley Drye &
 3         Warren, for the defendants.
 4                THE VIDEOGRAPHER:  Would the
10:35:40  5         reporter please swear in the witness.
 6   J A S O N   K.   B R O W N,
 7       called as a witness, having been first
 8       duly sworn by the Notary Public
 9       (Amy E. Sikora), was examined and
10:35:42 10       testified as follows:
11   EXAMINATION
12   BY MR. LINDNER:
13         Q.     Thank you.  Jason, do you know who I
14   am?
10:35:57 15         A.     I do.
16         Q.     How do you know me?
17         A.     You were a plaintiff in a lawsuit
18   against American Express when I was working at
19   Kelley Drye & Warren.
10:36:07 20         Q.     When was that?
21         A.     I don't remember the date.
22         Q.     Approximately?
23         A.     Well, I was at Kelley Drye & Warren
24   from approximately '97 through maybe the
0005
 1                      J.K. Brown
 2   beginning of 2000.  So it was sometime within
 3   that time period.
 4         Q.     And what happened after Kelley Drye
10:36:25  5   Warren, did you work for another company?
 6                MS. PARK:  Objection to form.
 7         Q.     What company did you work for?
 8         A.     I went to work for another law firm.
 9         Q.     And how long were you at that law
10:36:35 10   firm?
11         A.     'Til about 2004.
12         Q.     And can you tell the name of that
13   law firm?
14         A.     Yeah.  McDermott, Will & Emery.
10:36:43 15         Q.     And what happened in 2004?
16                MS. PARK:  Objection to form.
17         A.     What do you mean, "what happened in
18   2004"?
19         Q.     In 2004 you continued working for
10:36:51 20   that law firm or you switched to a different
21   firm?
22         A.     At some point in 2004 I went to
23   American Express, which is where I work now.
24         Q.     And where at American Express did
0006
 1                      J.K. Brown
 2   you work?
 3                MS. PARK:  Objection to form.
 4         A.     Where did I work?
10:37:04  5         Q.     Where do you work?
 6         A.     I work at the World Financial Center
 7   of American Express.
 8         Q.     What's the address, please?
 9         A.     200 Vesey Street.
10:37:11 10         Q.     And do you have a telephone number
11   there?
12         A.     I do.
13         Q.     Can you give your telephone number
14   at work?
10:37:15 15         A.     Sure.  212-640-4807.
16         Q.     And does your company provide you
17   with other phones?
18         A.     I don't know what you mean.
19         Q.     Do you have a cell phone, for
10:37:27 20   instance?
21         A.     I have a Blackberry that has a phone
22   in it through the company.
23         Q.     Okay.  And they pay for that?
24   Through the company, they pay for it?
0007
 1                      J.K. Brown
 2         A.     They do.
 3         Q.     Do you have any other cell phones
 4   aside from that?
10:37:37  5         A.     I have my own cell phone that I pay
 6   for.
 7         Q.     And do they ever pay for part of it?
 8         A.     I've never asked them to, as far as
 9   I can recall.
10:37:45 10         Q.     So if you do work on it or somebody
11   calls you on that, you would not bill them;
12   right?
13         A.     No.
14         Q.     To the best of your knowledge?
10:37:53 15         A.     Yeah.  I don't think I ever have.
16         Q.     Okay.  Thank you.  The Blackberry,
17   does it do e-mail?
18         A.     Yes.
19         Q.     And does it do text messages?
10:38:08 20         A.     I don't know.  It might.
21         Q.     But in any case, you don't use it
22   for text messages, I take it?
23         A.     No, I don't -- I don't think I ever
24   have.
0008
 1                      J.K. Brown
 2         Q.     Okay.  And your cell phone, do you
 3   have e-mail on that?
 4         A.     No.  My own personal cell phone?
10:38:21  5         Q.     Yes.
 6         A.     No, I don't have e-mail on that.
 7         Q.     And do you have e-mail on your
 8   cell phone, on your personal cell phone?
 9         A.     I'm sorry.  Isn't that what you
10:38:32 10   just --
11                MS. PARK:  Objection.  Asked and
12         answered.  Mr. Brown just testified he has
13         no e-mail on his personal phone.
14         Q.     Did you say that?
10:38:38 15         A.     Yeah.
16         Q.     I'm sorry.  Missed it.
17                So we covered a lot of ground there,
18   so I'm going to go back a bit.
19                In what year did you start at Kelley
10:38:54 20   Drye?
21         A.     I started, I think, in 1997.
22         Q.     Thereabouts?
23         A.     Yeah.
24         Q.     And what did you do before then?
0009
 1                      J.K. Brown
 2         A.     I was in law school.
 3         Q.     Can you state which law school you
 4   were in?
10:39:05  5         A.     Brooklyn Law School.
 6         Q.     Okay.  And did you pass the bar?
 7         A.     I did.
 8         Q.     And what year did you pass the bar,
 9   approximately?
10:39:24 10         A.     I think it was '97.
11         Q.     And are you admitted to practice
12   before any court?
13         A.     Yes.
14         Q.     Can you describe which courts?
10:39:27 15         A.     The Southern District of New York,
16   the Eastern District of New York, maybe the
17   Western District of New York, I don't remember.
18   New York State court.  I think that's about it.
19         Q.     Okay.
10:39:40 20         A.     I'm sorry, Second Circuit Court of
21   Appeals.
22         Q.     Okay.  Court of Appeals.  Second
23   Circuit is the circuit -- is that the circuit
24   that the Southern District of New York appeals
0010
 1                      J.K. Brown
 2   to?
 3         A.     I think most of the time, yes.
 4         Q.     Yes.  Thank you.
10:39:56  5                And the higher court than the
 6   Circuit Court of Appeals, the U.S. Supreme Court,
 7   have you ever been admitted to practice there?
 8         A.     No.
 9         Q.     All right.  You're familiar with the
10:40:06 10   laws of New York State; is that correct?
11                MS. PARK:  Objection to form.
12         A.     Some of them.
13         Q.     I have a question.  Do you -- do you
14   feel that I am hostile to you?
10:40:23 15         A.     How do you mean?
16         Q.     Do you feel that I wish to do you
17   personal harm?
18         A.     At this moment, no.
19         Q.     Do you feel I've in the past wanted
10:40:32 20   to do you personal harm?
21         A.     I'm not sure I'm understanding your
22   question.
23         Q.     Do you feel that I wish to harm you
24   personally?
0011
 1                      J.K. Brown
 2         A.     No, I don't feel that you wish to
 3   harm me personally.
 4         Q.     Have you ever felt that?
10:40:45  5         A.     I don't think so.  Not that I can
 6   recall.
 7         Q.     Now, when -- are you aware that --
 8   of any way that I might want to harm Ms. Park
 9   personally?
10:41:06 10                MS. PARK:  Mr. Lindner, I'm going to
11         object to this line of questioning.  First
12         of all, you're not going to pry into what
13         communications I've had with Mr. Brown in
14         his capacity as in-house counsel of
10:41:17 15         American Express.  Those communications are
16         squarely privileged.
17                Furthermore, Judge Katz, by order
18         dated January 14th, made clear that this
19         deposition is to be limited to the very
10:41:27 20         narrow issue of what information Mr. Brown
21         adduced in connection with your complaint
22         when he was acting in his capacity as a
23         fact investigator.  You are not to be
24         soliciting information from him that --
0012
 1                      J.K. Brown
 2         that pertains to his role as in-house
 3         counsel for American Express.
 4                MR. LINDNER:  That's noted.  Your
10:41:47  5         objection is noted.  Perhaps at the break
 6         you can find me that exact order so that I
 7         can review it.
 8                MS. PARK:  No.  I've told you what
 9         the order is.  You find it yourself.
10:41:57 10                MR. LINDNER:  I don't know if
11         everything that you say is true, and I
12         don't know whether I can recall it
13         sufficiently.  I wish to see it in writing.
14         Q.     So let me continue.  Who is your
10:42:06 15   attorney at this -- representing you?  Do you
16   have an attorney representing you?
17         A.     Representing me personally?
18         Q.     Yes.
19                MS. PARK:  Mr. Brown is not a
10:42:17 20         personal -- not an individual defendant,
21         Mr. Lindner.  He's been called here as an
22         American Express representative.
23                MR. LINDNER:  Ms. Park, I appreciate
24         your speeches, but can we wait until the --
0013
 1                      J.K. Brown
 2                MS. PARK:  It's not a speech.
 3                MR. LINDNER:  The deponent -- that's
 4         good.  I wish the deponent to answer.  If
10:42:32  5         you have an objection, say "objection."
 6         Then I wish to direct Jason Brown to
 7         answer.
 8         Q.     So do you have an attorney at all?
 9         A.     Do I have an attorney?
10:42:42 10         Q.     Yes.
11         A.     Personally?
12         Q.     Yes.
13         A.     No.
14         Q.     Do you have an attorney for this
10:42:49 15   case?
16         A.     I'm not a defendant in this case.
17         Q.     I understand.  So what's the answer?
18         A.     American Express has an attorney in
19   this case.
10:42:58 20         Q.     Okay.  Are you American Express'
21   attorney in this case?
22         A.     I am in-house counsel for American
23   Express.  We have outside counsel who is also
24   representing American Express.  That's Kelley
0014
 1                      J.K. Brown
 2   Drye & Warren.
 3         Q.     So are you -- are you the attorney
 4   representing somebody in this case?  Are you
10:43:19  5   anybody's attorney?
 6         A.     Yeah.  I would say I'm acting on
 7   behalf of the company.
 8         Q.     Okay.  So can you tell me what a
 9   30(b)(6) examination is?
10:43:32 10         A.     You're asking me for what my legal
11   opinion of a 30(b)(6) --
12         Q.     Yes.
13         A.     -- examination.  A 30(b)(6), my
14   recollection is that it is a federal rules of
10:43:42 15   civil procedure whereby a spokesperson for an
16   entity, such as a corporation, testifies on
17   behalf of the entity.
18         Q.     Are you the spokesperson for
19   American Express?
10:43:54 20         A.     No.
21                MS. PARK:  Mr. Lindner, this is not
22         a 30(b)(6) deposition.  Move on.  Move on.
23                MR. LINDNER:  I'm asking -- your
24         objection is noted.
0015
 1                      J.K. Brown
 2                MS. PARK:  Move on.
 3                MR. LINDNER:  Please, Ms. Park, do
 4         not repeat "move on" or I'm going to call
10:44:08  5         the magistrate judge for your being
 6         repetitive.  I heard you say once move on.
 7         And if you wish -- if you wish to call
 8         Magistrate Judge Katz and say you wanted me
 9         to move on, you can do so, but I suggest
10:44:20 10         that you just make an objection on the
11         record.
12         Q.     So I'm asking you, are you a
13   30(b)(6) representative of the corporation?
14         A.     If you have the notice of deposition
10:44:27 15   pursuant to which I'm here, it will help me
16   answer that question.
17                MS. PARK:  You're asking him
18         information --
19         Q.     I don't have that handy.
10:44:44 20         A.     Okay.  Without knowing how you
21   noticed my deposition, then I can't answer that
22   question.
23         Q.     Okay.  That's fair enough.  Do you
24   know who is the person at American Express who's
0016
 1                      J.K. Brown
 2   representing the corporation for this case?
 3         A.     I don't understand your question.
 4         Q.     You're not representing American
10:44:51  5   Express for this case; correct?
 6         A.     In what capacity?
 7                MS. PARK:  Objection.  He responded
 8         that he does represent American Express as
 9         in-house counsel.
10:44:59 10         Q.     Well, and Qing represents -- let me
11   ask you a question.  Does Qing represent American
12   Express?
13                MS. PARK:  Qing Lin is an individual
14         defendant, Mr. Lindner.
10:45:11 15                MR. LINDNER:  I appreciate that,
16         but, Ms. Park, I'm not deposing you.  I'm
17         deposing Jason Brown.  Please stop
18         interrupting.  If you wish to make an
19         objection, please make an objection.
10:45:22 20                MS. PARK:  Yeah, I've made my
21         objection.  If you continue like this, I'm
22         going to ask Judge Katz to cut Mr. Brown's
23         deposition in half.  Move on.
24                MR. LINDNER:  That's good.  You can
0017
 1                      J.K. Brown
 2         ask whatever you wish, Miss Park.
 3                MS. PARK:  Move on.
 4         Q.     So is Qing Lin representing American
10:45:34  5   Express?
 6         A.     In what capacity?
 7         Q.     For instance, if there's a legal
 8   statement made by American Express in their
 9   brief, is Qing Lin the one who would make it?
10:45:46 10                MS. PARK:  Objection to form.
11         A.     I'm sorry, I'm not understanding
12   what you're asking here.  What brief are you
13   talking about?  What statement are you talking
14   about?
10:45:55 15         Q.     Okay.  I'm going to go to an exhibit
16   and --
17                MR. LINDNER:  Do you have the
18         original exhibits, Amy?  Thank you.
19                THE REPORTER:  Wait one second.  Let
10:46:48 20         me just make sure.
21                MR. LINDNER:  Thank you very much.
22                I'm going to go to specific
23         exhibits -- is this all of them?  There was
24         an exhibit about -- here's Exhibit 2 but
0018
 1                      J.K. Brown
 2         we're missing Exhibit 3.  Do you see
 3         Exhibit 3?  You see that I've just taken
 4         Exhibit 2 -- oh, no.  Here's 3.  Okay, got
10:47:21  5         it.  All right.
 6         Q.     We have an exhibit here, a pair of
 7   exhibits, Exhibit 2 and 3 that were used
 8   previously with Qing.  Sorry, I said it was right
 9   next to each other.  One is called -- Exhibit 2
10:47:36 10   is called an amended complaint and No. 3 is
11   called an answer.  Have you heard those terms
12   before?
13         A.     Yes.
14         Q.     I'm going to show you Exhibit 2.
10:47:49 15   Have you ever seen this before?
16         A.     Yes, I have.
17         Q.     Okay.  Well, since you've just --
18   proves that.  Have you seen Exhibit 3 before?  Is
19   that 3?  Yes.
10:48:53 20         A.     Yes, I have.
21         Q.     Okay.  Good.
22                Have you seen that type of format
23   before?
24                MS. PARK:  Objection to form.
0019
 1                      J.K. Brown
 2         A.     Of these documents?
 3         Q.     Yes.
 4         A.     Yes.
10:49:03  5         Q.     Can you explain how you are familiar
 6   with that?
 7                MS. PARK:  Objection to form.
 8         A.     I'm not sure I understand what
 9   you're asking.  Are you asking me how I'm
10:49:12 10   familiar with this form of document?
11         Q.     Yes.
12         A.     I'm a lawyer and these are standard
13   form for pleadings.
14         Q.     Okay.  Do you know what sort of
10:49:24 15   trial this is?
16         A.     I'm not sure I understand your
17   question.
18         Q.     Is it a civil or criminal trial?
19                MS. PARK:  Objection to form.  There
10:49:30 20         is no trial, Mr. Lindner.
21         Q.     What sort of case is this, civil or
22   criminal?
23                MS. PARK:  We stipulated civil.
24         A.     It's a civil case.
0020
 1                      J.K. Brown
 2                MR. LINDNER:  Ms. Park, I appreciate
 3         your stipulation.  Sometimes your
 4         stipulations are poor.
10:49:44  5         Q.     Let me ask Jason Brown.  If Ms. Park
 6   would stipulate something and it was incorrect,
 7   would you just let it go or would you object?
 8         A.     You need to repeat the question.
 9   I'm not sure what you're asking.
10:49:57 10                MS. PARK:  Objection.  He's not
11         answering a hypothetical question.
12         Q.     Let me ask you a direct question.
13   I'm going to show you another exhibit.  It's
14   called Exhibit 4.  Exhibit 4 is also called
10:50:13 15   "American Express Code of Conduct," about 40
16   pages long.  Can you take a look at it?
17         A.     Sure.
18         Q.     Have you seen that before?
19                MS. PARK:  Let him look at the
10:50:22 20         document.
21                MR. LINDNER:  Ms. Park, please.  He
22         can speak up for himself.  He's a lawyer.
23         He's knowledgeable.
24                MS. PARK:  He's not here -- he's not
0021
 1                      J.K. Brown
 2         here in his capacity as a lawyer.
 3                MR. LINDNER:  That's good to know.
 4         A.     Without checking through every
10:50:51  5   page --
 6         Q.     Suppose I changed one page in it,
 7   would you be able to recognize that that page was
 8   different?
 9         A.     I don't know.
10:50:58 10         Q.     Probably not; right?  You don't have
11   it memorized; right?
12         A.     There's two questions you asked me.
13   Are you asking probably not or are you asking if
14   I have this memorized?
10:51:07 15         Q.     Do you have it memorized?
16         A.     No.
17         Q.     Why not?
18         A.     Why do I not have this memorized?
19         Q.     Yeah.
10:51:13 20         A.     I have no need to memorize it.
21         Q.     Good.  Have you ever looked at it?
22         A.     This document?
23         Q.     Yes.
24         A.     Yes.
0022
 1                      J.K. Brown
 2         Q.     How often?
 3         A.     How often have I looked at this
 4   document?
10:51:21  5         Q.     Yes.
 6         A.     I don't know.
 7         Q.     Ever?  You said once; right?
 8         A.     No, I didn't say once.  You asked me
 9   have I ever seen --
10:51:38 10         Q.     How often have you seen it?
11         A.     I said I don't know.
12         Q.     Do you see it like a few times a
13   year, once a year, once every 10 years?  You've
14   worked with American Express, let's see, since
10:51:42 15   2004.  That's four or five years ago.  So in
16   those four or five years, how often have you seen
17   the American Express code of conduct?
18         A.     The code of conduct is updated every
19   couple of years.  So this is a code of conduct
10:51:53 20   that's dated on one of the first couple of pages
21   June 2005.
22         Q.     Yes.
23         A.     So while I know that I've seen this
24   document --
0023
 1                      J.K. Brown
 2         Q.     Yes.
 3         A.     -- I don't know how many times I've
 4   worked with this document, as opposed to any
10:52:03  5   other version of the code of conduct.
 6         Q.     Okay.  All the other versions are
 7   variations on -- on this document; is that
 8   correct?
 9                MS. PARK:  Object to form.
10:52:15 10         A.     There are different codes of
11   conduct.  The code of conduct is amended or
12   modified or changed every couple of years.
13         Q.     So can you open to the beginning
14   where -- you're at that page.  Doesn't it state
10:52:31 15   there, and I don't have my copy right in front of
16   me, that this code of conduct is periodically
17   updated?
18         A.     Can you show me where you're --
19   where you're referring to.
10:52:44 20         Q.     Sure.  Let me take a look at it.
21   The second paragraph, first sentence or two.
22         A.     Do you want me to read the second
23   paragraph out loud to you?
24         Q.     Yes.  To the -- to the TV camera.
0024
 1                      J.K. Brown
 2         A.     "The current version of the code,
 3   like each of its earlier versions issued since
 4   1975, sets forth guiding principles and
10:53:02  5   illustrative examples to illustrate you in
 6   deciding how to resolve potentially troublesome
 7   issues and where to go for help and advice."
 8         Q.     Okay.  So when it says the current
 9   version, what you're talking about is you've seen
10:53:14 10   this version but you've also seen more recent
11   versions; is that correct?
12         A.     Yes, yes.
13         Q.     Clarify.  Yes, you have?
14         A.     Yes.
10:53:25 15         Q.     How often -- let me retract that.
16   Let me ask a different question.
17                Have you ever signed a code of
18   conduct?
19         A.     Yes.  I've signed each one since
10:53:36 20   I've been there.
21         Q.     What does each one mean?
22                MS. PARK:  Objection to form.
23         A.     Well --
24                MR. LINDNER:  Excuse me, Ms. Park.
0025
 1                      J.K. Brown
 2                MS. PARK:  I can object to form,
 3         Mr. Lindner.  Move on.
 4                MR. LINDNER:  You can object all you
10:53:46  5         want.  But he said each one and I'm asking
 6         what he means.  Does that make sense?
 7         Q.     By the way, Jason, let me tell you
 8   something.  If you don't understand what I say,
 9   please ask, okay.  Because otherwise if you don't
10:54:00 10   ask, I'm going to assume you understand it,
11   right.
12         A.     Fair enough.
13         Q.     But if I don't understand what you
14   say, I hope Ms. Park doesn't object again as to
10:54:10 15   form to stop me from asking you what you mean.
16   So let me ask you.  You used the phrase "each
17   one"; correct?
18         A.     I don't know.
19                THE WITNESS:  Can you read back what
10:54:20 20         I said?  I don't remember my exact words
21         there.
22                MR. LINDNER:  Amy.
23                (Record read.)
24         Q.     So I ask what each one means?
0026
 1                      J.K. Brown
 2         A.     So each time the code is updated and
 3   distributed to employees, we're required to sign
 4   that version of the code.  So I have had to sign
10:54:57  5   the different versions of the code as they've
 6   been syndicated or sent out.
 7         Q.     And how often does that happen,
 8   every month?
 9                MS. PARK:  Objection.  Asked and
10:55:08 10         answered.
11         A.     No, I think it happens around every
12   couple of years.
13         Q.     Can you give an estimate on what
14   couple of years means?
10:55:16 15                MS. PARK:  Objection.  Asked and
16         answered.
17         A.     I don't understand your question.
18         Q.     When you say a "couple of years,"
19   what does "couple" mean?
10:55:21 20         A.     Two, give or take six months.  It
21   may be a year and a half.  It may be two years.
22   It may be three years.  I don't really know.  You
23   no what?  Let me say this:  I don't know how
24   frequently it happens.
0027
 1                      J.K. Brown
 2         Q.     Okay.  So if you -- if you -- how
 3   long have you been at American Express again?
 4         A.     Since 2004.
10:55:41  5         Q.     How many years?
 6         A.     Well, it's 2009, so a little short
 7   of five years.
 8         Q.     And how many -- and you say this
 9   comes every couple of years you get a new
10:55:53 10   version; correct?
11         A.     Have I gotten a new version every
12   couple of years?
13         Q.     No.  Has American Express given a
14   new version out, syndicated it?
10:56:03 15                MS. PARK:  Objection.
16         A.     Since I've been there, it's been
17   updated or new versions have been sent out I
18   think twice, maybe three times.  I really don't
19   recall.
10:56:15 20         Q.     So if it came out three times and
21   you were there for four or five years; correct?
22   You don't know which month you started?
23         A.     I started in March.
24         Q.     And now it's the end of January.  So
0028
 1                      J.K. Brown
 2   it's almost five years?
 3         A.     Uh-huh.
 4         Q.     So if you signed, I think you said,
10:56:36  5   three of them --
 6         A.     Right.  But when -- as a new hire, I
 7   had to sign one.
 8         Q.     Okay.  So -- so I'm going to ask you
 9   a mathematical question, all right.  If somebody
10:56:53 10   is an employee for four to five years and every
11   couple of years they sign the document, how many
12   times would they have signed it in their tenure
13   at American Express?
14         A.     I'm not -- I'm not sure I understand
10:57:21 15   what you're asking me here.
16         Q.     I give you here a piece of paper
17   that's marked "Jason Brown."  And the rest of it
18   is blank.  Just lines on it.  Regular lined
19   paper.  Do you agree?
10:57:25 20         A.     It's not marked.
21         Q.     Well, I wrote "Jason Brown" at the
22   top.
23         A.     Okay.
24         Q.     That's what I mean by "marked."
0029
 1                      J.K. Brown
 2         A.     Oh.  It's going to be marked as an
 3   exhibit.
 4                MS. PARK:  Mr. Lindner, you're not
10:57:33  5         going to mike my client do mathematical
 6         calculations.  No, you're not.
 7                MR. LINDNER:  Do you wish to make an
 8         objection?
 9                MS. PARK:  Yeah, I do.  I'm going to
10:57:40 10         direct my client not to answer.
11                MR. LINDNER:  Objection noted.
12         Q.     Mr. Brown, I want you to calculate
13   here, put down the number of years that you've
14   been working at American Express and please write
10:57:50 15   that down.
16                MS. PARK:  No.  I'm directing my
17         client not to write anything down and I'm
18         directing you to move on.
19                MR. LINDNER:  I understand the
10:57:56 20         objection.
21                MS. PARK:  He's here in his capacity
22         as an investigator.
23                MR. LINDNER:  Ms. Park, do you have
24         an objection?
0030
 1                      J.K. Brown
 2                MS. PARK:  No.  I'm directing you to
 3         move on.
 4                MR. LINDNER:  And I do not do that.
10:58:07  5                MS. PARK:  Mark the record for a
 6         ruling.  I'm directing my client not to
 7         respond or do your little mathematical
 8         calculation.  Move on.
 9                MR. LINDNER:  So I understand move
10:58:15 10         on.  Your objection is noted.
11                MS. PARK:  Okay.  Move on.
12                MR. LINDNER:  But I am continuing.
13                MS. PARK:  You don't understand
14         "move on."
10:58:21 15         Q.     So how many years have you worked at
16   American Express?  Please answer.
17         A.     I think I answered it already.  A
18   little less than five.
19         Q.     Okay.  How often does American
10:58:30 20   Express put out or syndicate, to use your term --
21   is syndicate your term?
22                MS. PARK:  What question are you
23         asking him?
24         A.     Yeah.  I don't know what you're
0031
 1                      J.K. Brown
 2   asking me.
 3         Q.     Did you use the term "syndicate" for
 4   how American Express distributes the document?
10:58:45  5         A.     I don't know if I used the word
 6   "syndicate."
 7                MR. LINDNER:  Amy, can you read back
 8         his testimony on what he said.  I think he
 9         said AMEX syndicates every few years or
10:58:58 10         distributes.  Thank you.
11                (Record read.)
12         A.     Okay.
13         Q.     So you did use the phrase
14   "syndicated"?
11:00:07 15         A.     Sounds like I did.
16         Q.     Okay.  So can you please write the
17   number of years that you've worked at American
18   Express on the piece of paper?
19                MS. PARK:  Objection.  I'm going to
11:00:16 20         direct my client not to write anything on
21         the piece of paper that you've given him.
22                Mark the transcript for a ruling.
23                MR. LINDNER:  That's okay.  Will you
24         give him a piece of your paper so he can
0032
 1                      J.K. Brown
 2         write it down?
 3                MS. PARK:  No.
 4         Q.     Okay.  I'm asking that you write it
11:00:29  5   anyhow.
 6                MS. PARK:  No.  I'm directing my
 7         client not to.
 8                MR. LINDNER:  On what grounds?
 9                MS. PARK:  On the grounds that this
11:00:36 10         harassment, totally inappropriate and
11         totally irrelevant to the purpose for which
12         Mr. Brown has made time to appear today.
13                MR. LINDNER:  Your objection is
14         noted.
11:00:45 15                MS. PARK:  Move on.
16                MR. LINDNER:  Your objection is
17         noted.  I'm asking you to please write it.
18                MS. PARK:  No.  I'm directing my
19         client not to write it.
11:00:56 20                MR. LINDNER:  We'll do a request for
21         a ruling.  Amy, do you note things like
22         that on your transcripts?
23                THE REPORTER:  It's noted.  It's in
24         the body of the transcript.
0033
 1                      J.K. Brown
 2                MR. LINDNER:  Okay.  It's hard to
 3         find or you have a special thing?
 4                THE REPORTER:  I can look up a word
11:01:14  5         or whatever it is.
 6                MR. LINDNER:  And the request was on
 7         two things.  One is I wanted Jason to write
 8         down the numbers.
 9         Q.     Second is I wanted you to do the
11:01:30 10   arithmetic problem.
11                MR. LINDNER:  Do you agree for him
12         to do that?
13                MS. PARK:  No, Mr. Lindner.  I do
14         not.
11:01:39 15                MR. LINDNER:  Okay.  If you have to
16         take a medical break, we can.
17         Q.     So are you familiar with the
18   testimony -- the deposition of Qing?
19         A.     What was the question?
11:01:56 20         Q.     Are you familiar -- a week ago Qing
21   Lin was deposed by me.
22         A.     Okay.
23         Q.     Have you been told about what
24   happened?
0034
 1                      J.K. Brown
 2                MS. PARK:  Objection to form.
 3         You're not going to get information that's
 4         protected by the attorney-client privilege.
11:02:08  5         Q.     Are you an attorney to Qing?
 6         A.     I'm an attorney to the company.
 7         Q.     And under your capacity as attorney
 8   to the company, were you given that information?
 9         A.     That he testified?
11:02:19 10         Q.     Yes.
11         A.     And that he was deposed?
12         Q.     Yes.
13         A.     Yes, I know he was deposed.
14         Q.     And you were told details of the
11:02:26 15   deposition?
16                MS. PARK:  Objection.  I'm directing
17         my client not to respond.
18                Mr. Lindner, you are not going to
19         get information protected by the
11:02:32 20         attorney-client privilege.  You're not
21         going to secure information as to what
22         communications I had with Mr. Brown about
23         this case, how many communications I had
24         with Mr. Brown about this case, or the
0035
 1                      J.K. Brown
 2         subject matter of what communications I had
 3         with Mr. Brown.
 4                MR. LINDNER:  I don't want to know
11:02:45  5         the subject matter.
 6                MS. PARK:  No.
 7                MR. LINDNER:  But I do want to
 8         know -- so your objection is noted.
 9                MS. PARK:  And I'm directing my
11:02:50 10         client not to respond.
11                MR. LINDNER:  I understand.
12         Q.     Do you know Jean Park from prior to
13   today?
14         A.     Yes.
11:02:57 15         Q.     How do you know her?
16         A.     She's the attorney representing
17   American Express in this case.  That's one of the
18   ways I know her.
19         Q.     How else do you know her?
11:03:07 20         A.     Jean Park and I worked together at
21   Kelley Drye.
22         Q.     When was that?
23         A.     It spanned a number of years.
24         Q.     Can you give an approximate date?
0036
 1                      J.K. Brown
 2         A.     Well, I think Jean Park worked at
 3   Kelley Drye for the length of my tenure at Kelley
 4   Drye.
11:03:23  5         Q.     Before you started or after you
 6   started?
 7         A.     Before I started what?
 8         Q.     At Kelley Drye.
 9         A.     Was she there, is that what you're
11:03:28 10   asking me?
11         Q.     That's what I'm asking.
12         A.     Yes.  She was at Kelley Drye when I
13   got there.
14         Q.     Did you know her name back then?
11:03:36 15                MS. PARK:  Objection to form.
16         A.     We worked -- we worked in the same
17   law firm, so sure.
18         Q.     Well, there are a number of people
19   in your law firm; correct?  In that law firm,
11:03:44 20   Kelley --
21                MS. PARK:  Objection to form.
22         Q.     -- Kelley Drye.  What's the full
23   name of the firm?
24         A.     The full name of the firm is Kelley
0037
 1                      J.K. Brown
 2   Drye & Warren.
 3         Q.     Okay.  What was the full name of the
 4   firm when you worked there?
11:03:55  5         A.     Same name.
 6         Q.     It wasn't just Kelley Drye?
 7         A.     I don't think so.
 8         Q.     I thought so.  All right.
 9                Do you ever talk to Ms. Park about
11:04:08 10   nonattorney-client subjects?
11                MS. PARK:  I'm going to direct my
12         client not to respond to that.
13                Mr. Lindner, this is completely
14         inappropriate.
11:04:16 15                MR. LINDNER:  I understand.  Your
16         objection is noted.
17                MS. PARK:  No.  I'm directing my
18         client not to respond.  And if you
19         continue, you do so at your own peril.
11:04:25 20                MR. LINDNER:  Then I do so at my own
21         peril.
22                MS. PARK:  I'm directing my client
23         not to respond.
24         Q.     How do you distinguish your
0038
 1                      J.K. Brown
 2   attorney-client privileged conversations with
 3   Ms. Park from the ones where they're not
 4   privileged?
11:04:37  5                MS. PARK:  Objection.
 6         Q.     Do you have a method of doing that?
 7                MS. PARK:  Objection.  You're
 8         assuming facts that haven't been
 9         established and furthermore --
11:04:47 10         Q.     Are any of your conversations with
11   Ms. Park attorney-client privileged?
12                MS. PARK:  I'm directing you not to
13         respond to that.
14         Q.     Are you knowledgeable about
11:04:57 15   attorney-client privilege?
16                MS. PARK:  Objection to form.
17         A.     And you're asking about?
18         Q.     Do you know what attorney-client
19   privilege means?
11:05:04 20         A.     Yes.
21         Q.     What does it mean?
22         A.     It's got many meanings.
23         Q.     Please explain.
24         A.     Attorney-client privilege attaches
0039
 1                      J.K. Brown
 2   in many different ways to many different
 3   situations.
 4         Q.     Keep going.
11:05:14  5                MS. PARK:  No.
 6         Q.     I'm asking --
 7         A.     I don't really know what you're
 8   asking me.
 9         Q.     Imagine if you were -- imagine, if
11:05:20 10   you will, that this case goes to trial.  Can you
11   imagine that?
12                MS. PARK:  Mr. Lindner, we're not --
13         we're not going to be responding to your
14         hypotheticals.  And furthermore,
11:05:30 15         Mr. Brown's job is not to educate you on
16         what the attorney-client privilege is.
17                MR. LINDNER:  I appreciate that.
18                MS. PARK:  You need to go to the
19         pro se office, if you'd like no know what
11:05:39 20         that is, okay.  Move on.  I'm directing my
21         client not to respond.
22         Q.     So you refuse to respond --
23                MS. PARK:  No.  I'm directing my
24         client not to respond.
0040
 1                      J.K. Brown
 2                MR. LINDNER:  I understand.
 3         Please -- your objection is noted.
 4                MS. PARK:  No.  It's not an
11:05:51  5         objection.  I'm directing my client not to
 6         respond to you.
 7         Q.     So do you know if this is a jury
 8   trial or not?
 9                MS. PARK:  There is no trial,
11:05:57 10         Mr. Lindner.  We are in discovery.
11         A.     Maybe I can kind of try to answer
12   what I think you're asking.
13         Q.     Sure.
14         A.     The complaint --
11:06:12 15         Q.     Yup.  What exactly --
16         A.     That has been marked as Plaintiff's
17   Exhibit 2 says "Jury trial demanded."
18         Q.     Okay.  So what does that mean?
19         A.     It means that you demanded or your
11:06:24 20   attorney at the time demanded a jury trial in
21   this case.
22         Q.     Is that a hypothetical situation?
23         A.     I don't know what you mean by that.
24                MS. PARK:  Objection to form.
0041
 1                      J.K. Brown
 2         Q.     I'm asking -- do you understand what
 3   hypothetical means?
 4         A.     No.  I understand what hypothetical
11:06:35  5   means.  I don't understand what you're asking me.
 6         Q.     I'm asking you is it hypothetical
 7   whether this will be a jury trial?
 8                MS. PARK:  Yeah.  It's hypothetical,
 9         Mr. Lindner, because we're not in trial.
11:06:46 10                THE WITNESS:  Right.
11                MR. LINDNER:  I appreciate that.
12         Ms. Park, if you wish to object, object.
13                MS. PARK:  I object.  Move on.
14                MR. LINDNER:  Okay.  Noted.
11:06:53 15         Q.     So is it a hypothetical situation
16   whether this is a jury trial or not?
17         A.     Yeah.
18         Q.     Okay.  Why is that?
19         A.     There could be a number of reasons
11:07:00 20   that it doesn't go to trial.
21         Q.     For instance?
22         A.     For instance --
23                MS. PARK:  Your case is dismissed,
24         Mr. Lindner.
0042
 1                      J.K. Brown
 2         A.     Right.  Your case is dismissed.
 3                MR. LINDNER:  Ms. Park, I'm not
 4         deposing you.  You can object if you want
11:07:14  5         to.
 6                MS. PARK:  You are not going to ask
 7         Mr. Brown what his --
 8                MR. LINDNER:  I'm going to ask him
 9         many questions.
11:07:15 10                MS. PARK:  In his capacity as
11         in-house counsel for American Express,
12         that's palpably improper.  Move on.
13         Q.     Okay.  Let's assume for a moment
14   that you are not attorney for American Express.
11:07:27 15         A.     I am.
16                MS. PARK:  But he is.  Move on.
17         Q.     So under attorney-client privilege
18   you would not be able to read this document;
19   right?  You would not be able to say jury trial
11:07:32 20   demanded; correct?  Do you agree?
21                MS. PARK:  My God.
22         A.     I don't even know what you're asking
23   me at this point.
24         Q.     I'm asking you, you're an attorney
0043
 1                      J.K. Brown
 2   for American Express; right?
 3         A.     I am.
 4         Q.     I do not wish to violate
11:07:46  5   attorney-client privilege?
 6         A.     Okay.
 7         Q.     All right.
 8         A.     Okay.
 9         Q.     So if I ask you a question that
11:07:51 10   says -- that violates attorney-client privilege,
11   will you point it out to me?
12         A.     I may, but it's really my attorney's
13   job to do that.
14         Q.     Okay.
11:07:58 15         A.     In this forum, at least.
16         Q.     Okay.  So can you read what that --
17   that statement that I'm pointing to --
18                MS. PARK:  Objection.  He's read it
19         already.  "Jury trial demanded."
11:08:11 20         A.     That's what I just said.
21         Q.     But I didn't ask Ms. Park to do it.
22   I'm asking you to do it.
23                MS. PARK:  No.  He's done it.  Asked
24         and answered.  Move on, asked and answered.
0044
 1                      J.K. Brown
 2                MR. LINDNER:  Ms. Park --
 3                MS. PARK:  Move on.
 4                MR. LINDNER:  I'm not.  Please,
11:08:19  5         Ms. Park.
 6                MS. PARK:  Move on.
 7                MR. LINDNER:  I'm not.
 8         Q.     Can you please tell me what that
 9   says?
11:08:26 10                MS. PARK:  We've stipulated, jury
11         trial demanded.
12                MR. LINDNER:  I don't want to hear
13         your stipulation.  Ms. Park, please.  Okay,
14         I'm noting the time is 10:08.  That's
11:08:33 15         correct.
16                MS. PARK:  It's 11:08.
17                MR. LINDNER:  I'm stipulating it's
18         10:08 but I could be wrong.  Just like if
19         you stipulate it's 11:08, you could be
11:08:46 20         wrong or you could be right.
21         Q.     I'm asking you now, Jason, could you
22   please read that sentence that's underlined on
23   Exhibit 2?
24         A.     There are a number of sentences that
0045
 1                      J.K. Brown
 2   are underlined.
 3         Q.     In bold?
 4         A.     And they're in bold as well.  But
11:09:00  5   can I just say the document speaks for itself?
 6         Q.     Can you read that out loud, please.
 7                MS. PARK:  Mr. Lindner, this is
 8         harassment.  Move on.
 9         Q.     Okay.  Can you please read what that
11:09:07 10   says.  Yes.
11         A.     "Jury trial demanded."
12         Q.     What does that mean to you?
13         A.     Didn't we just go through that?
14                MS. PARK:  Asked and answered.
11:09:16 15         Q.     I want you to please explain it to
16   me.
17         A.     It means that --
18                MR. LINDNER:  Please, Ms. Park, I'm
19         not deposing you.
11:09:20 20                MS. PARK:  Objection to form.  Asked
21         and answered.
22                MR. LINDNER:  Okay, good.  It's a
23         hostile witness and a hostile attorney.
24         Q.     But I'm asking, please explain what
0046
 1                      J.K. Brown
 2   that means?
 3                MS. PARK:  Objection.  Asked and
 4         answered.
11:09:31  5         A.     You and/or your attorney demanded a
 6   jury trial in this action.
 7         Q.     Okay.  Suppose American Express did
 8   not accept it, maybe they did, maybe they didn't.
 9   How would we know?  Can you tell from these
11:09:44 10   exhibits whether American Express accepted a jury
11   trial?
12                MS. PARK:  Which question are you
13         asking him?  You've asked him two different
14         questions.
11:09:51 15                MR. LINDNER:  Please, Ms. Park.
16         Please simmer down.
17         A.     I really don't understand what
18   you're asking me.  Are you asking me whether --
19   can you repeat your question.
11:09:58 20         Q.     Yes.  Is there anything that
21   indicates that the jury trial demand has not been
22   accepted by American Express?
23                MS. PARK:  Objection to form.
24         A.     What do you mean "accepted"?
0047
 1                      J.K. Brown
 2         Q.     Is there going to be a jury trial?
 3   Is there a jury trial desired, demanded, desired?
 4         A.     By whom?
11:10:14  5         Q.     By the parties.  In other words, if
 6   it's not a jury trial, what sort of trial would
 7   it be?
 8         A.     You're asking me a hypothetical
 9   question.
11:10:25 10         Q.     If it's not a jury trial --
11         A.     If this case does not go to a jury
12   trial, is that what you're asking me?
13         Q.     No.  I'm asking are there other
14   types of trials aside from jury trials or is that
11:10:35 15   the only choice?
16         A.     Yes.  Here in the U.S., yes, there's
17   a bench trial.  That's sometimes --
18         Q.     Is this a bench trial?
19         A.     We're not in a trial.  This is just
11:10:44 20   a deposition.
21         Q.     Will it be a bench trial?
22         A.     Well, you have demanded a jury
23   trial.  I don't know what --
24         Q.     Well, we demand a lot of things but
0048
 1                      J.K. Brown
 2   is that demand agreed to by the parties?
 3                MS. PARK:  Objection to form.
 4         A.     I don't know whether we've agreed to
11:11:00  5   anything.  I think it's ultimately in the judge's
 6   discretion as to whether or not he grants a jury
 7   trial in this case.  So I can't speak for the
 8   judge as to what he's going to decide between now
 9   and when a jury trial may actually --
11:11:18 10         Q.     Well, can it change to a bench
11   trial, if he wants?
12         A.     I have no idea.
13                MS. PARK:  Mr. Lindner, Mr. Brown is
14         not going to give you information on how to
11:11:26 15         proceed with your case, okay.  Go get an
16         attorney to explain what the procedure is.
17         This is totally irrelevant to this case.
18                MR. LINDNER:  Ms. Park, I understand
19         your objection.  So object --
11:11:38 20                MS. PARK:  You need to move on to
21         another subject.
22                MR. LINDNER:  I'm not going to move
23         on.  And, by the way, I note the time is
24         11:11.  We've been on this for three
0049
 1                      J.K. Brown
 2         minutes.  You've held this up for three
 3         minutes.
 4                MS. PARK:  Three minutes of
11:11:49  5         irrelevant questioning, which is borderline
 6         harassment.
 7                MR. LINDNER:  That's right.  But,
 8         nonetheless, Ms. Park, I feel you are
 9         harassing me.
11:11:58 10                MS. PARK:  I'm sure you do.  Move
11         on.
12                MR. LINDNER:  I do.  I appreciate
13         you regard that --
14                MS. PARK:  Move on.
11:12:06 15                MR. LINDNER:  Ms. Park, if you say
16         one more time "move on," I feel you're
17         harassing me.  You can object.
18                MS. PARK:  No.  I'll say move on,
19         which is what I'm doing.
11:12:17 20                MR. LINDNER:  Ms. Park, while we're
21         on the record, I'd like to stay on the
22         record.  I'd like to have permission to
23         call Judge Katz.
24                MS. PARK:  That's fine.
0050
 1                      J.K. Brown
 2                THE REPORTER:  We are off the record
 3         now?  Are we off the record?
 4                MR. LINDNER:  We are off the record.
11:12:45  5                (Discussion off the record.)
 6                THE VIDEOGRAPHER:  I'm sorry, we are
 7         off the record?
 8                MR. LINDNER:  We are off the record
 9         at 11:12.
11:13:06 10                THE VIDEOGRAPHER:  Okay.  We are off
11         the record at 11:12.
12                (Discussion off the record.)
13                MR. LINDNER:  It's 11:28.
14                THE VIDEOGRAPHER:  We're back on the
11:28:07 15         record at 11:28.
16   BY MR. LINDNER:
17         Q.     Okay.  Before the break, I asked you
18   questions which Ms. Park objected to.  Ms. Park
19   objected to you identifying whether it's a jury
11:28:21 20   trial or not.  Are you able to answer your
21   question sometimes in simpler English?
22         A.     I'm sorry, are you asking me to
23   answer my questions more simply?
24         Q.     Can you do that?
0051
 1                      J.K. Brown
 2         A.     Yeah.  As you said before, if you
 3   don't understand something that I say, just tell
 4   me and I'll try to restate it.
11:28:41  5         Q.     But even if I understood it, if I
 6   felt that the jury might not understand it, would
 7   you be willing to restate it?
 8         A.     I may.
 9         Q.     That's what I'm planning to do.
11:28:53 10                MS. PARK:  That's fine, Mr. Lindner.
11         Is there a question?
12         Q.     That's why I asked about the jury
13   trial.  I want to say that it's not going to be
14   before a judge and you understand that.  So there
11:29:04 15   will be times I'm going to ask you a question
16   and -- and it will be because I want the jury to
17   be able to understand it.
18                Do you understand what I'm saying?
19         A.     Not entirely.  But I just -- I think
11:29:15 20   if you don't understand something I say or you
21   want me to try to restate it, why don't you ask
22   me, and I'll see if I can do that for you.
23         Q.     I'll ask you.  All right.
24                We're in the Southern District of
0052
 1                      J.K. Brown
 2   New York courthouse; is that correct?
 3                MS. PARK:  We stipulate we are
 4         physically sitting in the Southern District
11:29:32  5         of New York courthouse at 500 Pearl Street.
 6                MR. LINDNER:  Good.
 7         Q.     I spoke to Qing last week and
 8   deposed him.  And I asked Qing if he understood
 9   what type of court this was.  To the best of my
11:29:45 10   knowledge, he didn't know the difference between
11   a state court or a local court or a federal
12   court.  Are you aware of the difference between
13   them?
14         A.     Can you -- what are you asking me?
11:29:59 15         Q.     I'm asking you what is the
16   difference between a local court, a state court,
17   and a federal court?
18         A.     There are a lot of differences.
19         Q.     Can you summarize it in a way the
11:30:09 20   jury can understand?
21                MS. PARK:  No.
22         A.     I can give you some information.
23                MS. PARK:  No.  I'm going to direct
24         my client not to answer.  Move on.
0053
 1                      J.K. Brown
 2         Q.     Can you give some information or --
 3                MS. PARK:  I'm directing my client
 4         not to answer.  Move on.  This is
11:30:23  5         irrelevant.
 6                MR. LINDNER:  And can you give a
 7         reason for it?
 8                MS. PARK:  It's irrelevant.  It's
 9         tantamount to harassment.  He's not here as
11:30:30 10         an attorney.  He's not going to give you a
11         primer on the court system.  Nor will he
12         give you legal advice or legal information.
13         If you need help, Mr. Lindner, go to the
14         pro se office or go find an attorney.
11:30:39 15                MR. LINDNER:  I do need help but I
16         think I need help from a judge who will
17         listen to what you're saying and seeing how
18         you're harassing me.
19         Q.     What I'm asking for in this case
11:30:50 20   is -- is a -- is a violation of dropping a gum
21   wrapper on the sidewalk the type of violation
22   that you go to federal court for?
23                MS. PARK:  Objection.  I'm going to
24         direct you not to respond.
0054
 1                      J.K. Brown
 2                Mr. Lindner, move on.
 3         Q.     You can respond, if you wish.
 4                MS. PARK:  No.  I'm directing my
11:31:10  5         client not to respond.  Move on.
 6                MR. LINDNER:  I request a ruling on
 7         that.
 8         Q.     I'd like to know the seriousness of
 9   this case.  Do you feel this is a serious case?
11:31:21 10                MS. PARK:  Objection.  I'm directing
11         my client not to respond.  He's not here in
12         his capacity as in-house counsel for
13         American Express.  You're not going to get
14         a legal assessment from Mr. Brown as to
11:31:32 15         what he thinks of this case.  He's here in
16         his capacity as a fact investigator.  He's
17         a fact witness.
18         Q.     Jason, you took an oath before this
19   deposition began; correct?
11:31:45 20         A.     Correct.
21         Q.     If you violate that oath, what
22   happens?
23         A.     I don't know.  I guess I could be
24   held in contempt of court.
0055
 1                      J.K. Brown
 2         Q.     What would happen then?
 3         A.     I don't know.
 4         Q.     Like going back to the example of --
11:32:01  5   of dropping the gum wrapper on a sidewalk, would
 6   that be the same type of violation, a contempt of
 7   court, as dropping a gum wrapper on -- on the
 8   sidewalk?
 9                MS. PARK:  Objection to form.
11:32:14 10         Q.     By the way, it's illegal to drop gum
11   wrappers on the sidewalk of New York; correct?
12                MS. PARK:  Is that a question?
13         A.     Are you asking me if it's illegal --
14         Q.     Yes.
11:32:24 15         A.     -- to drop a gum wrapper on the
16   sidewalk of New York?
17         Q.     Yes.
18         A.     I don't know.
19         Q.     Okay.  You're familiar with New York
11:32:30 20   laws, though; right?
21         A.     I think I answered that question
22   already.
23         Q.     So -- so with your knowledge as a
24   lawyer, you don't know whether it's illegal to
0056
 1                      J.K. Brown
 2   drop, in New York City, gum wrappers on the
 3   sidewalk?
 4         A.     Correct.
11:32:50  5                MS. PARK:  Objection.  Asked and
 6         answered.
 7                MR. LINDNER:  Just double-checking.
 8                MS. PARK:  No.  There is no
 9         double-checking.  You got the answer.  Move
11:32:52 10         on.
11         Q.     So let's say, for the sake of
12   example, that it is illegal, that you can't just
13   drop trash on the sidewalk.  In fact, if you were
14   walking by a policeman and you just throw things
11:33:04 15   on the ground, he might give you a ticket for it.
16   This is a hypothetical situation.  And if he
17   wrote you a ticket, would be a violation.  Is a
18   contempt of court a similar violation?
19                MS. PARK:  Objection to form.
11:33:18 20         Mr. Brown is here as a fact witness.
21         A.     You're asking my opinion if --
22         Q.     Yes.
23         A.     -- being in contempt of court is the
24   same thing as violating an ordinance against
0057
 1                      J.K. Brown
 2   littering?
 3         Q.     Yes.
 4         A.     In my opinion, no, they're not.
11:33:34  5         Q.     How do they differ?
 6         A.     Well, in my opinion, the acts
 7   themselves differ.
 8         Q.     Yes.
 9         A.     I think the seriousness of the
11:33:39 10   violation differ.
11         Q.     Good.  We'll come back to the
12   seriousness.  And what else?
13         A.     The consequences probably differ.
14         Q.     Can you address what the
11:33:49 15   consequences might be?
16         A.     No.  I don't know anything about a
17   law that prohibits dropping a gum wrapper on the
18   sidewalk.
19         Q.     Can you be disbarred for dropping a
11:33:59 20   gum wrapper on the sidewalk?
21                MS. PARK:  Objection to form.
22         A.     I don't know.  I would doubt it.
23         Q.     Right.  Can you be disbarred for
24   contempt of court?
0058
 1                      J.K. Brown
 2         A.     Can one be disbarred for contempt of
 3   court.
 4         Q.     Yes.
11:34:11  5         A.     I presume so.  Depending on the
 6   severity of it.
 7         Q.     So -- and depending on the severity
 8   of how you dropped a gum wrapper on a sidewalk,
 9   you might also be disbarred, you're saying?
11:34:24 10                MS. PARK:  Objection.
11         A.     I didn't say that.
12         Q.     Well, can you be disbarred for
13   dropping a gum wrapper on the sidewalk?
14                MS. PARK:  Objection.  Asked and
11:34:24 15         answered.
16         A.     Yeah, I think I answered that.
17         Q.     Well, can you repeat the answer.  I
18   forget what you said.
19                THE WITNESS:  Well, can you read it
11:34:28 20         back to me because I'm getting a little
21         confused.
22         Q.     Just answer the question instead of
23   wasting time.
24                MS. PARK:  No.  Read back -- read
0059
 1                      J.K. Brown
 2         back his testimony.
 3                MR. LINDNER:  Read back the
 4         testimony, Amy.
11:35:20  5                (Discussion off the record.)
 6                (Record read.)
 7         Q.     So your answer was that you doubt
 8   it, if you could be disbarred for dropping --
 9         A.     Yeah.  I think it would be unlikely
11:35:47 10   that someone would be disbarred for dropping a
11   gum wrapper on a sidewalk.
12         Q.     And it would be unlikely that you'd
13   be --
14                MR. LINDNER:  Ms. Park -- I note for
11:35:55 15         the record that Ms. Park is looking at --
16                MS. PARK:  I'm changing it so that
17         it doesn't make a noise, Mr. Lindner.
18                MR. LINDNER:  Thank you.
19         Q.     Can you turn it upside down so you
11:36:07 20   can't read the message?
21                MS. PARK:  No.
22                MR. LINDNER:  I note an objection to
23         that.
24                MS. PARK:  Go ahead.
0060
 1                      J.K. Brown
 2                MR. LINDNER:  I just did.
 3                MS. PARK:  Yup.
 4         Q.     So you found it unlikely that you'd
11:36:16  5   be disbarred for dropping a gum wrapper.  And do
 6   you find it unlikely that you'd be disbarred for
 7   contempt of court?
 8                MS. PARK:  Objection.  Asked and
 9         answered.
11:36:27 10         A.     You're asking me if I think it's
11   unlikely that I will be disbarred for contempt of
12   court; is that what you're asking me?
13         Q.     That a lawyer -- well, I don't think
14   you dropped a gum wrapper --
11:36:37 15         A.     Are you asking me about me?
16         Q.     Yes.  I am.
17         A.     I think it would be extremely
18   unlikely.
19         Q.     Why?
11:36:44 20         A.     Because I'm not in contempt of
21   court.
22         Q.     And you wouldn't because you
23   wouldn't tell a lie, you're sworn to tell the
24   truth and that's what you're saying; right?
0061
 1                      J.K. Brown
 2                MS. PARK:  Which question, are you
 3         asking him?  You've asked him four
 4         questions.
11:37:04  5         Q.     Are you going to tell the truth at
 6   this deposition?
 7         A.     Yes.
 8         Q.     And the reason you are going to tell
 9   the truth is because, you gave two reasons, one
11:37:10 10   is it's a serious -- you are under oath -- or
11   three reasons.  One is you're under oath.
12   Second, it's a serious matter.  And third is that
13   the consequence could be disbarment or contempt
14   of court which could lead to disbarment?
11:37:27 15                MS. PARK:  Objection to form.
16         A.     I don't think I said any of that.
17         Q.     Okay.  Do you think that it's an
18   incorrect summary of what you said?
19         A.     I don't know that it's entirely
11:37:35 20   accurate.
21         Q.     Can you accurately state the --
22   the -- why you're telling the truth?
23         A.     Can I -- what?  Are you asking me
24   why am I telling the truth?
0062
 1                      J.K. Brown
 2         Q.     Yes.
 3         A.     I'm a truthful person.  I'm under
 4   oath.  I have no reason to not tell the truth.
11:37:49  5         Q.     Okay.  Thank you.  All right.
 6                So we were talking about Exhibits 2
 7   and 3.  And looking at the amended complaint,
 8   which is Exhibit 2; right?  Can you read
 9   paragraph 4.
11:38:13 10         A.     "Plaintiff Peter W. Lindner
11   ("Lindner") is an individual residing in New York
12   County."
13         Q.     Okay.  Can you tell me which part of
14   that is true and which part of that is false?
11:38:33 15         A.     I know that you're an individual.
16         Q.     Okay.  How about the rest?
17         A.     I don't know where you live.
18         Q.     Okay.  Very good.  Thank you.
19                Now, can you look at Exhibit 3.
11:38:56 20   Look at paragraph 4.  What does it say?  Read it
21   out load.
22         A.     "4, deny knowledge or information
23   sufficient to form a belief as to the truth of
24   the allegations contained in paragraph 4 of the
0063
 1                      J.K. Brown
 2   complaint."
 3         Q.     So -- see, that concerned me.  It
 4   says "the allegations."  So how many allegations
11:39:09  5   do you see in paragraph 4 of the complaint?  It's
 6   the next page.
 7                MS. PARK:  Objection, Mr. Lindner.
 8         I'm going to direct my client not to answer
 9         this question.  I have repeatedly told you,
11:39:21 10         and the Court has directed you, that
11         Mr. Brown is here as a fact witness.
12                You are not going to elicit from
13         Mr. Brown legal -- his legal position as
14         in-house counsel for American Express nor
11:39:33 15         his legal assessment of the answer.  You
16         have the answer, Mr. Lindner.
17                MR. LINDNER:  Well, what is the
18         answer?
19                MS. PARK:  The answer is right in
11:39:42 20         front of you in the form of Plaintiff's 3.
21                Move on.
22                MR. LINDNER:  What are the two
23         allegations?
24                MS. PARK:  I'm not responding.  Nor
0064
 1                      J.K. Brown
 2         is my client.  Move on.
 3                MR. LINDNER:  I understand.
 4         Q.     So you're going to respond to this
11:39:54  5   question --
 6                MS. PARK:  Correct.  Because I'm
 7         directing my client not to answer.
 8                MR. LINDNER:  I understand that.
 9         Q.     Do you know of a person at American
11:40:01 10   Express who can answer that question?
11         A.     What's the question?
12         Q.     What's -- it says on -- on
13   Exhibit 3, item 4, it says, "deny knowledge or
14   information sufficient to form a belief as to the
11:40:17 15   truth of the allegations," and there's an S at
16   the end, "contained in paragraph 4 of the
17   complaint."  So S means plural, and so I'm asking
18   what the multiple allegations were.  Ms. Park
19   stopped you from answering.
11:40:34 20                So I am asking you, can you please
21   tell me who in American Express would be the
22   person to ask this question to so I can find out
23   which allegations they're referring to?
24                MS. PARK:  And I'm directing my
0065
 1                      J.K. Brown
 2         client once again not to answer the
 3         question.  He's not here in his capacity as
 4         counsel for American Express.
11:40:52  5                MR. LINDNER:  Okay.  Are you the
 6         counsel for American Express?
 7                MS. PARK:  I am outside counsel for
 8         American Express.
 9                MR. LINDNER:  Can you provide the
11:40:58 10         answer for that?
11                MS. PARK:  I'm not here -- I'm not
12         being deposed, Mr. Lindner.  I'm not
13         responding to you.  Move on.
14                MR. LINDNER:  I'm asking who -- I'd
11:41:06 15         like to -- then I hereby make a demand that
16         I wish to get the person at American
17         Express who can answer what the allegations
18         that they are denying and what is the
19         factual basis for them saying that they
11:41:18 20         deny knowledge or information sufficient to
21         form a belief as to truth of the
22         allegations contained in paragraph 4,
23         because --
24                MS. PARK:  That's fine.  You're
0066
 1                      J.K. Brown
 2         demand is noted.
 3                MR. LINDNER:  Thank you.  Thank you
 4         very much.
11:41:31  5                MS. PARK:  Your demand is noted.
 6         Move on.  Ask this fact witness a factual
 7         question.
 8                MR. LINDNER:  Ms. Park, please, be
 9         quiet.  Thank you.
11:41:40 10         Q.     Because I myself wrote down in my
11   notes that plaintiff is an individual residing in
12   New York County, so somebody wrote that, I guess,
13   when they deny an allegation, that I'm not an
14   individual.  And I don't know on what basis they
11:41:53 15   say that.  So I'm trying to find out somebody at
16   American Express who can say that.  Thus, I'm
17   making a formal request for the name of the
18   person who would be able to answer that question
19   so that I can depose them.  There are many facts
11:42:11 20   that are listed in the document.  For instance,
21   No. 7, it says -- can you read No. 7?
22         A.     Which document are you referring to?
23         Q.     On No. 3, Exhibit 3.
24         A.     Paragraph 7?  "Deny each and every
0067
 1                      J.K. Brown
 2   allegation contained in paragraph" --
 3         Q.     Fact 7.
 4         A.     You said of Exhibit 3?  Exhibit 3 is
11:42:39  5   the answer to the complaint.
 6         Q.     Oh, I'm sorry.  I'm sorry.  Yes.
 7   Read -- I'm sorry, let's start with the -- in
 8   Exhibit 2 what are the facts, No. 7?  Sorry.
 9         A.     You want me to read paragraph 7 of
11:42:57 10   Exhibit 2?
11         Q.     Yes.
12         A.     "Lindner is a computer programmer
13   who was employed in that capacity by AMEX from
14   1990 to November 1998."
11:43:07 15         Q.     Okay.  And can you read the answer
16   of American Express and Qing Lin.
17         A.     "7:  Deny each and every allegation
18   contained in paragraph 7 of the complaint except
19   deny knowledge or information sufficient to form
11:43:22 20   a belief concerning plaintiff's current trade or
21   profession."
22         Q.     So I'll let you in on my job
23   history.  In November 1998 I was employed by
24   American Express.  It was my last month there.
0068
 1                      J.K. Brown
 2   So if they say they deny knowledge concerning my
 3   current trade or profession, I don't see where it
 4   says current.  So I want to know what is the
11:43:53  5   factual basis for making that.  Again, I could
 6   keep on going.  There are many statements here
 7   that American Express has asked -- has answered
 8   and -- to my complaint, and I have to find out
 9   who can tell me the factual basis so that I can
11:44:13 10   rebut it in court.  And that's why I request
11   someone -- the name of that person who can give
12   an answer.
13                MS. PARK:  And I'm directing my
14         client again not to respond.  He is here as
11:44:27 15         a fact witness, not as counsel for American
16         Express.
17                MR. LINDNER:  That's good.  But I
18         didn't know that this morning when I wrote
19         these questions.  And, by the way, I still
11:44:37 20         don't know --
21                MS. PARK:  Sure, you did.  This
22         matter's been broached before Judge Katz
23         and Judge Katz has ruled on the issue.
24                MR. LINDNER:  Very good.  So can you
0069
 1                      J.K. Brown
 2         tell me the name of the person who can
 3         respond to that?
 4                MS. PARK:  No.
11:44:50  5                MR. LINDNER:  Do you know the name?
 6                MS. PARK:  No.
 7                MR. LINDNER:  You don't know the
 8         name?
 9                MS. PARK:  Yes, I do.  And I'm not
11:44:56 10         going to give you the name.
11                MR. LINDNER:  I'm making a formal
12         request that Ms. Park give the name so I
13         can depose them, depose that person.
14                MS. PARK:  Move on.
11:45:05 15                MR. LINDNER:  Yes, Ms. Park.
16         Q.     So you are testifying here today --
17   are you here to testify today as a representative
18   of Defendant American Express Corporation?
19         A.     Yes.
11:45:50 20         Q.     You're not testifying as an
21   individual; correct?
22         A.     What do you mean?
23                MS. PARK:  Objection to form.
24         A.     As an individual --
0070
 1                      J.K. Brown
 2         Q.     Are you testifying as an individual?
 3                MS. PARK:  Objection to form.
 4         A.     I'm not -- not as an individual
11:46:01  5   defendant because I'm not an individual defendant
 6   in this case, if that's what you're asking me.
 7   I'm not entirely sure what you mean.
 8         Q.     Well, whether you represented
 9   American Express, and you basically said no.  All
11:46:13 10   right.
11         A.     Wait.  What did I say?
12         Q.     I asked you, are you here to testify
13   as a representative of Defendant American Express
14   Corporation.  Your answer, I believe, was no.
11:46:24 15                THE WITNESS:  Is that what I said?
16                (Record read.)
17         Q.     That's what you said.
18         A.     Okay.
19         Q.     Okay.  So you have a set of tasks at
11:46:55 20   American Express; correct?
21         A.     I do.  I have job responsibilities.
22         Q.     Okay.  And who sets them down?
23                MS. PARK:  Objection to form.
24         A.     Yeah.  I mean, I think broadly
0071
 1                      J.K. Brown
 2   speaking, my boss.
 3         Q.     Who is your boss?
 4         A.     John Parauda.
11:47:10  5         Q.     How do you spell that last name?
 6         A.     P-A-R-A-U-D-A.
 7         Q.     Got me on that one.  P-A-R-A-U-D-A?
 8         A.     Right.
 9         Q.     Does he set them himself?
11:47:22 10         A.     Yes.
11                MS. PARK:  Objection to form.
12         A.     Broadly, I have job
13   responsibilities.
14         Q.     Can you tell me what the job
11:47:27 15   responsibilities are?
16         A.     Yeah.  Again, in broad strokes, I'm
17   an employment lawyer in the employment law group,
18   so I manage employment law litigation.  I counsel
19   clients, internal American Express employees,
11:47:46 20   whether it be HR or business people, on
21   employment law, labor issues.  I oversee the U.S.
22   immigration team which is part of the employment
23   law group.  Those are the general buckets.
24         Q.     And are you what they call in
0072
 1                      J.K. Brown
 2   American Express a leader or what other
 3   corporations call a manager?
 4                MS. PARK:  Objection to form.
11:48:10  5         A.     Are you asking if I manage people?
 6         Q.     Yes.
 7         A.     Yes, I have people directly
 8   reporting to me.
 9         Q.     How many people?
11:48:20 10         A.     Three people.
11         Q.     Can you tell me their names?
12         A.     Sure.  Laura Caminiti.
13         Q.     Can you spell the last name?
14         A.     C-A-M-I-N-I-T-I.
11:48:30 15         Q.     And the second person?
16         A.     Elbert Vasquez.
17         Q.     And can you spell that name?
18         A.     V-A-S-Q-U-E-Z.
19                (Discussion off the record.)
11:48:43 20         Q.     You got me on that, okay.
21                MR. LINDNER:  Very good, Amy.
22         Q.     And the third person?
23         A.     Richard Quinones.
24         Q.     And can you spell the last name?
0073
 1                      J.K. Brown
 2         A.     Q-U-I-N-O-N-E-S.
 3         Q.     Are any of them lawyers?
 4         A.     No.
11:49:01  5         Q.     What are their -- what are they,
 6   secretaries or staff or paralegals?
 7         A.     Are you asking the title?
 8                MS. PARK:  Objection to form.
 9         Q.     Yes, their title.
11:49:10 10         A.     They are legal assistants.  They're
11   paralegals, essentially.  I think their -- I
12   think their title is legal assistant.
13         Q.     They're paralegals.  Do they work
14   exclusively for you or do they work for other
11:49:29 15   people?
16                MS. PARK:  Objection to form.
17         A.     They report directly in to me, if
18   that's what you're asking.
19         Q.     Yes, that's what I'm asking.  All
11:49:36 20   right.  Why are you involved in this case?
21                MS. PARK:  Objection to form.
22         Q.     Are you involved in the case
23   2006CV3834, Lindner -- Peter Lindner versus
24   American Express and Qing Lin in the Southern
0074
 1                      J.K. Brown
 2   District of New York?
 3                MS. PARK:  Objection to form.
 4         A.     As evidenced by the fact that I'm
11:49:57  5   here right now, I certainly am.
 6         Q.     Well, there are other people who are
 7   here that may dispute that.  But anyhow, okay.
 8                So how did you get involved in this
 9   case?
11:50:09 10         A.     How do you mean?
11         Q.     When did you start getting involved
12   in this case?
13                MS. PARK:  Objection to form.
14         A.     In this lawsuit?
11:50:21 15         Q.     Yes.
16         A.     Well, I don't remember when the
17   lawsuit was commenced.
18         Q.     2006.
19         A.     Okay.  So my recollection is that
11:50:27 20   you and I had discussions prior to this lawsuit
21   actually being filed.
22         Q.     Do you know when that was?
23         A.     Offhand, I don't.  If you have
24   documents, it could refresh my recollection, but
0075
 1                      J.K. Brown
 2   I don't remember when it started.
 3         Q.     Well, let me ask you another way.
 4                Do you have documents that could
11:50:46  5   refresh your recollection?
 6         A.     Every document I had I gave to my
 7   attorney.
 8         Q.     Okay.  I understand.  But do you
 9   have any -- what documents would they be that
11:50:54 10   would refresh your recollection?
11         A.     I don't know that there is any
12   specifically, but if you had documents, that
13   might refresh my recollection as to when this
14   issue began, when you and I started to speak.
11:51:07 15   You had started to send a tremendous amount of
16   e-mails.  I don't remember exactly when that was.
17         Q.     So do you keep e-mails?
18         A.     I do, some of them.
19         Q.     So -- so one way your -- your memory
11:51:22 20   could be refreshed would be by looking at the
21   e-mails; correct?
22         A.     Sure.
23         Q.     Any other way, aside from e-mails?
24         A.     Any other way of what?
0076
 1                      J.K. Brown
 2         Q.     Having your memory refreshed on how
 3   you got involved in this case.
 4         A.     You're asking me how I got involved
11:51:40  5   in this case?
 6         Q.     Yes.
 7         A.     Oh, I thought you asked me when I
 8   got involved in this case.
 9         Q.     Well, they're somewhat related.
11:51:47 10         A.     Okay.  I don't remember -- are you
11   talking about this lawsuit or you're talking
12   about this whole issue?
13         Q.     Let's talk about the whole issue.
14         A.     Okay.  So I don't remember exactly
11:51:55 15   how you and I were connected, but at some point
16   you started to call and send e-mails and perhaps
17   other correspondence.  I don't remember what was
18   coming in when.  There was lot of correspondence.
19   And that's how I got involved in this.
11:52:13 20         Q.     So basically I wrote you?
21                MS. PARK:  Objection to form.
22         You're mischaracterizing his testimony.
23         A.     Yeah, I don't know if you wrote to
24   me directly.  I don't remember how this came to
0077
 1                      J.K. Brown
 2   me precisely.
 3         Q.     Okay.  Well, when you worked at
 4   Kelley Drye Warren, you're familiar that I had a
11:52:29  5   case back then?
 6         A.     I remember that.
 7         Q.     You do?
 8         A.     Uh-huh.
 9                THE REPORTER:  Please give a verbal
11:52:36 10         response.
11                THE WITNESS:  I'm sorry.
12         A.     I do remember that.
13         Q.     How do you remember it?
14                MS. PARK:  Objection to form.
11:52:43 15                You're asking how he remembers
16         anything about your case or how is he able,
17         as he sits here now, to recall that he had
18         a case with you?
19         Q.     You say you recall knowing me from a
11:52:54 20   prior experience prior to 2005; correct?
21         A.     I remember that when I was at Kelley
22   Drye you filed a lawsuit against American
23   Express.
24         Q.     Yes.
0078
 1                      J.K. Brown
 2         A.     I was an associate at Kelley Drye --
 3         Q.     Yes.
 4         A.     -- and I was working on the case as
11:53:06  5   outside counsel defending American Express.
 6         Q.     Okay.  Do you remember what year
 7   that was?
 8                MS. PARK:  Objection.  Asked and
 9         answered.
11:53:15 10         A.     No.  You asked me that.  I don't
11   remember.
12         Q.     Well, conceivably, if you had the
13   e-mails from back then, you would -- you'd be
14   able to tell what date it was?
11:53:31 15                MS. PARK:  Objection to form.
16         A.     I don't remember --
17                MS. PARK:  You're assuming facts
18         that haven't been established.
19                MR. LINDNER:  Well, I'm asking what
11:53:39 20         would refresh his memory.  He said e-mails.
21         A.     No, no, no.  Just to make sure I'm
22   clear.  Just to make sure we're talking about the
23   same thing here.
24         Q.     Yeah.
0079
 1                      J.K. Brown
 2         A.     The initial lawsuit -- or the
 3   lawsuit that you filed against American Express
 4   while I was at Kelley Drye, that's not what I was
11:53:56  5   referring to when I was talking about e-mails.
 6                But to answer what I think you are
 7   asking for, is if you have a copy of the
 8   complaint, that I presume would have a date on it
 9   and that would refresh my recollection as to when
11:54:10 10   that complaint was filed.
11         Q.     Okay.  I do have a copy.
12         A.     Okay.
13         Q.     I'm showing you Plaintiff's
14   Exhibit No. 1.  Does that look familiar?
11:54:46 15         A.     Yes, it does.
16         Q.     And why does it look familiar to
17   you?
18                MS. PARK:  Objection to form.
19         A.     Why?
11:54:51 20         Q.     Yes.
21         A.     I've seen it before.
22         Q.     And you see it -- you mean, like in
23   the past two years or you saw it at a prior term?
24   When did you see it?  Did you see it at Kelley
0080
 1                      J.K. Brown
 2   Drye, for instance?
 3                MS. PARK:  Objection.
 4                What question do you want him to
11:55:04  5         answer?
 6         Q.     When did you see this before?
 7   What's the earliest you can recall seeing it
 8   before?
 9         A.     I don't know the date, but I
11:55:11 10   think -- I think it was sometime around the time
11   that you filed your -- the instant complaint.
12         Q.     That would be 2005?
13         A.     Right.  I think it's actually
14   attached to one of the exhibits you just showed
11:55:21 15   to me.
16         Q.     Yes, it is.
17         A.     This is the settlement agreement
18   we're talking about?
19         Q.     That's correct.
11:55:26 20         A.     Right.
21         Q.     You have a good memory.  It's
22   attached to the Exhibit No. 2, the amended
23   complaint.
24         A.     Okay.  So that's where I would have
0081
 1                      J.K. Brown
 2   seen it.
 3         Q.     Okay.  Well, with all the pieces of
 4   paper, I can't believe I don't have it.  I
11:56:29  5   actually have a letter that I wrote you back in
 6   1999 or 2000, and you had an associate working on
 7   this case.  Do you recall the associate's name?
 8         A.     Well, I was an associate.
 9         Q.     You had another person working on
11:56:49 10   the case?
11         A.     There were -- there was at least one
12   other lawyer who worked on the case with me.
13         Q.     Do you remember his name?
14         A.     Yes.  His name is Mark Filipini.
11:56:55 15         Q.     Yes.  That's his name.  There was
16   an e-mail, which I thought I brought today, but
17   I didn't.  Yeah, Mark Filipini.  So -- so you two
18   were working on the case and you interacted with
19   me; is that correct?
11:57:12 20         A.     I remember that I attended your
21   deposition.  You were deposed.  That was the only
22   interaction that I recall.
23         Q.     Okay.  Do you recall if you were
24   consulted or talked to or saw this settlement
0082
 1                      J.K. Brown
 2   agreement, Exhibit 1?
 3                MS. PARK:  Objection to form.
 4                When?
11:57:37  5         A.     Yeah, when?
 6         Q.     Before it was signed?
 7         A.     Before it was signed by whom?
 8                MS. PARK:  Objection to form.
 9         Q.     Look at the next-to-last page.  Not
11:57:45 10   that page.  Keep going.  Do you see that it's
11   signed?
12         A.     Oh, I see.  No, I don't recall.  And
13   I had left Kelley Drye by June of 2000, so it's
14   highly unlikely that I ever saw this.
11:58:01 15         Q.     Well, what is the date on that?
16         A.     Well, it's got different dates on
17   it.
18         Q.     Read -- read one of the dates.
19         A.     Okay.  6/23/2000, 6/22/2000,
11:58:14 20   6/22/2000, June 15, 2000.
21         Q.     Okay.  So it looks like I signed it.
22   The June 15th was Peter Lindner?
23         A.     Yes.
24         Q.     And the others were about a week
0083
 1                      J.K. Brown
 2   later; correct?
 3         A.     That's right.
 4         Q.     Six days, seven days, eight days
11:58:26  5   later.  And you left sometime in June?
 6         A.     No, no, no.  I'm sorry.
 7                MS. PARK:  Objection.
 8         A.     I left prior to June.
 9         Q.     Oh, prior to June.  Right.
11:58:34 10         A.     Right.  I wasn't with Kelley Drye in
11   June.
12         Q.     Very good.  Can you look at
13   paragraph 13.  Have you seen that before?  I
14   mean, in the sense of I know you haven't
11:58:55 15   memorized it.
16         A.     Yeah.  I've seen this whole
17   document.  I've said I've seen this document.
18         Q.     Okay.  And does paragraph 13 stick
19   out in particular over the other paragraphs for
11:59:05 20   any reason?
21                MS. PARK:  Objection to form.
22         A.     No.
23         Q.     Okay.  Can you read paragraph 13.
24         A.     "The company agrees to instruct and
0084
 1                      J.K. Brown
 2   direct the following company employees not to
 3   disclose any information regarding Mr. Lindner's
 4   employment or termination of employment from the
11:59:26  5   company to any person outside of the company and
 6   to direct all requests for references or
 7   inquiries received by such employees regarding
 8   Mr. Lindner to the appropriate human resources
 9   individuals:  Ash Gupta, Qing Lin, Daniel
11:59:42 10   Almenara, Raymond Joabar, Wei Chen, Claudia Rose
11   and Richard Tambor.
12                MR. LINDNER:  And just note to the
13         stenographer that we will give you a copy
14         of this exhibit so that you can get the
11:59:56 15         names right, and I apologize for going so
16         quickly.
17         Q.     All right.  So you did an
18   investigation.  You are a fact investigator for
19   this deposition; correct?
12:00:14 20                MS. PARK:  Objection to form.
21                THE WITNESS:  Sorry.
22         A.     Not for this deposition.
23         Q.     What's your purpose at this
24   deposition?
0085
 1                      J.K. Brown
 2         A.     Well, you called me to the
 3   deposition.
 4         Q.     Why?
12:00:22  5                MS. PARK:  Objection, form.
 6         A.     I don't know.
 7                MS. PARK:  You want him to read your
 8         mind.
 9         Q.     You don't know?
12:00:27 10         A.     No.  I don't know why you called me.
11   You can tell me.
12         Q.     Well, did you investigate whether
13   Qing Lin violated the contract?
14         A.     I investigated -- you had
12:00:38 15   complaints.  I looked into those complaints, if
16   that's what you're asking me.
17         Q.     That's what I'm asking you.
18         A.     Yes.
19         Q.     When did you look into them?
12:00:46 20         A.     I don't remember when it started,
21   but I want to say sometime in 2005 is when you
22   and I first spoke.
23         Q.     The beginning of the year, middle of
24   the year, end of the year?  Any idea?
0086
 1                      J.K. Brown
 2         A.     I don't remember.  I would guess
 3   second half of the year, but I don't recall
 4   specifically.
12:01:02  5         Q.     Okay.  Second half would be -- the
 6   middle of the year being July 1st.  So it would
 7   be plus or minus a few months; right?
 8         A.     What are you asking me?
 9         Q.     To give an approximate boundaries on
12:01:13 10   the date.
11         A.     Yeah.  I just don't remember.
12         Q.     Okay.
13         A.     I'd be guessing.  I'd be guessing,
14   okay.
12:01:18 15         Q.     Well, I'm asking you to guess.
16         A.     Oh, if you're asking me to guess, I
17   would guess the second half of the year.  So --
18   so May, June or thereafter, but I don't remember
19   specifically.
12:01:28 20         Q.     Okay.  So you did an investigation
21   whether Qing Lin -- whether Qing violated the
22   settlement agreement; correct?
23                MS. PARK:  Objection.  Asked and
24         answered, and you're mischaracterizing his
0087
 1                      J.K. Brown
 2         testimony.
 3         A.     Yeah.  What I said was, I
 4   investigated complaints that you had.
12:01:53  5         Q.     What was my complaint?
 6         A.     I don't remember explicitly, but
 7   you -- my recollection is that you believed --
 8   you had -- you stated that you gave Qing Lin's
 9   name to a prospective employer as a reference.
12:02:13 10   You directed a prospective employer to speak to
11   Qing Lin to get a reference, and you believed
12   Qing Lin made comments that -- that you didn't
13   fit into the culture or some comment about --
14   about culture, and another comment maybe about
12:02:37 15   ethics.
16                I don't remember exactly what your
17   allegations were, but I remember you had -- you
18   had a few allegations that you were looking for
19   the company to investigate.
12:02:52 20         Q.     And as you understand paragraph 13,
21   is he allowed to make such comments?
22         A.     Is who allowed to make what
23   comments?
24         Q.     Qing.
0088
 1                      J.K. Brown
 2         A.     Is he allowed to make such
 3   comments --
 4         Q.     To a prospective employer?
12:03:06  5         A.     Yeah -- well, I would say that if
 6   you give his name as a reference --
 7         Q.     Yeah.
 8         A.     -- and say, go ask Qing Lin about --
 9   you know, go ask Qing Lin about me, I would say
12:03:15 10   yes.
11         Q.     Okay.  So he can say whatever he
12   wants; right?
13         A.     That's not what I said.
14         Q.     Oh.  What can he say and what can he
12:03:24 15   not say?
16         A.     You know, you're asking me to
17   speculate.
18         Q.     I'm asking you to read paragraph 13
19   and interpret it.
12:03:30 20                MS. PARK:  Now, Mr. Lindner, and I'm
21         repeating once again that Mr. Brown's role
22         here is as a fact witness.  You're not
23         going to get his legal position on what
24         paragraph 13 is.
0089
 1                      J.K. Brown
 2         Q.     Okay.  So -- so paragraph 13, the
 3   second line on it, says that the employee's not
 4   to disclose any information.  Does it say that?
12:04:00  5         A.     The second line says, "employee's
 6   not to disclose any information."
 7         Q.     Any information?
 8         A.     Uh-huh.
 9         Q.     And then it further says, a few
12:04:10 10   lines down, "to direct all requests for
11   references or inquiries," and it says various
12   other things, "to the appropriate human resources
13   individuals"?
14         A.     Uh-huh.
12:04:24 15         Q.     Given that, if somebody were to ask
16   Qing for a reference --
17         A.     Uh-huh.
18         Q.     -- can he give -- can he say
19   anything to that person?
12:04:36 20                MS. PARK:  Objection.
21         A.     Based on this?
22         Q.     Yes, based on that.
23                MS. PARK:  Objection.  Hypothetical.
24         You're asking for a legal conclusion.  He's
0090
 1                      J.K. Brown
 2         not giving you a legal conclusion.
 3                MR. LINDNER:  I understand it.
 4         Objection understood.
12:04:49  5         A.     Let me say this --
 6         Q.     Yes.
 7         A.     -- first of all, what this says, the
 8   first line is that the company agrees to instruct
 9   and direct the following employees not to
12:04:55 10   disclose information.
11         Q.     Yup.
12         A.     Okay.  So that is a direction that
13   the company gives to employees.
14         Q.     Yes.
12:05:00 15         A.     The next part of it says that all
16   requests received by the following -- or by such
17   employees regarding Mr. Lindner would be directed
18   to human resources.
19         Q.     So he could say, for instance --
12:05:13 20   tell me if this is consistent with it.  He could
21   tell the person who asked for a reference, please
22   speak to human resources.  Would that be
23   allowable, under your interpretation of
24   paragraph 13?
0091
 1                      J.K. Brown
 2         A.     Yeah.  I wouldn't have a problem
 3   with it.
 4         Q.     Would paragraph 13 have a problem
12:05:31  5   with it?
 6                MS. PARK:  Objection to form.
 7         A.     You're asking if the document would
 8   have a problem with that?
 9         Q.     Yes, yes.  Would he be violating the
12:05:38 10   document by directing that person to human
11   resources?
12         A.     Are you asking -- if you're asking
13   my legal opinion, the answer would be, it depends
14   on the facts.  So in an instance such as the one
12:05:45 15   as I understand it, which is you actually
16   directed someone to ask -- to get a reference
17   from Qing Lin.
18         Q.     Yes.
19         A.     The answer would be no.
12:05:54 20         Q.     No what?
21         A.     No.  I don't think that would be
22   violating this paragraph.
23         Q.     I agree with you.
24         A.     Okay.
0092
 1                      J.K. Brown
 2         Q.     If he directed them to a human
 3   resource individual; correct?
 4                MS. PARK:  Okay.  I'm going to
12:06:05  5         direct my client -- and, again, I've
 6         tolerated questions enough here.  He's not
 7         here as an attorney.  He's not here to give
 8         a legal opinion, so you need to move on.
 9                MR. LINDNER:  I understand.  I am
12:06:17 10         moving on.
11         Q.     So this is a settlement agreement;
12   correct?
13                MS. PARK:  We stipulate that the
14         document says "Settlement Agreement and
12:06:24 15         General Release."
16         Q.     If I were to tell that you that I
17   felt that Qing Lin violated a settlement
18   agreement, would you agree that that was your
19   purpose in investigating?
12:06:34 20                MS. PARK:  Objection to form.
21         A.     Yeah.  What are you asking me?
22         Q.     Wasn't your investigation to find
23   out whether Qing violated the settlement
24   agreement?
0093
 1                      J.K. Brown
 2         A.     You know, I was investigating your
 3   complaints, okay.  Your allegations.
 4         Q.     And my complaint is whether he made
12:06:49  5   specific statements; correct?
 6         A.     Yeah.  That was part of it.  Again,
 7   I don't remember what exactly your complaints
 8   were.  Your complaints morphed over time.  There
 9   was a time where there were a lot of e-mails
12:07:01 10   about the code of conduct.  So you were asking me
11   to look into --
12                THE VIDEOGRAPHER:  We're going to
13         run out of tape.
14                MR. LINDNER:  Okay.  We'll -- we'll
12:07:07 15         take a break while the tape is changed.
16         We'll be off the record now, if that's okay
17         with counsel.
18                MS. PARK:  Could you note the time.
19                THE VIDEOGRAPHER:  We're off the
12:07:15 20         record at 12:07.
21                (Recess taken.)
22
23
24
0094
 1                      J.K. Brown
 2            A F T E R N O O N    S E S S I O N
 3                        (12:49 p.m.)
 4   J A S O N   K.   B R O W N,
12:07:25  5        having been previously sworn, resumed the
 6        stand and testified further as follows:
 7                THE VIDEOGRAPHER:  This begins tape
 8         No. 2 in the deposition of Jason Brown.
 9         We're on the record at 12:49.
12:49:53 10                MR. LINDNER:  Okay.  This is Pete
11         Lindner speaking.  We were going to start
12         at 12:40, but the other side wasn't there.
13         I note that for the record.
14   EXAMINATION (Cont'd.)
12:49:49 15   BY MR. LINDNER:
16         Q.     So Jason, I'm going to ask a series
17   of questions, and I guess what I'm asking here,
18   if you have no objections, I'd like to jump
19   around so that we cover all the topics so you
12:50:29 20   don't have to come back a second day.
21                Do you find that agreeable?
22                MS. PARK:  Mr. Lindner, Mr. Brown is
23         not coming back for a second day by court
24         order.
0095
 1                      J.K. Brown
 2                MR. LINDNER:  Right.  That's why I
 3         wanted to jump around.
 4                MS. PARK:  Ask him a question.
12:50:44  5         Q.     So -- have you met me in the
 6   courthouse before?
 7         A.     Have I met you in this courthouse
 8   before?
 9         Q.     Southern District of New York, yes.
12:50:58 10         A.     Yes.
11         Q.     When was that?
12         A.     I don't remember.
13         Q.     Do you remember the circumstances?
14         A.     We had a settlement conference in
12:51:03 15   front of the magistrate.  You were -- it was you
16   and your attorney and Jean Park and myself.
17         Q.     And the magistrate?
18         A.     And the magistrate.  There was I
19   think a court reporter at some point.  I'm not
12:51:17 20   listing everyone.  I'm just trying to answer your
21   question to make sure we're talking about the
22   same thing.
23         Q.     No.  That's indeed the same one.
24   It's Magistrate Judge Katz?
0096
 1                      J.K. Brown
 2         A.     Uh-huh.
 3         Q.     Very good.
 4         A.     Yes.
12:51:28  5         Q.     And in what capacity were you there?
 6         A.     In what capacity?  I was
 7   representing American Express.
 8         Q.     So are you what you'd call a
 9   30(b)(6) representative?
12:51:38 10         A.     Am I right now a 30(b)(6) --
11         Q.     No, no.  Back at the settlement
12   conference?
13         A.     No.  That's not what I would call
14   myself.
12:51:45 15         Q.     What were you there, in what
16   capacity?
17                MS. PARK:  Objection.  Asked and
18         answered.  He said he was there as a
19         company representative.
12:51:50 20         A.     I was there representing the
21   company.
22         Q.     As their lawyer?
23         A.     As one of their lawyers, yes.  Their
24   in-house lawyer.
0097
 1                      J.K. Brown
 2         Q.     Okay.  As opposed to, let's say, an
 3   executive?
 4                MS. PARK:  Objection to form.
12:52:03  5         A.     I don't know what you're asking me.
 6   I'm sorry.
 7         Q.     Well, for instance, what is your
 8   title at American Express?
 9         A.     Vice president and senior counsel.
12:52:11 10         Q.     Okay.  So vice president.  There are
11   many vice presidents?
12         A.     Right.
13         Q.     But senior counsel is a lawyer?
14         A.     Senior counsel, yeah.  That's right.
12:52:19 15         Q.     So were you there as senior counsel
16   or were you there as vice president?
17                MS. PARK:  Objection to form.
18         A.     I was just there as part of my job.
19   I mean, I don't -- it's not -- as you mentioned,
12:52:31 20   I think correctly so, my band level in AMEX is as
21   a vice president, okay.  I am a vice president.
22   My title, my job title, is senior counsel.  So I
23   was there in my capacity as an in-house lawyer
24   for American Express.
0098
 1                      J.K. Brown
 2         Q.     Okay.  Do you recall why you were
 3   chosen to come today?
 4                MS. PARK:  Objection to form.
12:52:57  5         Assuming facts that haven't been
 6         established.
 7         Q.     You came to that settlement
 8   conference.  Who instructed you to come to that
 9   conference?
12:53:05 10                MS. PARK:  Objection to form.
11         Assuming facts that haven't been
12         established.
13         A.     No one instructed me.
14         Q.     You came on your own free will?
12:53:11 15                MS. PARK:  No.  He came against his
16         will.  Move on, Mr. Lindner.  I'm directing
17         my client not to respond.
18         Q.     I'm asking you who asked to you
19   come?
12:53:18 20                MS. PARK:  And I'm asking you to
21         move on.
22         A.     Didn't I answer the question?
23         Q.     Pardon?
24         A.     Didn't I answer the question?
0099
 1                      J.K. Brown
 2         Q.     Well, please answer it again.  I
 3   didn't catch it.
 4         A.     You're asking -- what is your
12:53:30  5   question?  Can we get to what your question is.
 6         Q.     Who asked to you come to the
 7   settlement conference?
 8         A.     No one asked me to come to the
 9   settlement conference.  The settlement conference
12:53:38 10   was scheduled.  As part of my job, it made sense
11   for me to go.
12         Q.     Okay.
13         A.     Now, I should say that there are
14   some settlement conferences where Courts require
12:53:50 15   that an in-house lawyer or someone from the
16   company attend.  I don't remember if that
17   settlement conference was one in which the judge
18   ordered it, but it was part of my job to go.
19         Q.     Well, actually, that is what I'm
12:54:05 20   asking.
21         A.     You're asking me if the judge
22   ordered it?  I don't remember.
23         Q.     Right.
24         A.     Okay.
0100
 1                      J.K. Brown
 2         Q.     You don't remember?
 3         A.     No, I don't remember.
 4         Q.     What would refresh your memory?
12:54:17  5         A.     If I saw a court order saying that I
 6   had to be there.
 7         Q.     But sometimes court orders can be
 8   verbal; correct?
 9         A.     Yeah, I guess so.
12:54:24 10         Q.     Would you have a document or memo
11   that would indicate that?
12         A.     Would I have a document or memo
13   indicating what?
14                MS. PARK:  Objection to form.
12:54:32 15         Q.     Indicating whether you were ordered
16   to come by the judge or whether he asked for an
17   executive to come or whether he asked for a
18   lawyer to come.  Do you remember if you got a
19   memo or any written document?
12:54:47 20         A.     No, I don't remember.
21                MS. PARK:  Mr. Lindner, if you're
22         asking Mr. Brown to divulge any
23         communications that he had with me or my
24         firm concerning any court orders, then once
0101
 1                      J.K. Brown
 2         again my objection stands.  You're not
 3         going to get information protected by the
 4         attorney-client privilege.
12:55:06  5         Q.     Specifically I'm asking that because
 6   I was told that an executive of AMEX was going to
 7   come to that meeting.  Would you consider
 8   yourself in that meeting an executive?
 9         A.     Sure.
12:55:19 10         Q.     So if I said I want an executive,
11   not a lawyer, then would you consider yourself an
12   executive, not a lawyer?
13                MS. PARK:  Mr. Lindner --
14         A.     If you said that to me?
12:55:31 15         Q.     Yes.  If I told my lawyer that if
16   only lawyers are going to the settlement
17   conference, I would send my lawyer.  And my
18   lawyer then told me, no, the judge asked for an
19   executive.  And when we went to the meeting,
12:55:46 20   there you were.  So were you there as an
21   executive or were you there as a lawyer?
22                MS. PARK:  I'm instructing my client
23         not to answer.
24                You move on, Mr. Lindner.
0102
 1                      J.K. Brown
 2         Q.     You know who would be able to answer
 3   that?
 4                MS. PARK:  I am instructing my
12:55:59  5         client not to respond.  Move on.
 6         Q.     All right.  When you -- when you
 7   went to this deposition today, you realized it
 8   was going to be videotaped; correct?
 9         A.     I realized it --
12:56:19 10         Q.     Did you know it was going to be
11   videotaped?
12         A.     When I showed up today?
13         Q.     Prior to today.  Prior to showing
14   up?
12:56:25 15         A.     Yes.
16         Q.     How did you know?
17         A.     I was told by my lawyer.
18         Q.     And that lawyer is whom?
19         A.     Jean Park.
12:56:32 20         Q.     Thank you very much.  And did you
21   change the way you came here because it was
22   videotaped as opposed to not being videotaped?
23         A.     Took a cab.  I don't understand what
24   you're asking me.
0103
 1                      J.K. Brown
 2         Q.     In other words, for instance -- let
 3   me ask a different question.
 4         A.     Yes.
12:56:52  5         Q.     Is this what you wear normally to
 6   work?
 7         A.     This suit?
 8         Q.     A suit with a tie?
 9         A.     No.  I don't wear a suit to work.
12:56:59 10   Not frequently.
11         Q.     But you did today?
12         A.     Right.  When I come to court, I
13   typically wear a suit.
14         Q.     Okay.  That's very good.
12:57:12 15                And knowing that it's videotaped or
16   not does not affect what you'd wear, because you
17   would wear a suit whether -- when you come to
18   court at all?
19                MS. PARK:  Objection to form.
12:57:24 20         A.     Yeah.  I don't know.  I mean, I
21   think, you know, as a lawyer who used to practice
22   in this court and in other courts --
23         Q.     Yes.
24         A.     -- I would certainly come properly
0104
 1                      J.K. Brown
 2   attired.  So I think properly attired would
 3   certainly be a jacket.  Would I wear a tie if I
 4   were coming to court and I wasn't before a judge?
12:57:44  5   I don't know.
 6         Q.     Okay.  You -- before lunch we spoke
 7   about the settlement -- your investigation.  And
 8   you said you didn't know why -- what my specific
 9   problem was that you were investigating.
12:58:09 10                MS. PARK:  Objection to form.
11                You're mischaracterizing his
12         testimony.
13         Q.     Can you say what you were
14   investigating?
12:58:16 15         A.     You're asking -- can you ask me the
16   question again.  I'm just not following.
17         Q.     What were you investigating?
18                MS. PARK:  Objection.
19         Q.     You're here as an investigator, are
12:58:24 20   you not?
21         A.     I'm here as a witness.  I think the
22   answer to your question, I think, if I understand
23   your question correctly, is you had complaints
24   and you had asked me to investigate them.
0105
 1                      J.K. Brown
 2         Q.     And you don't remember what the
 3   complaint was?
 4         A.     As I said before, I don't recall
12:58:42  5   exactly what they were.  My recollection, without
 6   it being refreshed by any documents or anything
 7   else, was that you claimed that you were told by
 8   a prospective employer, Fisher Jordan, that Qing
 9   Lin had said something like Peter Lindner doesn't
12:59:05 10   fit into the culture or there is a cultural
11   issue.  And something about your ethics -- I'm
12   sorry, your work ethic.  But I don't remember
13   exactly what it was.
14                And I think I also testified earlier
12:59:18 15   that my recollection right now, again, without
16   looking at documents, is that your complaints
17   morphed a little bit over time.
18         Q.     Right.
19         A.     There were a lot of e-mails that you
12:59:30 20   were sending with a lot of information about
21   conspiracies in the past and Nixon.  It was a
22   little bit -- there was a lot.  There were a lot
23   of e-mails and a lot to it.
24         Q.     Would it be reasonable to assume
0106
 1                      J.K. Brown
 2   that -- that the settlement agreement was part of
 3   my concern?
 4                MS. PARK:  Objection to form.
12:59:52  5                You're asking him to read your mind
 6         and what's reasonable?
 7         Q.     What were you using as a basis to
 8   see if my objections were correct?
 9                MS. PARK:  Objection to form.
13:00:01 10         A.     What was I using as -- I'm sorry,
11   ask that question again.
12                MR. LINDNER:  Can you read back the
13         question, Amy.
14                (Record read.)
13:00:25 15         A.     I -- I spoke to people, some of whom
16   you asked me to speak to, to try to corroborate
17   what you were claiming.
18         Q.     You didn't -- it didn't matter
19   whether -- the settlement agreement was not part
13:00:44 20   of that investigation?
21                MS. PARK:  Objection to form.
22         A.     Well, you were claiming, and I guess
23   you're claiming in this case, you're claiming a
24   breach of the settlement agreement.
0107
 1                      J.K. Brown
 2         Q.     Okay.  Do you think you were
 3   investigating a breach of the settlement
 4   agreement?
13:01:00  5                MS. PARK:  Objection.  Asked and
 6         answered, repeatedly.
 7         A.     Yeah.  And I don't remember.  As I
 8   said --
 9         Q.     You don't remember what?
13:01:07 10         A.     Well, my recollection is that you --
11   you called and you and I started having
12   discussions prior to your filing this lawsuit.
13   Your complaint was or did arise out of, at least,
14   I think in part, the settlement agreement that
13:01:22 15   you referred to.
16         Q.     Okay.  And that's actually what I am
17   referring to.
18         A.     Okay.  But if you can be more
19   specific, it would help me.
13:01:36 20         Q.     So look at paragraph 13 of the
21   settlement agreement.  Oh, wait.  Which copy did
22   I give you?  Did I give you my copy?  No, I gave
23   you the official one.
24                If you look at paragraph 13 --
0108
 1                      J.K. Brown
 2                MS. PARK:  Just note for the record
 3         that the witness is referring to
 4         Plaintiff's Exhibit 1.
13:01:52  5                MR. LINDNER:  Correct.
 6         Q.     In that -- in that document it
 7   states specifically what seven people, one of
 8   them is Qing, can or cannot say?
 9         A.     I mean --
13:02:12 10                MS. PARK:  Objection to form.  The
11         document speaks for itself.
12         Q.     Does it?  The document speaks for
13   itself; right?
14         A.     Yes.
13:02:18 15         Q.     What does it say?
16         A.     You want me to read this paragraph
17   again?
18         Q.     I want you to summarize it for a
19   jury.
13:02:23 20         A.     There is no jury here.
21         Q.     There will be.  They might be
22   viewing this.
23         A.     So repeat your question, please.
24         Q.     Can you summarize what paragraph 13
0109
 1                      J.K. Brown
 2   says in a form that a jury can understand?
 3                MS. PARK:  Objection to form.
 4         A.     Sure.  "The company agrees to
13:02:37  5   instruct and direct the following employees of
 6   the company" --
 7         Q.     Well, I don't want you to read the
 8   words.  I want you to summarize it using -- using
 9   not the exact language --
13:02:51 10         A.     Okay.
11         Q.     -- to something that a jury can
12   understand who are not lawyers.  In other words,
13   if this were a bench trial --
14         A.     But I don't know who the jury is so
13:02:59 15   I don't know whether they can understand.
16         Q.     You don't.  Let me just say it will
17   be a cross-section of New Yorkers.  Okay?
18         A.     So you're asking me to speculate as
19   to who is going to be able to understand what I'm
13:03:09 20   saying?
21         Q.     Yes.  I'm asking you to use your 20
22   or 30 years of experience in dealing with people,
23   in dealing with adults who are of voting age who
24   may or may not be on a jury and figure out how
0110
 1                      J.K. Brown
 2   their understanding may differ from that of a
 3   trained lawyer or a trained judge.
 4                MS. PARK:  And I'm directing my
13:03:31  5         client not to respond to that question.
 6         Congratulations, Jason, you were a lawyer
 7         when you were 10.
 8                Move on.
 9                MR. LINDNER:  I said 20 or 30,
13:03:40 10         didn't I?  Can you read back my answer,
11         Amy -- my statement.  Did I say how many
12         years he was a lawyer?
13                (Record read.)
14         Q.     So did I say, according to what you
13:04:10 15   just heard, that I said you were a lawyer for 20
16   or 30 years?
17                MS. PARK:  Objection.  The record
18         speaks for itself.
19                Move on.
13:04:16 20                I'm directing you not -- I'm
21         directing you not to answer.
22                MR. LINDNER:  I'm directing this to
23         Ms. Park.  You misstated what I asked.  You
24         said that, sarcastically, I note that I
0111
 1                      J.K. Brown
 2         said that he was a certain age because
 3         I'm -- what was your -- can you read
 4         back --
13:04:33  5                MS. PARK:  I'm not a witness.  Move
 6         on.  Ask the witness a question.
 7                MR. LINDNER:  Okay.  I object to
 8         your consistently interrupting this
 9         discussion for whatever purpose.
13:04:44 10                MS. PARK:  Objection.  Move on.
11                MR. LINDNER:  For whatever purpose
12         because I said 20 or 30 years in dealing
13         with people, and that meant that he's 20
14         years old or possibly 30 years old, and on
13:04:56 15         that basis then you made a sarcastic
16         comment.
17                So, Ms. Park, although many people
18         may find you very funny, I sometimes do,
19         I'd really appreciate if you'd keep your
13:05:09 20         humor to yourself and not interrupt this
21         deposition.
22                MS. PARK:  Move on.
23         Q.     So, yes, I'm asking you, how would
24   you explain that in simple terms, without reading
0112
 1                      J.K. Brown
 2   that paragraph 13, what the intent is?
 3         A.     Okay.
 4                MS. PARK:  All right.  And I'm going
13:05:24  5         to once again direct my client not to
 6         answer that question.  You're asking him
 7         for -- to discern the intent of a document
 8         that he has testified he was not a part of
 9         drafting.  That's the first objection.
13:05:36 10                The second objection, once again, is
11         that this is completely irrelevant to
12         Mr. Brown's role as a fact witness in this
13         case and you're not going to get him --
14                MR. LINDNER:  What facts was he
13:05:47 15         investigating?
16                MS. PARK:  I'm not a witness,
17         Mr. Lindner.  So I'm not answering your
18         questions.
19         Q.     Well, I feel -- correct me if I'm
13:05:53 20   wrong --
21                MS. PARK:  No, Mr. Lindner --
22                MR. LINDNER:  Please, Ms. Park.
23         Wait until I give the question before.
24         Q.     Were you investigating whether Qing
0113
 1                      J.K. Brown
 2   Lin violated the settlement agreement?
 3                MS. PARK:  Objection.  Asked and
 4         answered --
13:06:05  5         Q.     Yes or no?
 6                MS. PARK:  -- at least half a dozen
 7         times at this juncture.
 8         Q.     Yes or no?
 9         A.     As I said before, I was
13:06:11 10   investigating the complaints that you made.
11         Q.     Okay.
12         A.     I don't recall exactly how you
13   framed --
14         Q.     I understand it.
13:06:15 15         A.     Okay.
16         Q.     I am asserting right now, and I
17   think I asserted back then, that I'm relying upon
18   this document.
19                Do you think it's reasonable that I
13:06:25 20   would use this document as a basis for what you
21   were investigating in, I'd say, about July of
22   2000 -- July, August of 2005?
23                MS. PARK:  Objection to form.
24                Mr. Brown can't read your mind or
0114
 1                      J.K. Brown
 2         determine what you believed was reasonable.
 3                MR. LINDNER:  But he can read
 4         e-mails, and I think he read e-mails, so
13:06:55  5         that's what I'm asking.
 6                MS. PARK:  Objection to form.
 7         A.     Again, so just -- I'm happy to try
 8   to answer your question.
 9         Q.     Just try to answer it.
13:06:58 10         A.     But -- if I may.
11         Q.     Sure.
12         A.     As I explained to you before, I
13   don't remember when this came in, okay.
14         Q.     I understand that.
13:07:02 15         A.     And I don't remember the various
16   iterations that it came in.  And I think you just
17   asked me when I was investigating this in July, I
18   think you said, of 2005.
19         Q.     July, August.
13:07:16 20         A.     Okay.  What was I investigating.
21         Q.     Yeah.
22         A.     And again, all I remember, without
23   having my recollection better refreshed, is that
24   I was investigating what you complained of at the
0115
 1                      J.K. Brown
 2   time.  And I don't remember if you complained of
 3   this agreement at the time or not.  I just don't
 4   recall.
13:07:34  5         Q.     Do you keep files on such things?
 6                MS. PARK:  Objection to form.
 7                What things?
 8         Q.     On your investigations?
 9         A.     I take notes -- well, let me answer
13:07:46 10   it this way:  I have a file that I have on this
11   case.
12         Q.     Does that file have a name?
13         A.     Yeah.  It says either Peter Lindner
14   or P. Lindner or Lindner.
13:08:05 15         Q.     And is it paper or is it on
16   computer?
17         A.     Paper.
18         Q.     Do you also have it on computer?
19         A.     I don't have -- I don't have a
13:08:13 20   computerized file of my documents.
21         Q.     Do you have -- do you use a computer
22   in your work?
23         A.     Yeah.
24         Q.     Would you have a document on there
0116
 1                      J.K. Brown
 2   that relates to a Peter Lindner file?  Like a
 3   folder?  You're familiar with Microsoft Windows?
 4         A.     Yeah.  But I don't --
13:08:29  5                MS. PARK:  Which question do you
 6         want him to answer?
 7                MR. LINDNER:  He's answered it.
 8                MS. PARK:  No.  You asked two
 9         questions.
13:08:34 10                MR. LINDNER:  That's okay.
11                MS. PARK:  Which one do you want him
12         to respond to?
13         A.     Okay.  I'll try to answer both.
14         Q.     Thank you.
13:08:42 15         A.     I am familiar with Microsoft
16   Windows.
17         Q.     Thank you.
18         A.     I don't have a particular Peter
19   Lindner file on Microsoft Windows on my computer,
13:08:50 20   if that's what you're asking me.
21         Q.     Do you have any e-mails from me?
22         A.     Yes.
23         Q.     How would you determine that?
24         A.     How would I determine if I have
0117
 1                      J.K. Brown
 2   e-mails from you?
 3         Q.     Yes.
 4         A.     It would have your name as the
13:09:01  5   person who sent it to me.
 6         Q.     And you would -- how would you find
 7   that if you were on the computer?  For instance,
 8   if you were sitting at your computer right now?
 9         A.     Oh, I would -- I'm sorry, go ahead.
13:09:14 10         Q.     How would you find it?
11         A.     I would search by your name.
12         Q.     And where would you search?  Do you
13   have an e-mail directory?  Is that like Lotus
14   Notes or Microsoft Outlook --
13:09:23 15         A.     We have Lotus Notes.
16         Q.     So you would look in Lotus Notes.
17   You'd do a search for what?
18                MS. PARK:  Objection.  Asked and
19         answered.
13:09:32 20                MR. LINDNER:  No, it's not.
21         A.     There could be a number of ways I
22   could do it.
23         Q.     That's what I'm asking.  Ms. Park
24   again interrupted when you were going to say
0118
 1                      J.K. Brown
 2   there's a number of ways.  She was wrong that
 3   there's just not one way.  So please tell me as
 4   many of the ways?
13:09:45  5         A.     Well, I don't know all of the ways.
 6   But I know I could sort my e-mails, my inbox, and
 7   it would sort by person's e-mail address, the
 8   sender, and it would have the e-mails that you
 9   sent to me.
13:09:57 10         Q.     Okay.
11         A.     I could also search through the
12   search bar for your name, which would also bring
13   up e-mails from you.
14         Q.     Okay.  Now, if there was an e-mail
13:10:09 15   from you to somebody else that mentioned me,
16   would you be able to find it?
17         A.     Yeah.  Should be able to.
18         Q.     But it wouldn't be under the "To" or
19   the "From."  You'd be searching on the content of
13:10:22 20   the e-mail; is that correct?
21         A.     Yeah.  I don't know the exact
22   technology.  I mean, you're the technology
23   person.  But I know that if I were to search, put
24   your name in the search box, it would bring up
0119
 1                      J.K. Brown
 2   e-mails that had your name in it, even if you had
 3   not sent it to me.
 4         Q.     Okay.  Or if I hadn't received it?
13:10:44  5   If neither the sender nor the receiver were Peter
 6   Lindner, but Peter Lindner was mentioned in the
 7   body of the e-mail, you could still find it?
 8         A.     That's my understanding of the way
 9   it works.  Again, I'm not a technology person.  I
13:10:56 10   don't know the ins and outs of Lotus Notes.  But
11   my understanding is if you put a word, it will
12   bring up the e-mails that have that word in it,
13   yeah.
14         Q.     Did you do a search for e-mails
13:11:08 15   related to me?
16         A.     Yes.
17         Q.     And what did you do with them?
18         A.     Gave them to my lawyer.
19         Q.     Do you have an approximate idea of
13:11:17 20   how many e-mails there were?
21         A.     No idea.  A lot.
22         Q.     A lot.
23         A.     Seemed to me a lot.  I remember you
24   sent a lot of e-mails.
0120
 1                      J.K. Brown
 2         Q.     Roughly.  Give me a rough number?
 3         A.     I have no idea.
 4         Q.     Like five or a hundred or a
13:11:31  5   thousand?
 6         A.     No, more than five.  I don't think
 7   it was a thousand.  But it was certainly more
 8   than five.  And I wouldn't have been surprised if
 9   it was more than a hundred, but I don't know.  I
13:11:41 10   didn't count them.
11         Q.     No.  I understand.
12                Do you know how many of them were
13   neither from me nor to me?
14         A.     No.
13:11:55 15         Q.     Were any of them mine or you didn't
16   even check?
17                MS. PARK:  Objection to form.
18                Which question?  You keep asking him
19         two questions.
13:11:58 20                MR. LINDNER:  He's answering okay.
21                MS. PARK:  No.  Mr. Lindner,
22         objection to form.  You need to ask him one
23         question and let him answer it.
24         A.     You want to know what?
0121
 1                      J.K. Brown
 2                MR. LINDNER:  Can you read back my
 3         question, Amy?
 4                MS. PARK:  Which one?
13:12:24  5                (Record read.)
 6         Q.     Were any of the e-mails not from me
 7   or to me?
 8                MS. PARK:  Objection to form.
 9         A.     I think so.  I don't remember, but I
13:12:37 10   think so.
11         Q.     You think that there were --
12         A.     I think there were e-mails that I
13   sent -- that I produced to Kelley Drye, to Jean
14   Park, that were not between you and me as a
13:12:47 15   sender and receiver.
16         Q.     Thank you.  Can you identify or
17   would you have to identify what those are?
18         A.     I don't remember them.  If you have
19   them in front of me, I could -- I could try to
13:13:02 20   tell you if it was something that I had printed
21   off or pulled off my e-mail.
22         Q.     Okay.  Well, actually, I don't
23   recall that I have any e-mails that were sent
24   from you to anyone else that had me.
0122
 1                      J.K. Brown
 2                MR. LINDNER:  So I'd like to make a
 3         request for production of those e-mails,
 4         Ms. Park.
13:13:20  5                MS. PARK:  And I've repeatedly told
 6         that you any and all responsive e-mails
 7         that are not protected by the
 8         attorney-client privilege have already been
 9         produced to you, Mr. Lindner.
13:13:29 10                MR. LINDNER:  Well, actually, I
11         don't think you said that.  As I recall
12         what you said, is that you made that
13         statement, but later you clarified it to
14         the Court that there were no e-mails that
13:13:40 15         had attorney-client privilege in them at
16         all, because if they did have
17         attorney-client privilege, you would have
18         identified what the basis for that
19         privilege was so that we can see if that
13:13:51 20         was correct.  And you said there were none.
21                MS. PARK:  And, no, Mr. Lindner,
22         that is in fact a mischaracterization of my
23         statement to the Court.
24                MR. LINDNER:  Can you characterize
0123
 1                      J.K. Brown
 2         it correctly, then?
 3                MS. PARK:  I made it very clear to
 4         the Court that I certainly was not talking
13:14:02  5         about e-mails that American Express,
 6         Mr. Brown, would have had with Kelley
 7         Drye & Warren, which would be e-mails in
 8         connection with this case, which would be
 9         e-mail protected by the attorney-client
13:14:12 10         privilege.
11         Q.     So that might be what you're talking
12   about, that you sent an e-mail to Kelley Drye
13   Warren that mentioned me?
14         A.     Yeah, I could have.
13:14:21 15         Q.     Could have?
16         A.     I'm sure -- I'm sure I did.
17         Q.     Do you think you sent it to people
18   other than Kelley Drye Warren?
19                MS. PARK:  Objection to form.
13:14:30 20                What is it?
21                MR. LINDNER:  E-mails.
22         A.     Did I send e-mails to people other
23   than Kelley Drye Warren?
24         Q.     That had my name in it?
0124
 1                      J.K. Brown
 2         A.     Yes.
 3         Q.     Can you identify who those people
 4   are?
13:14:41  5         A.     There was another law firm.
 6         Q.     Oh.  Different lawyers?  All
 7   attorney-client privilege?
 8         A.     Yeah.  I would they're privileged,
 9   right.
13:14:52 10         Q.     Do you know the name of the law
11   firm?
12         A.     No.  And, again, I don't know that I
13   e-mailed directly with that law firm, so -- look,
14   Mr. Lindner, I don't know -- let me say this so
13:15:04 15   I'm very clear:  I don't know what e-mails I have
16   regarding communications with you or about you.
17   You know --
18         Q.     About me?
19         A.     You sent a tremendous amount of
13:15:16 20   e-mails --
21         Q.     I understand that.
22         A.     -- to me, to other people -- other
23   people in the company.
24         Q.     Right.
0125
 1                      J.K. Brown
 2         A.     So if you're asking --
 3         Q.     I'm asking specifically, have you
 4   sent e-mails to anyone in the company, other than
13:15:31  5   attorneys, referencing me?
 6         A.     I don't know offhand.
 7         Q.     Would you be able to find out?
 8         A.     I should be able to, yeah.
 9         Q.     Can I ask you to do that, please.
13:15:46 10                MS. PARK:  You can ask all you want.
11         Move on.
12                MR. LINDNER:  Okay.  I note for the
13         record that Jason Brown says he will check
14         his computer to see if he had any e-mails
13:15:56 15         that he sent to anybody other than to
16         Kelley Drye or the other attorneys that
17         mentioned me.
18         Q.     Is that an accurate statement of
19   what you said?
13:16:07 20         A.     I didn't say that.  Is that your
21   request?
22         Q.     That is my request.  But can you say
23   it in your own words.
24                MS. PARK:  No.  No, Mr. Lindner.
0126
 1                      J.K. Brown
 2         A.     Can you tell me what you want me to
 3   do?  You know --
 4         Q.     You know, I want -- I want you to
13:16:18  5   check to see if you sent any e-mails to anyone
 6   else at American Express that mentioned me.
 7         A.     Okay.
 8         Q.     And give me a list of them.
 9         A.     Well, that's not the way it's going
13:16:31 10   to work.
11         Q.     How will it work?
12         A.     Well, it will go through the normal
13   document discovery process.  You'll have to work
14   that out with Jean and with the Court.  In other
13:16:41 15   words, I'm not going to start just sending
16   documents to you.
17         Q.     No, you don't have to.  You can send
18   it to Ms. Park, but identify them as -- as --
19   that they were sent to other people within
13:16:53 20   American Express Corporation.
21         A.     Okay.  I think I understand what
22   you're saying.
23         Q.     You can say it in your own words.
24                MS. PARK:  No, Mr. Lindner.  Move
0127
 1                      J.K. Brown
 2         on.  Your request has been noted and
 3         that's -- that's enough.
 4         Q.     Do you ever copy a law firm just so
13:17:25  5   that you can claim attorney-client privilege?
 6         A.     Say that again.
 7         Q.     In other words, suppose you want to
 8   send a letter to a party, party A, let's say Qing
 9   Lin, and you want to ask Qing a question.  But
13:17:30 10   you're afraid that it might be discoverable, so
11   you copy Kelley Drye Warren so that it be said
12   that it was a communication to Kelley Drye
13   Warren, even though it was actually only to Qing?
14                MS. PARK:  Objection to form.
13:17:48 15         Argumentative.
16                Mr. Lindner, why don't you just ask
17         him if he ever sent an e-mail to Mr. Lin
18         regarding you.  Why don't you start there.
19         Q.     Have you ever sent an e-mail to
13:17:57 20   anyone else in American Express Corporation
21   regarding me?
22         A.     I don't remember.  I think I said
23   that.
24         Q.     Can you produce that list of people?
0128
 1                      J.K. Brown
 2                MS. PARK:  Mr. Lindner, we're not
 3         producing, for example, e-mails concerning
 4         your bid for a seat on the board of
13:18:13  5         directors of American Express which have
 6         absolutely nothing to do with your claims
 7         here in this case, okay.
 8                This matter has been visited and
 9         revisited with the Court on numerous
13:18:23 10         occasions.  You're wasting time.  Move on.
11         Q.     Do you know of my bid for the board
12   of American Express?
13         A.     I remember that.
14         Q.     Do you remember anything else about
13:18:35 15   it?
16                MS. PARK:  Objection to form.
17         A.     Yeah.  Specifically what are you
18   asking?
19         Q.     Was there a shareholder proposal
13:18:42 20   involved?
21         A.     I think so.  I don't remember all
22   the details of what you were claiming.
23         Q.     What do you remember?
24         A.     I remember that I think you were --
0129
 1                      J.K. Brown
 2   you were -- I think you were actually trying to
 3   become a member of the board.  I don't remember.
 4         Q.     No.  That's right.
13:18:58  5         A.     Okay.
 6         Q.     But there were also a shareholder
 7   proposal.
 8                MS. PARK:  Is there a question or
 9         are you making a statement?
13:19:04 10                MR. LINDNER:  I'm asking if he
11         remembers a shareholder proposal.
12         A.     No.  Not specifically.
13         Q.     Well, I'm not sure I brought it
14   along, but -- actually, I did have a shareholder
13:19:15 15   proposal and --
16                MS. PARK:  And Judge Katz expressly
17         said that your bid for a seat on the board
18         of directors and your shareholder
19         activities have nothing to do with this
13:19:29 20         action.  So you can show M.r -- Mr. Brown
21         these documents all you want, I'm going to
22         direct him not to respond, and I'm going to
23         ask you to move on.
24         Q.     Do you know Harold Schwartz?
0130
 1                      J.K. Brown
 2         A.     I do.
 3         Q.     Who is he?
 4         A.     He is an attorney at American
13:20:13  5   Express.
 6         Q.     How do you know him?
 7         A.     We work together.
 8         Q.     Okay.  Have you ever discussed my
 9   case with him?
13:20:24 10                MS. PARK:  Objection to form.  And
11         I'm going to direct Mr. Brown not to
12         respond on the grounds of attorney-client
13         privilege and communication.
14                MR. LINDNER:  I have an exhibit that
13:20:38 15         I want to enter.  So I'm going to -- we're
16         going to take a break while Amy puts the
17         stickers on it.  But I'm going to note it
18         as Plaintiff Brown 00101.  Ms. Amy told me
19         I used the wrong numbering scheme, but
13:21:07 20         she's going to put the real number on it.
21         Amy, I'm giving this to you.
22                MS. PARK:  So Ms. Sikora, so you
23         know, we have several documents marked
24         Plaintiff's Exhibit 1, so I'm -- are you
0131
 1                      J.K. Brown
 2         going to be remarking another plaintiff's
 3         Exhibit 1?
 4                THE REPORTER:  Can we go off the
13:21:33  5         record so I can talk to you, because it's
 6         hard for me to write what I'm saying.
 7                THE VIDEOGRAPHER:  We're off the
 8         record at 1:21.
 9                (Discussion off the record.)
13:22:56 10                (Plaintiff Brown Exhibit No. 101,
11         11/9/06 e-mail correspondence to S. Norman
12         from P. Lindner, cc's to H. Schwartz and
13         SEC Corporate Finance, marked for
14         identification as of this date.)
13:22:57 15                THE VIDEOGRAPHER:  We're back on the
16         record at 1:22.
17         Q.     I'm going to hand you a document,
18   Plaintiff Brown 101.  And it's dated Thursday,
19   November 9, 2006, 11:21 p.m.  And in it -- it's
13:23:20 20   from me.  Do you see who it's to?
21         A.     It says Steven P. Norman.
22         Q.     Who is he?
23         A.     He is an employee at American
24   Express.  He's the corporate secretary.
0132
 1                      J.K. Brown
 2         Q.     And who else is copied?
 3         A.     Oh, Harold Schwartz and SEC
 4   Corporate Finance.  The e-mail address is
13:23:40  5   cfletters@sec.gov.
 6         Q.     Right.  And this is about my
 7   shareholder proposal?
 8                MS. PARK:  Objection.
 9         Q.     Can you read what the subject is.
13:23:50 10         A.     Subject:  American Express:  Rule
11   14A8 "No action."  Process reasons should be
12   negotiated before submission to SEC."
13         Q.     Okay.  Can you read the first
14   sentence after "Dear Mr. Norman."
13:24:09 15                MS. PARK:  Mr. Lindner, why don't
16         you start with asking Mr. Brown if he
17         recognized this document.
18                MR. LINDNER:  I'm asking if he can
19         read it.
13:24:18 20                MS. PARK:  No.  You know what?  Then
21         I'm going to direct him not to respond.
22         This is irrelevant.  Move on.
23         Q.     Can you read that first sentence?
24                MS. PARK:  No.  I'm directing him
0133
 1                      J.K. Brown
 2         not to respond.  Move on.
 3                MR. LINDNER:  Your objection is
 4         noted.
13:24:32  5         Q.     Does the first sentence say that
 6   Harold Schwartz informed me of your objections to
 7   my shareholder proposal?
 8                MS. PARK:  Objection.  I'm going to
 9         direct my client not to respond.  Move on.
13:24:44 10         Q.     When I said this memo was about my
11   shareholder proposal, I thought that would be a
12   little easier to understand that American Express
13   Rule 14 A8, no action process.  Reason should be
14   negotiated before submission to SEC.  Do you
13:25:03 15   understand both of those sentences?
16                MS. PARK:  Objection.  I'm going to
17         direct my client not to respond.  Move on.
18                MR. LINDNER:  What is your objection
19         for having him not respond?
13:25:13 20                MS. PARK:  Irrelevant.  Move on.
21         Q.     Have you seen this document before,
22   Jason?
23         A.     I don't recall seeing it.  I haven't
24   looked through the whole thing yet.  So do you
0134
 1                      J.K. Brown
 2   want to give me a second?
 3         Q.     I'll give you a second.
 4         A.     Okay.
13:26:26  5         Q.     Can I direct you to the second page,
 6   just in the interest of time.
 7         A.     Uh-huh.
 8         Q.     The next-to-last paragraph.  It
 9   says, "Moreover."  Can you read that paragraph.
13:26:39 10                MS. PARK:  Okay.  Mr. Lindner,
11         you've asked him if he recognized this
12         document.  If he's seen it before.  Can you
13         let him first answer that question.
14                MR. LINDNER:  Well, he doesn't have
13:26:48 15         time.  We don't have time.  So I'm going to
16         withdraw that question and ask him to read
17         starting with "Moreover."
18         A.     Right here?
19         Q.     Yes.
13:26:57 20         A.     "Moreover, I pointed out to Hal, who
21   suggested that he had no idea how to get the
22   data, that one way is via the web.  AMEX could
23   address people who have ever been fired or
24   compromised by AMEX in the last 10 years to
0135
 1                      J.K. Brown
 2   respond with their particulars to the group whom
 3   AMEX is delegating to investigate.  Hal said I
 4   should not see the data.  I told Hal that I did
13:27:16  5   not want to the see the data, but I wanted
 6   someone competent to review the data on the
 7   history of code of" -- "on the history of code of
 8   conduct violations and to survey the Fortune 100
 9   (or Fortune 1000 companies) to see how their code
13:27:30 10   of conduct handles situations and to get
11   academics involved.  Hal scoffed at academics,
12   but I feel that there are knowledgeable people in
13   this area who are not company executives."
14         Q.     Okay.  Would it be fair to summarize
13:27:43 15   that what you just read is that, assuming that
16   it's on the subject of shareholder proposals,
17   which I am going to tell you it is, that this had
18   to do with violations of the AMEX code of conduct
19   in the last 10 years?
13:28:00 20                MS. PARK:  Objection to form.
21         A.     I've got to be honest with you.
22   Mr. Lindner, reading this out of context, I don't
23   know what you -- what this is referring to.  I'm
24   not trying to be difficult.  I just don't really
0136
 1                      J.K. Brown
 2   know -- there is a reference to the code of
 3   conduct.  I don't know what this means.
 4                MS. PARK:  You're asking him to
13:28:16  5         testify as to what you meant?
 6                MR. LINDNER:  I'm asking him to read
 7         that.
 8         A.     I read it.  I just don't --
 9         Q.     That's okay.  You're not the only
13:28:23 10   one who can speak in confusing sentences.  I can
11   make confusing sentences, too.
12         A.     I'm not trying to be confusing.  I'm
13   not trying to be confusing.
14         Q.     I know.  I understand.  You know,
13:28:35 15   whatever.  So I say, in the sentence above where
16   it says item 1, that "I am asking that the code
17   of conduct be updated by first conducting a study
18   of all the cases that went wrong under the old or
19   current code of conduct."
13:29:01 20                Do you see that sentence?
21         A.     I do.
22         Q.     Does that make sense to you?
23                MS. PARK:  Objection.  Form.
24         Q.     Do you understand that sentence?
0137
 1                      J.K. Brown
 2                MS. PARK:  Objection.  Form.
 3         A.     Are you asking if I understand what
 4   you were asking for?
13:29:12  5         Q.     Yes.
 6                MS. PARK:  Objection to form.
 7         A.     I think so.
 8         Q.     Very good.  If you had to explain it
 9   to a layman, to a jury, how would you explain
13:29:19 10   that?
11                MS. PARK:  Okay.  Mr. Lindner, hang
12         on a second.  I'm going to direct my client
13         not to respond.  Mr. Lindner, this is
14         irrelevant.  I've tolerated how many
13:29:28 15         minutes of this line of questioning?
16                MR. LINDNER:  I don't know,
17         Ms. Park.
18                MS. PARK:  Move on.  I'm directing
19         my client not to respond.
13:29:34 20                MR. LINDNER:  Yes.  I understand
21         that.
22         Q.     So Ms. Park's objections
23   notwithstanding --
24                MS. PARK:  It's not an objection.
0138
 1                      J.K. Brown
 2         It's a direction.  I'm directing my client
 3         not to answer.  Move on.
 4         Q.     Ms. Park's directions -- erroneous
13:29:50  5   directions are that she doesn't want you to
 6   respond.  But I'm making a shareholder proposal
 7   based upon violations of the code of conduct.  So
 8   now --
 9                MS. PARK:  Mr. Lindner, Judge Katz
13:30:03 10         has expressly ruled that your shareholder
11         activities have nothing to do with this
12         action.  This is irrelevant.  You are
13         wasting time.  Move on.
14         Q.     We have a series of events here that
13:30:17 15   are linked.  And I want to know if you see the
16   linkage.
17                MS. PARK:  Mr. Lindner, you've
18         argued that before the judge.  Judge Katz
19         has said there is no linkage and you're not
13:30:28 20         going to create one.  Move on.
21                MR. LINDNER:  Ms. Park, will you
22         please shut up.
23                MS. PARK:  No.
24                MR. LINDNER:  I'm asking you to
0139
 1                      J.K. Brown
 2         please be quiet.  Stop interrupting me.
 3                MS. PARK:  No.  Move on.  You're not
 4         dragging Mr. Norman into this.  Move on.
13:30:41  5                MR. LINDNER:  Why would I be
 6         dragging Mr. Norman into this?
 7                MS. PARK:  Because of this
 8         incessant, persistent argument that there's
 9         some kind of linkage between your
13:30:45 10         shareholder activity and your lawsuit for a
11         negative reference.  Move on.
12         Q.     Then I have to ask you, Jason, do
13   you see a linkage?
14                MS. PARK:  I'm directing my client
13:30:58 15         not to respond.  Move on.
16         A.     I don't know what you're talking
17   about.  You've lost me.  I'm not trying to be
18   difficult.  I don't even know what you're even
19   asking me now.
13:31:07 20         Q.     Let me do it in pieces.
21         A.     Okay.
22         Q.     All right.  You said you first met
23   me when I worked -- when you worked at Kelley
24   Drye and I worked at American Express or I had
0140
 1                      J.K. Brown
 2   just been fired from American Express.
 3         A.     Yeah, I don't know if you were
 4   employed at that point.
13:31:20  5         Q.     I was employed until November of
 6   '98.
 7         A.     Okay.  I don't remember when we --
 8   when we met.  But okay.
 9         Q.     Okay.  And it was about a suit that
13:31:31 10   I had for wrongful treatment.
11                MS. PARK:  Objection to form.
12         A.     I don't know if that's what the suit
13   was about.
14         Q.     You looked at a settlement
13:31:38 15   agreement?
16                MS. PARK:  Objection to form.
17         A.     I did.
18         Q.     The settlement agreement was from
19   June of 2000; correct?
13:31:45 20         A.     Let me take a look at it again.
21         Q.     Please.
22                MS. PARK:  Let the record reflect
23         that Mr. Brown is referring to Plaintiff's
24         Exhibit 1.
0141
 1                      J.K. Brown
 2                THE WITNESS:  Right.
 3         A.     And this is dated -- I'm looking at
 4   the second-to-last page.  It has a number of
13:32:00  5   different dates.
 6         Q.     But they're all June of 2000;
 7   correct?
 8         A.     Yes.  It was signed in June of 2000.
 9         Q.     Okay.  In it contains paragraph 13;
13:32:09 10   correct?
11         A.     Yeah.
12         Q.     And paragraph 13 uses the phrase
13   "any information," does it not?
14         A.     Let's see.  "The company agrees to
13:32:21 15   instruct and direct the following" --
16                MS. PARK:  We'll stipulate that
17         paragraph 13 has the phrase "any
18         information."
19         Q.     But not just any information, it
13:32:30 20   says that they shouldn't disclose any
21   information; correct?
22                MS. PARK:  We stipulate that the
23         document speaks for itself.
24                MR. LINDNER:  Ms. Park, I appreciate
0142
 1                      J.K. Brown
 2         your stipulations, but will you please let
 3         him -- he doesn't understand the linkage.
 4         I'd like to have him go through it without
13:32:50  5         you interrupting.  If you have an
 6         objection, please state an objection, but
 7         let this go on.
 8                MS. PARK:  I stated it.  You persist
 9         in claiming that there is some kind of
13:32:58 10         linkage that doesn't exist.
11                MR. LINDNER:  Right.  It doesn't
12         exist until I point it out.
13                MS. PARK:  Move on.
14         Q.     Can you summarize what I just said
13:33:05 15   so far?
16         A.     Me?
17         Q.     Yes.
18                MS. PARK:  Objection to form.
19         A.     No.  What do you want me to
13:33:10 20   summarize?
21         Q.     What I said so far about me filing
22   the suit against AMEX, AMEX filing -- doing the
23   settlement with me.
24                MS. PARK:  Objection to form.
0143
 1                      J.K. Brown
 2         A.     You want me to summarize --
 3         Q.     Yes.  Please do it.
 4         A.     My --
13:33:27  5         Q.     Try it and then we'll see if it's
 6   wrong.
 7                MS. PARK:  Objection.  Mr. Lindner,
 8         ask him a question.  He's not going to
 9         summarize what words have been coming out
13:33:36 10         of your mouth.
11         Q.     Can you please summarize it.
12         A.     Can't we just have her read it back?
13         Q.     No.  I want you to summarize it.
14         A.     Okay.  So I think what you were
13:33:42 15   asking me was something about -- I really don't
16   remember what you were asking me.  You've got me
17   confused.
18         Q.     Can you summarize how the settlement
19   agreement came into be?
13:33:53 20         A.     I did not draft the settlement
21   agreement.
22         Q.     I didn't ask you that.
23         A.     Okay.  So the answer is no.  I
24   cannot summarize that.
0144
 1                      J.K. Brown
 2         Q.     Okay.  Then I'll tell you.  I worked
 3   at American Express, Qing Lin sexually harassed
 4   me.  He got me fired.  I applied to the -- with
13:34:07  5   the people in AMEX to have that rescinded.  They
 6   didn't do that.  I applied to the EEOC to get --
 7   to get the EEOC to rule on my case that was
 8   brought before the EEOC.
 9                Then secondarily I applied to a job
13:34:28 10   at General Electric Corporation.  General
11   Electric cancelled an interview because they said
12   I was high maintenance, I was told by a woman who
13   was the headhunter.
14                I then brought a separate action
13:34:42 15   against American Express, in particular Ash
16   Gupta, for interfering with me getting a job at
17   their competitor, General Electric Credit
18   Company.
19                When Ash Gupta was supposed to be
13:34:59 20   deposed, he was a named defendant, he did not
21   show up.  And when I pointed out to American
22   Express' lawyers that Ash Gupta was in contempt
23   of court by not showing up at a deposition which
24   a judge had ordered him to, American Express
0145
 1                      J.K. Brown
 2   offered to settle on the spot.  And I said no.
 3                And I wanted to hear the deposition,
 4   and then ultimately they raised the amount of
13:35:32  5   money that they would give me, and I agreed to
 6   the terms and the settlement agreement was the
 7   result.
 8                In order to cover the situation,
 9   American Express said that they will not want me
13:35:47 10   to say anything about this entire situation to
11   anyone.
12                MS. PARK:  Mr. Lindner, ask him a
13         question.
14                MR. LINDNER:  Please, Ms. Park.
13:35:57 15                MS. PARK:  He does not have to
16         accept your characterization.  Ask him a
17         question.
18                MR. LINDNER:  Okay.
19         Q.     So paragraph 13 was added
13:36:11 20   specifically so that when American Express says
21   something about me they should not -- they cannot
22   give information, any information to a
23   prospective employer.  And we're going to hold
24   that to a group of seven people, of which Qing
0146
 1                      J.K. Brown
 2   Lin was one of them.
 3                So what I am saying is that the
 4   incidents in 1998 were settled in June of 2000
13:36:31  5   with this settlement agreement with paragraph 13,
 6   specifically to stop Qing Lin from saying
 7   anything.  That's what I wanted you to summarize.
 8                I wanted you to say paragraph 13
 9   says Qing shouldn't say anything to a prospective
13:36:49 10   employer of Pete Lindner, but he is to direct
11   them to talk to human resources.
12                Five years later, I alleged to you
13   that he broke -- that Qing broke the contract,
14   the settlement agreement.  And that was what you
13:37:05 15   were investigating.  Does that sound plausible?
16                MS. PARK:  Objection to form.
17                Does your characterization that went
18         on for the past few minutes -- several
19         minutes sound plausible?
13:37:16 20         Q.     Does it sound plausible that that
21   scene -- set of events that I was working at
22   American Express, that I was fired from American
23   Express.  I sued on the basis of what Qing Lin
24   did.  I tried to get a job elsewhere.  Words were
0147
 1                      J.K. Brown
 2   said about me that General Electric cut off the
 3   interview even before they talked to me, and I'll
 4   tell what you the specific phrase was, I was
13:37:39  5   called high maintenance.
 6                When I spoke to the American Express
 7   lawyers about that, they said, high maintenance,
 8   it might be a good thing, it might be a bad
 9   thing.  But, for instance, a Jaguar is a
13:37:53 10   high-maintenance car, and a Jaguar is a very good
11   car.  So I put in paragraph 13 so that they can't
12   say it's negative information.  I just didn't
13   want any information.
14                MS. PARK:  Is there a question?
13:38:07 15                MR. LINDNER:  Yes.  Please,
16         Ms. Park.  Look --
17                MS. PARK:  I'm waiting for one.
18                MR. LINDNER:  Look, here's what I
19         want you to do:  Every time I say a word
13:38:17 20         say "Is there a question," and let's see
21         how long it takes.  So --
22                MS. PARK:  Mr. Lindner, move on.
23         You've dribbled on for the past 10 minutes.
24                MR. LINDNER:  Ms. Park, don't keep
0148
 1                      J.K. Brown
 2         saying, "Is there a question?"
 3         Q.     So do you understand now what this
 4   case is about?
13:38:34  5                MS. PARK:  Objection to form.  He
 6         doesn't have to accept your
 7         characterization.  You're argumentative.
 8         Ask him a fact question.
 9         A.     Based on what you said -- are you
13:38:42 10   asking me if that's what you based your case on?
11         Q.     Do you understand what I just said?
12         A.     Do I understand what you just said?
13   Yeah, I don't agree with it.
14         Q.     Okay.  What part do you not agree
13:38:52 15   with?  Now we're making progress.  What part do
16   you not agree with?
17         A.     Okay.  Well, look, I was not
18   involved in any of the discussions that you
19   just -- or, I don't know, the conclusions that
13:39:02 20   you came to.  But a lot of it sounded -- it just
21   sounded implausible to me, to use your word
22   "plausible."
23         Q.     Yeah.  Which one?
24         A.     The fact that American Express
0149
 1                      J.K. Brown
 2   entered into a settlement agreement because Ash
 3   Gupta was in contempt of court.
 4         Q.     He wasn't in contempt of court.
13:39:31  5         A.     I thought that's what you said.  You
 6   know what?  Mr. Lindner, look, you've been going
 7   on and on.  I don't even know what your point is
 8   here.
 9         Q.     You're close.  You're close.  You're
13:39:41 10   very close.
11         A.     I don't know what your point is
12   here.
13         Q.     I'll tell you my point.  He wasn't
14   in contempt of court.  I threatened him with
13:39:48 15   contempt for not showing up at a deposition which
16   a judge ordered him to.
17         A.     Okay.  So --
18         Q.     That's the point.  That sounds
19   implausible, doesn't it?
13:39:58 20         A.     What sounds implausible, that he was
21   in contempt of court?
22         Q.     No.  That I would threaten Ash Gupta
23   and that Ash Gupta would not show up at his
24   deposition.  That sounds implausible?
0150
 1                      J.K. Brown
 2         A.     I don't know.  Do I know if you
 3   would threaten Ash Gupta?  I have no idea.
 4         Q.     I tell you I would.
13:40:11  5         A.     Oh, okay.  Then why are you asking
 6   me?
 7         Q.     Well, you said something was
 8   implausible.  So I --
 9         A.     I said it seemed implausible to me
13:40:18 10   that Ash Gupta was in contempt of court.
11         Q.     He wasn't.
12         A.     Okay.  But that's what I was
13   referring to.
14         Q.     I understand that.  But now you're
13:40:29 15   corrected.  I didn't say he was found in contempt
16   of court.  I didn't say a judge determined that.
17   I didn't say a judge was even asked.
18         A.     Okay.
19         Q.     I said he didn't show up.
13:40:39 20         A.     Okay.
21         Q.     At a court-ordered deposition, and
22   then I threatened him with contempt.  I didn't
23   threaten him.  I threatened the lawyer.  I said I
24   was going to call the Court and say, Ash Gupta
0151
 1                      J.K. Brown
 2   said he was going to show up and he didn't, and
 3   to me that's contempt of court.  Okay, but given
 4   that's my characterization.
13:40:59  5                And let me put it this way:  I'm
 6   going to request that we find out whether indeed
 7   Ash Gupta was ever asked to be deposed before and
 8   whether he did or didn't show up, and if there
 9   are any lawyers there who were knowledgeable.
13:41:17 10   And I'd like to find out the names.
11                MS. PARK:  Is there a question?
12         A.     I don't even know what you're
13   talking about.  You're asking if he was -- if his
14   deposition was noticed in this lawsuit?
13:41:34 15         Q.     Yeah -- no.  In a lawsuit in 1998,
16   2000.
17         A.     I didn't work for the company back
18   then.
19         Q.     Right.
13:41:37 20         A.     So I don't know what you're asking.
21         Q.     Yes, you did.  You worked for Kelley
22   Drye?
23         A.     I worked for Kelley Drye, right.
24         Q.     Kelley Drye, right.  And they were
0152
 1                      J.K. Brown
 2   part of that suit?
 3                MS. PARK:  Objection to form.
 4         A.     If you're asking me whether I
13:41:53  5   remember whether --
 6         Q.     No.  That's not what I asked.
 7         A.     Look, I'm not going to try to help
 8   you here.
 9         Q.     No.  Again, I'm not asking if you
13:42:02 10   remember.  I'm asking if what I say is logical?
11         A.     To me, no.  None of it -- it's not.
12         Q.     Okay.  What part is not?
13         A.     Peter, I'm not following what you're
14   driving at.  I'm trying to short-circuit this and
13:42:19 15   help you get to the point of whatever it is you
16   want to ask me, but I'm confused at this point.
17   So -- well, go ahead.
18         Q.     Did you see in that document, in the
19   settlement document.
13:42:30 20                MS. PARK:  Plaintiff 1.
21         Q.     Plaintiff 1, that Ash Gupta's name
22   is mentioned?
23                MS. PARK:  We stipulate that his
24         name is mentioned.
0153
 1                      J.K. Brown
 2         Q.     How many times is it mentioned?
 3                MS. PARK:  You want him to count?
 4         A.     You want me to count?
13:42:43  5                MR. LINDNER:  Do you have an answer
 6         so you can stipulate it?
 7                MS. PARK:  The document speaks for
 8         itself.  Wherever the name "Ash Gupta"
 9         appears, we'll stipulate that --
13:42:53 10         Q.     How often?  I'm asking how often?
11         A.     Do you want me to tell you how often
12   it appears?
13         Q.     Yes.
14         A.     I would have to take time for me to
13:43:02 15   count.
16         Q.     Please count.  Please start
17   counting.  Well, start on the back page.
18         A.     You want me to count backwards?
19         Q.     Yes.  Start on the back page.  Is
13:43:12 20   his name there on the back page?
21         A.     Can I make a suggestion?  How about
22   every time I see his name I'll read it off and
23   you keep a tally?
24         Q.     Sure.
0154
 1                      J.K. Brown
 2         A.     Okay.  That will make it maybe a
 3   little faster.  Peter Lindner, Plaintiff, against
 4   American Express Corporation, Richard Tambor and
13:43:32  5   Ash Gupta.
 6         Q.     Okay.  So he's mentioned there in a
 7   suit; right?
 8         A.     He's mentioned on this page.
 9         Q.     Okay.  What suit is that for?  What
13:43:40 10   court?
11                MS. PARK:  Objection to form.
12         Q.     What does it say?
13                MS. PARK:  What does the document
14         say?
13:43:44 15                MR. LINDNER:  No.
16         Q.     On that last page?
17         A.     You want me to read this?
18         Q.     Does it mention a court?
19         A.     This page, the first word on this
13:43:51 20   page is -- here, is content.  It's got a date.
21   It's got a signature of --
22         Q.     It says "Civil Court of the City of
23   New York, County of New York."
24         A.     Uh-huh.
0155
 1                      J.K. Brown
 2         Q.     So what court is it in?
 3                MS. PARK:  Objection to form.
 4         A.     You're asking me what court that's
13:44:06  5   in.
 6         Q.     Yeah.
 7         A.     The Civil Court of the City of New
 8   York.
 9         Q.     Is that the same as the Southern
13:44:11 10   District of New York?
11         A.     No.
12         Q.     Okay.  It's a different court;
13   right?
14         A.     Yeah.
13:44:16 15         Q.     That's the court where Ash Gupta was
16   supposed to be deposed.
17                MS. PARK:  That's fine, Mr. Lindner.
18         He doesn't have to accept your
19         characterization.  He wasn't part of the
13:44:23 20         settlement.  He wasn't around.
21         Q.     Is he a named defendant?
22                MR. LINDNER:  I understand that.
23         I'm asking him to read that.
24                MS. PARK:  Mr. Lindner, we'll
0156
 1                      J.K. Brown
 2         stipulate the document says what it says
 3         all right.
 4                MR. LINDNER:  Everything says what
13:44:37  5         it says.  They don't give sermons to the
 6         bible.  They could say it says what it
 7         says.  Yet somehow people talk about it.  I
 8         accept your characterization that it says
 9         what it says but I asked how many times.
13:44:46 10         Maybe you can spend your time counting.
11         Q.     So that is a suit; right?
12         A.     This is not a suit.  What this
13   says --
14         Q.     What is it?
13:44:54 15         A.     This says it's a stipulation of
16   dismissal with prejudice.  So this was a
17   stipulation?
18         Q.     Of what?
19         A.     Dismissal of your lawsuit.
13:45:07 20         Q.     Of a suit.  So it was a suit.  It
21   was a lawsuit?
22                MS. PARK:  Objection to form.
23         A.     There was a lawsuit.
24         Q.     That's what I'm asking you.  Was
0157
 1                      J.K. Brown
 2   there a lawsuit?
 3         A.     You're asking me if there was a
 4   lawsuit?
13:45:16  5         Q.     Yes.
 6         A.     Okay.  This document says there was
 7   a lawsuit.
 8         Q.     No.  There were two lawsuits.  But
 9   this one involves Ash Gupta.  Is he a named
13:45:25 10   defendant in it?
11         A.     I don't see the lawsuit.  He's
12   named -- let me try to get where you're going to
13   go try to short-circuit this.
14         Q.     Please.
13:45:33 15         A.     His name is in this caption, which
16   is the stipulation of dismissal.  So my guess is
17   he was a named defendant.
18         Q.     Okay.  Do named defendants sometimes
19   get deposed?
13:45:46 20                MS. PARK:  Objection to form.
21         A.     In lawsuits?  Yeah, sometimes they
22   do.
23         Q.     Okay.  I'm asserting that we set a
24   date for Ash Gupta, the named defendant, to be
0158
 1                      J.K. Brown
 2   deposed.
 3                MS. PARK:  Mr. Lindner, I don't care
 4         what you're asserting.
13:45:58  5         Q.     I'm saying I have.
 6         A.     You have.  Okay.
 7         Q.     All right.  I'm saying he didn't
 8   show up for that date.  We can, and I hereby
 9   request, information from American Express to
13:46:16 10   determine whether he showed up for the
11   deposition.
12                MS. PARK:  Request all you want.
13         You're not getting it.  Move on.
14         Q.     The point being here --
13:46:20 15                MS. PARK:  There is no point.
16         Q.     Well, the point being here --
17                MR. LINDNER:  And Ms. Park, if you
18         interrupt one more time, I am going to call
19         Judge Katz.
13:46:27 20                MS. PARK:  Go ahead.  I'm going to
21         be pleased to inform him what you're asking
22         my witness to do.
23                MR. LINDNER:  Okay.  I'm going to
24         request a contempt citation for Ms. Park.
0159
 1                      J.K. Brown
 2                MS. PARK:  Good.  Why don't we
 3         stipulate that every time I speak you are
 4         going to be seeking contempt against me.
13:46:44  5         That's good.
 6                MR. LINDNER:  And what you said at
 7         1:45 about there is no point, that's not an
 8         objection.
 9                MS. PARK:  Sure.  It's irrelevant
13:46:52 10         and it's harassing.  It's another way of
11         basically saying that you continue on in an
12         irrelevant, argumentative, harassing vein.
13                MR. LINDNER:  Okay.  Great.
14         Q.     Do you feel harassed by that?
13:47:05 15         A.     By what?
16         Q.     By me pointing out that Ash Gupta
17   was a named defendant.
18         A.     No, but I don't think that's what
19   you're doing, quite frankly.  I do think that you
13:47:17 20   are bantering me around.  To ask me to count how
21   many times someone's name is in a document that I
22   told you I didn't draft that you have, seems to
23   me to be, if not harassing, certainly a waste of
24   everyone's time.  I'm not sure I get it.
0160
 1                      J.K. Brown
 2         Q.     Let me explain it.  Let me explain
 3   it.  He was a named defendant in this case.
 4         A.     Do you want to clean this up?
13:47:39  5         Q.     Yeah.  We'll clean it up, but we'll
 6   do it while we talk.  He was a named defendant in
 7   this case, and I'm saying that he didn't show up.
 8   And that was a problem.
 9         A.     Okay.  That's what you're saying.
13:47:50 10         Q.     That's what I'm saying.
11         A.     I see.
12                THE VIDEOGRAPHER:  I'd like to wipe
13         that off.
14                MR. LINDNER:  Sure.  Please.
13:47:58 15                THE VIDEOGRAPHER:  Can we go off the
16         record?
17                MR. LINDNER:  Sure.
18                MS. PARK:  Note the time.
19                THE VIDEOGRAPHER:  We're off the
13:48:02 20         record at 1:47.
21                (Recess taken.)
22                THE VIDEOGRAPHER:  We're back on the
23         record at 1:52.
24
0161
 1                      J.K. Brown
 2   BY MR. LINDNER:
 3         Q.     Okay.  We're back on the record.
 4   There was a break because of a water spill.  I
13:53:04  5   spilled out some water accidently.
 6                All right.  What I was trying to get
 7   to, just to summarize, is that I was dismissed
 8   from American Express.  I filed a suit with the
 9   EEOC.  I then filed an action against American
13:53:22 10   Express and Ash Gupta.
11                When Ash Gupta did not show up at a
12   deposition, I threatened his lawyers with having
13   the Court get the marshals and have him -- escort
14   him to the deposition, at which point American
13:53:40 15   Express offered to settle.  Then we reached a
16   settlement agreement.
17                Paragraph 13 was specifically added
18   because of the actions of someone at American
19   Express, allegedly, who spoke to General
13:53:57 20   Electric.  And to make sure that didn't happen
21   again, paragraph 13 said seven people,
22   specifically, can't give, quote, any information,
23   unquote, about me, and should refer everything to
24   human resources.
0162
 1                      J.K. Brown
 2                Five years later, I referred
 3   somebody at Fisher Jordan to Qing Lin for
 4   reference, and instead of saying talk to HR, he
13:54:27  5   gave them, quote, any information, unquote.  And
 6   that's why I contacted you, Jason Brown, in order
 7   to investigate whether that was the case or not,
 8   not specifically what he said but whether he
 9   gave, quote, any information, unquote.
13:54:49 10                MS. PARK:  Is there a question?
11         Q.     Or whether he violated the
12   settlement agreement.  Does that make sense to
13   you?
14                MS. PARK:  Objection to form.
13:55:00 15                MR. LINDNER:  Hold it.  It's a
16         hostile witness and I'm allowed objections
17         to form.
18                MS. PARK:  Does what make sense to
19         you?  Your characterization?
13:55:09 20         A.     Yeah.  I really don't know what
21   you're asking me.  Does this whole thing make
22   sense to me?
23         Q.     Yes.
24         A.     No.
0163
 1                      J.K. Brown
 2         Q.     What part doesn't?
 3         A.     None of it.
 4         Q.     None of it.  Do you understand what
13:55:19  5   a settlement agreement is?
 6         A.     I do.
 7         Q.     Do you understand what a violation
 8   of a settlement agreement is?
 9         A.     I under -- I could make a legal
13:55:27 10   assessment.
11         Q.     And if I complained to you that a
12   settlement agreement was broken by Qing, and
13   that's what I'm asserting I did say to you in
14   July or August 2005, would that be something
13:55:43 15   worthy of investigation?
16                MS. PARK:  Objection to form.
17         Argumentative.  Mr. Brown has testified on
18         this issue repeatedly.  Characterizing
19         information that Mr. Brown has not
13:55:54 20         testified to.
21                MR. LINDNER:  Okay.  Maybe he can
22         make sense of it now.
23         Q.     Can you make sense of it now?
24                MS. PARK:  Objection to form.  Make
0164
 1                      J.K. Brown
 2         sense of you, Mr. Lindner?
 3         A.     I really don't know what you're
 4   asking at this point.
13:56:09  5         Q.     I'm asking you that if I had a
 6   settlement agreement with American Express?
 7         A.     Which you do.
 8         Q.     And I'm asking whether if Qing Lin
 9   violated it, would that be something that you
13:56:17 10   would investigate?
11                MS. PARK:  Objection to form.
12         A.     Yeah.  Instead of talking about the
13   what ifs --
14         Q.     It's no a what if.  That's what
13:56:33 15   happened in July or August of 2005.  Does that
16   make sense now?
17         A.     So you're telling me this is what
18   happened?
19         Q.     Yes.
13:56:35 20         A.     So what is your question to me?
21         Q.     I'm asking does this make sense?
22                MS. PARK:  Objection to form.
23         Q.     What part of that does not fit in
24   with your experience?
0165
 1                      J.K. Brown
 2                MS. PARK:  Objection to form.
 3         A.     My experience in terms of my
 4   recollection?
13:56:45  5         Q.     You investigated this in July or
 6   August of 2005; correct?
 7                MS. PARK:  Objection to form.
 8         A.     I investigated -- as I said before,
 9   Mr. Lindner, I don't remember -- when we first
13:56:54 10   spoke, I don't remember what your specific claims
11   were.  I don't remember if at that point you
12   said, I think there's been a breach of a
13   settlement agreement, or if you said there was a
14   code of conduct violation.
13:57:08 15                I do remember that you felt that --
16   at some point throughout this, since you and I
17   connected, let's say it that way, since you and I
18   connected at some point in 2005, as I said
19   before, you have made various types of
13:57:23 20   allegations.
21                So all I'm trying to say to you is,
22   I don't remember at what point you were claiming
23   what.  If you're sitting here and telling me that
24   when you first reached out to me you were saying
0166
 1                      J.K. Brown
 2   there's a breach of a settlement agreement, I
 3   don't have a specific recollection of that.
 4         Q.     Okay.  Good enough.  Thank you.  But
13:57:40  5   that's -- that's what I'm asserting right now,
 6   that I did say that.
 7         A.     Okay.
 8         Q.     But let's go a little further.  You
 9   did a second investigation in January, February,
13:57:49 10   March of 2006; correct?
11                MS. PARK:  Objection to form.
12         A.     When --
13         Q.     Did you do an investigation of Qing
14   Lin in the spring of 2006?
13:57:57 15                MS. PARK:  Objection to form.
16         A.     I looked into your complaints.
17         Q.     To whom?  Which complaints?
18         A.     Well, this is what I was trying to
19   say before.
13:58:08 20         Q.     Yes.
21         A.     You were calling.  You were sending
22   e-mails.  You were sending letters.  And, you
23   know, my recollection is that at some point we
24   spoke.
0167
 1                      J.K. Brown
 2         Q.     Yes.
 3         A.     And I had given you -- I had said --
 4   I told you essentially that I had looked into
13:58:25  5   whatever you asked me to look into initially and
 6   I told you I couldn't corroborate that there
 7   was -- that anything --
 8         Q.     What's anything?
 9         A.     Again, Mr. Lindner, I don't remember
13:58:35 10   what you were saying at the time.  But there was
11   no -- I couldn't corroborate the allegations.
12                You then started instructing me on
13   very specifics as to how you wanted an
14   investigation at American Express to be
13:58:46 15   conducted.  You were suggesting that I think we
16   had to get sworn statements from people and a
17   number of different things, which I didn't agree
18   with.  But what I did tell you I would do was
19   look into, I think it was additional things that
13:59:01 20   you brought up, and you asked me to speak to
21   additional people.  The guys at Fisher Jordan,
22   which I agreed to do.
23         Q.     Okay.
24         A.     So, again, if you have documents
0168
 1                      J.K. Brown
 2   that can refresh my recollection of what you were
 3   claiming at what point in time, that would help
 4   me.
13:59:32  5         Q.     I'm introducing Plaintiff Brown 102.
 6                (Discussion off the record.)
 7                (Plaintiff Brown Exhibit No. 102,
 8         Lindner e-mail to Brown, copy to EEOC,
 9         marked for identification as of this date.)
13:59:45 10                MS. PARK:  This is the end.
11         Q.     We're continuing.
12                MR. LINDNER:  Ms. Park just made a
13         derisive comment, this is the end.
14         Q.     I have Exhibit Plaintiff Brown 102,
14:00:26 15   which is a five-page exhibit.  It's an e-mail
16   from me, Peter Lindner, to Jason Brown, who I'm
17   deposing, with a copy to the EEOC.
18                Jason, can you take a look at the
19   exhibit.  I'm passing it to you now.
14:00:43 20         A.     Sure.
21         Q.     Does it look familiar?
22         A.     Well, let me take a look at it.
23         Q.     How about the name?
24                MS. PARK:  Let him look at the
0169
 1                      J.K. Brown
 2         document.
 3         A.     I see your name.  I see my name.
 4   Both of those names are familiar.  I mean, I
14:01:12  5   haven't looked through the whole thing.
 6                MS. PARK:  And I'm going to note for
 7         the record that once again, Mr. Lindner,
 8         you seem to have materialized an e-mail
 9         communication that you did not produce to
14:01:22 10         me during the course of this litigation.
11         There is no Bates stamp number on here
12         signifying that you gave me a copy of this.
13                MR. LINDNER:  I note for the record
14         that this was a memo to Jason Brown, so
14:01:37 15         Jason Brown had it.
16                MS. PARK:  That does not matter.
17         That does not obviate your obligation to
18         produce responsive records, Mr. Lindner,
19         period.
14:01:46 20                MR. LINDNER:  Would you please stop
21         talking over me.  I was talking.  I note
22         for the record that Jason Brown was
23         e-mailed on it, so Jason Brown had an
24         e-mail.  He keeps e-mail.  He was
0170
 1                      J.K. Brown
 2         instructed when the suit happened not to
 3         destroy any e-mails.  So then --
 4         Q.     By the way, Jason, were you ever
14:02:02  5   instructed not to destroy e-mails?
 6         A.     I know not to destroy e-mails.  I
 7   don't need to be instructed.
 8         Q.     You think you have this e-mail in
 9   your file?
14:02:13 10         A.     I think I would, yeah.
11         Q.     Yes.  So if Ms. Park said this
12   completely caught you blindsided, there's no way
13   you could have known about this, would you agree
14   with that assessment?
14:02:27 15                MS. PARK:  No, Mr. Lindner.
16         A.     That's what she said?
17         Q.     I note she said this wasn't turned
18   over.
19                MS. PARK:  This is the fourth or
14:02:30 20         fifth e-mail that you produced magically
21         that you did not produce during the course
22         of discovery.
23                MR. LINDNER:  Ms. Park, did you
24         produce it to me?
0171
 1                      J.K. Brown
 2                MS. PARK:  That doesn't obviate your
 3         obligation to produce it to me.
 4                MR. LINDNER:  And it doesn't obviate
14:02:41  5         yours either.  Okay.  Thank you very much.
 6         Your objection is noted on the record.
 7         Q.     Can you read out the second bullet
 8   point at the top of the page?
 9         A.     "Point out," there?
14:02:50 10         Q.     The second bullet point.  Do you
11   understand what a bullet point is?
12         A.     I do.
13         Q.     Okay.  Then can you read it.
14         A.     Sure.  "Point out how Qing admitted
14:02:58 15   to you (an officer of the court) of him violating
16   the AMEX-Lindner agreement of June 2000 and."
17         Q.     Okay.  What do you think that is,
18   the AMEX-Lindner agreement of June 2000 is?  Do
19   you have -- hazard a guess?
14:03:15 20         A.     Yeah.  Can you just let me read
21   this?
22         Q.     No.
23         A.     Then I'm not going to guess.
24         Q.     Okay.  I understand.  I understand.
0172
 1                      J.K. Brown
 2                THE REPORTER:  Wait, wait, wait.
 3         One person speaking at a time.  I can't get
 4         it.
14:03:19  5                THE WITNESS:  You're right.  I'm
 6         sorry.
 7                MR. LINDNER:  I understand.  Thank
 8         you.
 9                THE REPORTER:  It's impossible for
14:03:19 10         me to get it when the two of you are
11         speaking at the same time.
12                MR. LINDNER:  You are totally right.
13                THE WITNESS:  You are right.
14                THE REPORTER:  So please repeat what
14:03:19 15         it is that you said or --
16                MR. LINDNER:  Sure.  I understand.
17         Jason said he wanted to read this document
18         and I said no.  I said I'm going to point
19         out that he look at Exhibit No. 1.
14:03:48 20         Q.     Can you look at Exhibit No. 1,
21   please.
22         A.     Plaintiff's Exhibit 1?
23         Q.     Yes.  What's the title of it?
24         A.     "Settlement Agreement and General
0173
 1                      J.K. Brown
 2   Release."
 3         Q.     Okay.  And do you remember what the
 4   date was for that approximately, what month?
14:03:59  5         A.     June 2000.
 6         Q.     Right.  So the second point on the
 7   bullet is Qing admitted to you of Qing violating
 8   the AMEX-Lindner agreement of June 2000?
 9                MS. PARK:  Where are we now?  What
14:04:16 10         exhibit are we on?
11                MR. LINDNER:  We're on Exhibit 102.
12                MS. PARK:  Where in this document
13         are you quoting from or purporting to quote
14         from?
14:04:25 15                MR. LINDNER:  The second bullet
16         point near the top of the page.
17         Q.     So do you understand now what the
18   AMEX-Lindner agreement of 2000 is?
19                MS. PARK:  Based on your e-mail to
14:04:33 20         Mr. Brown?  Are you asking him again to
21         read your mind?
22                MR. LINDNER:  Please.
23         A.     I think that's what -- I think
24   that's what you're trying to get at.
0174
 1                      J.K. Brown
 2         Q.     There you go.
 3         A.     When I say that, I don't know that
 4   I'm saying that in this agreement, in this
14:04:45  5   e-mail.
 6         Q.     You've answered correctly.
 7         A.     Okay.
 8         Q.     You didn't go to law school,
 9   college, get admitted to the New York State bar,
14:04:53 10   get admitted to the Southern District of
11   New York, get admitted to the Second Circuit
12   Court of Appeals.  Somehow you connected that the
13   AMEX-Lindner agreement of 2000 could quite
14   possibly, in fact, it is, be the agreement that's
14:05:07 15   titled "Settlement Agreement" that was signed in
16   June of 2000.
17         A.     Okay.
18         Q.     Actually, I didn't sign too many
19   agreements with AMEX legally, but this is one of
14:05:19 20   them.  So that is, in fact, the document I'm
21   referring to.
22         A.     Okay.
23                MS. PARK:  Is there a question?
24         Q.     Do you understand that, the second
0175
 1                      J.K. Brown
 2   bullet point?
 3         A.     Do I understand what?  What the
 4   second --
14:05:33  5         Q.     What the second bullet point says
 6   without reading the exact words?
 7                MS. PARK:  Objection to form.
 8         Q.     Can you summarize what it says?
 9         A.     Can I summarize what this says?
14:05:43 10         Q.     Yes.
11         A.     This says that you were summarizing
12   that -- it refers to our talk.  And --
13         Q.     What's the second bullet point?
14   Just the second bullet point.
14:05:53 15         A.     Point out that --
16         Q.     Don't read the words.  I want to you
17   summarize it.
18         A.     I don't -- look, Mr. Lindner, with
19   all due respect.
14:06:00 20         Q.     Sure.
21         A.     I'm happy to try to answer your
22   questions.  I'm not sure what you want me to say
23   here, okay.  You're asking me to summarize what
24   this says as I read it right now?
0176
 1                      J.K. Brown
 2         Q.     I want -- can you give me that
 3   document?
 4         A.     Sure.
14:06:11  5         Q.     Thank you very much.  Okay.
 6                What do you think the second bullet
 7   point intends to do?
 8                MS. PARK:  Let the record reflect --
 9         A.     I don't have it in front of me.
14:06:21 10                MS. PARK:  -- that Mr. Lindner has
11         now taken away Exhibit 102.
12                MR. LINDNER:  The videotape is
13         reflecting it.
14                MS. PARK:  And now wants Mr. Brown
14:06:29 15         to summarize the second bullet point.
16         Q.     To summarize.  Okay.  Let me ask the
17   specific question.  Are you on drugs today?
18         A.     No.
19                MS. PARK:  Are you on drugs,
14:06:36 20         Mr. Lindner?
21                MR. LINDNER:  I'm not being deposed,
22         Ms. Park.  I'm not being deposed.  Are you
23         on drugs, Ms. Park?
24                MS. PARK:  I wish I was.
0177
 1                      J.K. Brown
 2                MR. LINDNER:  You might be, then.
 3         So you wish you were on drugs.  Does that
 4         mean you have experience using drugs?  Are
14:06:52  5         you a drug addict, Ms. Park?  I'm not
 6         deposing you.  I really don't want you to
 7         depose me.  Please, we've gone through that
 8         already.
 9         Q.     So I want you to read the second
14:07:06 10   bullet point in your head until you think you are
11   able to summarize it without quoting it verbatim.
12                MS. PARK:  You know what?  This is
13         harassment.  I'm going to direct my client
14         not to answer.  Move on.  He's not
14:07:18 15         summarizing your e-mail to him of
16         February 28, 2006.  Move on.
17         Q.     Can you summarize it?
18                MS. PARK:  I'm directing my client
19         not to answer.  This is harassment.  Move
14:07:35 20         on.
21         Q.     Okay.  I'll take this away, again.
22   Given that you've seen this, that second bullet
23   point, do you think I alerted you that the
24   settlement agreement of June 2000 was -- was
0178
 1                      J.K. Brown
 2   violated by Qing?
 3         A.     I think you are alleging that.
 4         Q.     I'm alleging that; right?
14:07:52  5         A.     Right.
 6         Q.     And wasn't that -- what was the
 7   reason for our meeting on March 1st, Wednesday,
 8   March 1st?
 9         A.     Just so the record reflects, I don't
14:08:04 10   know that we met on March 1st.
11         Q.     February 28th.  Thereabouts.
12         A.     Of what year?
13         Q.     2006.
14         A.     I think that was a meeting that you
14:08:16 15   requested.
16         Q.     Yup.
17         A.     Okay.
18         Q.     Why?
19         A.     Why did you request a meeting?
14:08:23 20         Q.     Yes.
21         A.     I don't know.  You tell me.
22                MS. PARK:  Objection to form.
23         A.     You're asking why you requested to
24   meet with me?
0179
 1                      J.K. Brown
 2         Q.     I'm asking you what we discussed at
 3   that meeting?
 4         A.     What we discussed at the meeting.
14:08:34  5         Q.     What was the purpose of the meeting?
 6                MS. PARK:  Objection to form.  Which
 7         question do you want him to answer?  What
 8         was discussed or what was the purpose?
 9         Q.     What was the purpose?
14:08:41 10                MS. PARK:  Objection.  Form.  You
11         asked for the meeting.
12         A.     You asked me to meet.  I think we
13   were going to speak over the phone and you said,
14   no, I want to come and see you.
14:08:51 15         Q.     Okay.  But you don't know why?
16         A.     It was all -- it was all surrounding
17   your allegations.  But you're asking me what you
18   were thinking at the time.  I don't know.
19         Q.     No.  Not what I was thinking.  I'm
14:09:02 20   pointing out here that it was about Qing
21   violating the settlement agreement.
22                MS. PARK:  Objection to form.
23         Q.     Is that --
24                MR. LINDNER:  He's a hostile
0180
 1                      J.K. Brown
 2         witness.
 3                MS. PARK:  Objection to form.
 4                MR. LINDNER:  Ms. Park --
14:09:15  5                MS. PARK:  He's not hostile because
 6         he can't understand what you're asking,
 7         Mr. Lindner.  Ask a coherent question.
 8         Your questions are completely
 9         unintelligible.
14:09:26 10         Q.     Is it sunny and cold outside today?
11         A.     Looks to be.
12         Q.     Now, see, some people would say
13   that's an objection to form, because I didn't see
14   what is the weather.  In fact, I'm sort of
14:09:36 15   suggesting what the weather is, instead of just
16   getting it from you.  That's how I understand
17   objection to form.  But I feel if somebody
18   doesn't want to answer what the weather is, then
19   you might say, hey, is it cold and sunny outside.
14:09:50 20   So I'm asking you in the same way that I'd ask a
21   hostile person who doesn't want to concede an
22   obvious statement.
23                MS. PARK:  Objection to form.
24         Q.     That we had a meeting on or about
0181
 1                      J.K. Brown
 2   February 28, March 1st of 2006 --
 3                MS. PARK:  March 1st?
 4                MR. LINDNER:  Ms. Park, what's your
14:10:14  5         objection?
 6                MS. PARK:  You keep
 7         mischaracterizing his testimony.
 8                MR. LINDNER:  What's your objection?
 9         You said March 1st.  Please explain your
14:10:22 10         objection.
11                MS. PARK:  That wasn't his
12         testimony.  You said you had a meeting on
13         March 1st.
14         Q.     Please, Ms. Park.
14:10:28 15         A.     The memo or this e-mail was --
16                MS. PARK:  Let the record reflect
17         Mr. Brown is referring to Exhibit 102.
18         Q.     What's the date on that?  What's the
19   sent date on it?
14:10:37 20         A.     It was sent on Wednesday, March 1,
21   2006 at one o'clock in the morning.
22         Q.     Okay.  March 1st?  March 1st?
23                MR. LINDNER:  So I'm asking what the
24         objection is, Ms. Park.  And, please, if
0182
 1                      J.K. Brown
 2         you have an objection, note it and we will
 3         continue.
 4                MS. PARK:  Ask a question.
14:10:52  5                MR. LINDNER:  I'm asking a question.
 6         If you will be a little civil.
 7                MS. PARK:  You are a time waster.
 8                MR. LINDNER:  Please shut up.  How
 9         can I say that gracefully?  Please, if you
14:11:02 10         have an objection, we'll note that on the
11         record, but stop interrupting.
12         Q.     So we had a meeting on or about
13   March 1st.  We met because you were investigating
14   something.
14:11:17 15         A.     Okay.
16         Q.     You're here because of that
17   investigation; correct?
18                MS. PARK:  Objection to form.
19         A.     I'm here because you noticed my
14:11:25 20   deposition, but I think that's what you want to
21   ask me about.
22         Q.     And the second bullet point says
23   that I -- I pointed out how Qing admitted to you
24   that Qing violated the Lindner-AMEX agreement of
0183
 1                      J.K. Brown
 2   June 2000.  Also known as the settlement
 3   agreement and general release.
 4         A.     Okay.  So, Mr. Lindner, maybe I can
14:11:44  5   try to cut to the chase here.  One of the things
 6   that I do recall about that conversation was
 7   that, somewhat similar so what you're doing now,
 8   is that you were putting all these hypotheticals
 9   out there and asking me to make an assessment of
14:11:59 10   whether there was a violation of the agreement
11   and the conversation was largely circular.
12         Q.     Okay.
13         A.     Is that responsive to what you're
14   trying to get at here?
14:12:10 15         Q.     Do you remember what you said at
16   that meeting?
17         A.     I don't remember everything.  I do
18   remember at one point I said to you, "What are
19   you looking for here?"  Because I felt like this
14:12:21 20   was just --
21         Q.     Do you remember what Qing said to
22   you?
23                MS. PARK:  Objection to form.
24         A.     When?
0184
 1                      J.K. Brown
 2         Q.     About this investigation?
 3                MS. PARK:  Objection to form.
 4         Q.     Did you investigate this situation,
14:12:40  5   violation?
 6                MS. PARK:  Objection.
 7                MR. LINDNER:  Good.
 8         A.     I spoke to Qing Lin.  If that's what
 9   you're asking me --
14:12:43 10         Q.     And what did he say?  What did you
11   talk to him about?
12         A.     I asked -- I asked him about your
13   allegations.  He didn't corroborate any of them.
14         Q.     Okay.  But it was about this
14:12:54 15   investigation; right?  So I'm alleging that he
16   violated the settlement agreement by what he said
17   and you're saying his statements didn't
18   corroborate; correct?
19                MS. PARK:  Objection to form.
14:13:06 20         A.     That's not exactly what I'm saying.
21                MS. PARK:  We stipulate that you are
22         claiming --
23                MR. LINDNER:  No.  I don't want to
24         stipulate what I am claiming.  I want to
0185
 1                      J.K. Brown
 2         know what he heard from Qing.
 3         Q.     Did you speak to Qing?
 4                MS. PARK:  Objection to form.
14:13:19  5         Q.     What did he say?
 6         A.     When?
 7         Q.     When you spoke to Qing about this
 8   investigation before February 28th.
 9                MS. PARK:  Objection to form.
14:13:27 10         A.     Before February 28th.  I don't
11   remember when I spoke to Qing, okay.  I don't
12   remember if I spoke to him before February 28th.
13         Q.     No.  Whenever.  Before this meeting
14   you told me you spoke to Qing?
14:13:35 15         A.     I just said that?
16                MR. LINDNER:  We'll take a break
17         now.  We only have a minute left on the
18         tape.
19                THE VIDEOGRAPHER:  This ends tape
14:13:44 20         No. 2.  We're off the record at 2:13.
21                (Recess taken.)
22                THE VIDEOGRAPHER:  This begins tape
23         No. 3 in the deposition of Jason Brown.
24         We're on the record at 2:23.
0186
 1                      J.K. Brown
 2   BY MR. LINDNER:
 3         Q.     Jason, before we -- we took the
 4   break --
14:23:33  5                MR. LINDNER:  Let me say something
 6         on the record here.  Ms. Park was using her
 7         Blackberry to looks like send text
 8         messages, send e-mail, look at e-mail,
 9         which I thought was a violation of what the
14:23:46 10         judge said, that it could only be used for
11         communicating to the judge.
12                MS. PARK:  Do you have a question?
13                MR. LINDNER:  I'm making that note
14         on the record.  And I feel that you
14:23:55 15         violated the judge's order.
16                MS. PARK:  Go ahead.  Do what you
17         want.
18                MR. LINDNER:  I did.  I just did.
19         Thank you.  So now we'll move on.
14:24:03 20         Q.     I was talking about
21   Exhibit Plaintiff Brown 102.  And it says, the
22   second bullet point, that Jason Brown admitted
23   that Qing admitted to Jason Brown -- that Qing
24   violated the settlement agreement of June 2000.
0187
 1                      J.K. Brown
 2                Does that sentence make sense?
 3                MS. PARK:  Objection to form.
 4         A.     Are you asking me if that's what it
14:24:27  5   says?
 6         Q.     Yes.  Is that what it says?
 7         A.     Not literally.
 8         Q.     Can you tell me what it says
 9   literally?
14:24:32 10         A.     It says, "Point out how Qing
11   admitted to you (an officer of the court)
12   violating the AMEX-Lindner agreement of
13   June 2000, and."
14         Q.     You just read it back to me.  Can
14:24:44 15   you tell me what -- does it mean that Qing
16   admitted violating the contract?
17                MS. PARK:  Objection to form.
18         A.     No.  All it means is that this is
19   what you were asserting at the time, okay.
14:24:54 20         Q.     Right.  So did Qing violate the
21   contract?
22         A.     You're asking me if I thought Qing
23   violated the settlement agreement?
24         Q.     Yes.
0188
 1                      J.K. Brown
 2                MS. PARK:  Objection.  Objection to
 3         form.  Calls for a legal conclusion.
 4         A.     No.  I do not think he did.
14:25:10  5         Q.     Okay.  And why is that?
 6         A.     A number of reasons.  Because you
 7   told the prospective employer to get a reference
 8   from him.  So I think, you know, as a matter of
 9   law, you have maybe unclean hands there.  I don't
14:25:21 10   know exactly what the doctrine would be.  But
11   more -- I think probably --
12         Q.     Who would know?
13                MS. PARK:  Okay.  Mr. Lindner.
14         A.     You would have to ask your own
14:25:28 15   lawyer.  I don't know who would know.  A lot of
16   people would know.  More to the point, they hired
17   you anyway.  You don't have any damages.  And one
18   of the components of a breach of contract has to
19   be damages.
14:25:41 20                MS. PARK:  That's it.  No.  I'm not
21         going to allow Mr. Brown to provide any
22         more testimony concerning his legal
23         assessment of your claims.  He's here,
24         again, as a fact witness.
0189
 1                      J.K. Brown
 2                MR. LINDNER:  A fact of what?
 3                MS. PARK:  The fact that he
 4         investigated or looked into certain
14:26:00  5         complaints that you had concerning what
 6         Qing Lin allegedly said to Fisher Jordan.
 7                MR. LINDNER:  Right.  And that's
 8         what I'm asking him about.
 9         A.     That's not what you're asking.
14:26:14 10                MR. LINDNER:  I'm asking and
11         pointing to whether Qing admitted to Jason
12         Brown that Qing violated the settlement
13         agreement of June 2000.
14         A.     If that's what you're asking me, the
14:26:24 15   answer is no.
16         Q.     No what?
17         A.     No, Qing did not admit to me that he
18   violated the agreement of June 2000.
19         Q.     Okay.  So now I have a question.
14:26:33 20   This is going back to the agreement, the
21   settlement agreement, paragraph 13.
22                If Qing gave any information to
23   Fisher Jordan, wouldn't that be a violation?
24                MS. PARK:  Objection to form.  It's
0190
 1                      J.K. Brown
 2         argumentative.  Mr. Lindner -- and,
 3         Mr. Brown, I'm going direct you not to
 4         respond at this juncture.
14:26:50  5                You're asking him to draw a legal
 6         conclusion.
 7                MR. LINDNER:  He was an
 8         investigator.
 9         Q.     Were you investigating this?
14:27:02 10                MS. PARK:  Objection to form.
11         You've asked him that and he's answered it
12         more than half --
13                MR. LINDNER:  More than half --
14                MS. PARK:  Let me state my
14:27:05 15         objection.
16                MR. LINDNER:  Sure.  Go ahead.
17                MS. PARK:  He's answered it more
18         than half a dozen times.  Move on.
19                MR. LINDNER:  Can you read back his
14:27:12 20         answer on that, that thing?  What was my
21         question, Amy?
22                MS. PARK:  You complained.  He
23         looked into your complaint.
24         Q.     And my complaint was in reference to
0191
 1                      J.K. Brown
 2   the settlement agreement; correct?
 3                MS. PARK:  Mr. Lindner, Mr. Brown
 4         said that he cannot recall specifically;
14:27:31  5         that you did raise a whole host of
 6         different claims; that your complaint
 7         changed, that you were asserting a code of
 8         conduct violation at some point, and at
 9         some juncture you did raise a complaint
14:27:45 10         about your June 2000 settlement agreement.
11                MR. LINDNER:  And what point are we
12         at?  This is February of 2006.
13         Q.     What -- does it talk about the code
14   of conduct?
14:27:59 15         A.     You're looking at what, now?
16   Plaintiff Brown 102?
17         Q.     Correct.
18         A.     I have to review it.
19         Q.     Does it talk about the settlement
14:28:07 20   agreement?
21         A.     Yes.
22                MS. PARK:  Let him review the
23         document.
24         Q.     Let's stick with that.  It talks
0192
 1                      J.K. Brown
 2   about violating the AMEX settlement agreement.
 3                MS. PARK:  Objection to form.
 4         Q.     And so that's why I'm asking you if
14:28:22  5   you were investigating whether Qing violated the
 6   settlement agreement, it would pay for you to
 7   look at the settlement agreement, wouldn't you
 8   say?
 9                MS. PARK:  Objection to form.
14:28:35 10         A.     Ask me the question again.  I'm
11   sorry.
12         Q.     If you're investing -- investigating
13   whether Qing violated the AMEX-Lindner settlement
14   agreement --
14:28:44 15         A.     Right.
16         Q.     -- you should at least know what the
17   AMEX-Lindner settlement agreement says; right?
18         A.     Yeah.  That sounds reasonable.
19         Q.     And that's why I'm directing you to
14:28:55 20   paragraph 13.
21                MS. PARK:  Why don't you just ask
22         him if he reviewed the settlement agreement
23         in connection with his investigation.
24         Q.     I asked you if he violated it.  You
0193
 1                      J.K. Brown
 2   said no?
 3         A.     Right.
 4         Q.     And I'm saying, if Qing gave any
14:29:03  5   information that's in quotes, quote, any
 6   information, unquote, to Fisher Jordan, would
 7   that be a violation of paragraph 13?
 8                MS. PARK:  Okay.  And once again I'm
 9         directing my client not to respond.  This
14:29:17 10         is argumentative.  You're asking him to
11         make a legal conclusion.  Move on.
12                MR. LINDNER:  I'm asking -- if his
13         whole purpose was investigation --
14         Q.     Were you investigating whether Qing
14:29:26 15   violated the settlement agreement or not?
16         A.     I was investigating your
17   allegations, which included your allegations that
18   Qing made comments in violation of the settlement
19   agreement.
14:29:38 20         Q.     Okay.  And what type of comments
21   does he have to make in order to violate the
22   settlement agreement?
23         A.     You're asking me a speculative
24   question.
0194
 1                      J.K. Brown
 2         Q.     No.  I'm asking -- I'm saying that
 3   he can make two types of comments.  He can give
 4   information and he can refer people to HR.  If he
14:29:54  5   referred people to HR, would that be a violation
 6   of the settlement agreement?
 7                MS. PARK:  Objection to form.  I'm
 8         not going to -- Mr. Brown, let me just --
 9         I'm going to direct you not to respond.
14:30:04 10                Mr. Lindner, you are badgering
11         Mr. Brown.  He is here, once again, to
12         provide factual testimony concerning what
13         he said or did in connection with looking
14         into your complaints, okay.  You're not
14:30:22 15         going to draw out of Mr. Brown what his
16         legal conclusion is concerning whether
17         there was a breach of the settlement
18         agreement.
19                A breach of contract or a breach of
14:30:30 20         agreement comprises several different
21         elements.  We're not getting into that.
22         It's totally, palpably improper.  Move on.
23                MR. LINDNER:  Palpably means you can
24         touch it.  What do you mean by "palpably"?
0195
 1                      J.K. Brown
 2                MS. PARK:  I'm not going to respond
 3         to you.
 4                MR. LINDNER:  What do you mean by
14:30:50  5         it?
 6                MS. PARK:  Too bad.  You don't get
 7         it.
 8                MR. LINDNER:  I'm asking you what it
 9         means.
14:30:53 10                MS. PARK:  And I'm going to tell
11         you.  You're a smart man.  You should
12         understand what that means.
13                MR. LINDNER:  I'm asking you what it
14         means.
14:31:00 15                MS. PARK:  You can ask all you want,
16         I'm not responding.
17                MR. LINDNER:  I'd like to call
18         Magistrate Katz while we're on the record,
19         please.  You were warned about this before,
14:31:08 20         Ms. Park.
21                MS. PARK:  I'm sure.
22                MR. LINDNER:  You were warned that
23         if I ask you a question you are to answer
24         it.  And that if I say I don't understand
0196
 1                      J.K. Brown
 2         what you mean, you have to accept it.
 3                (Discussion off the record.)
 4                THE VIDEOGRAPHER:  Off the record at
14:31:31  5         2:31.
 6                (Discussion off the record.)
 7                THE VIDEOGRAPHER:  We're back on the
 8         record at 2:53.
 9   BY MR. LINDNER:
14:53:09 10         Q.     Okay.  Jason, before the break we
11   were talking about bullet point No. 2.  And that
12   the investigation that you were conducting in
13   this -- that we were having the discussion about
14   on or about this date was about, as I concluded,
14:53:30 15   about violating the settlement agreement of
16   June 2000.  And you were the investigator, so you
17   were going to form an opinion as to whether Qing
18   violated the settlement agreement; is that
19   correct?
14:53:42 20                MS. PARK:  Objection to form.
21         A.     I don't know what you were just
22   asking me.  Are you just asking me if that's a
23   recitation of what was just said prior to --
24         Q.     No.  I'm asking you --
0197
 1                      J.K. Brown
 2         A.     Can you just --
 3         Q.     I'm asking you -- you did that
 4   investigation several months ago; correct?
14:54:02  5                MS. PARK:  Objection to form.
 6         A.     I did it years ago.
 7         Q.     Years ago.  Thank you.
 8                Knowing what you know now, would you
 9   use the settlement agreement to guide your
14:54:09 10   investigation?
11                MS. PARK:  Objection to form.
12         You're presuming that he didn't use it.
13         Why don't you ask him.
14                MR. LINDNER:  I'm asking --
14:54:16 15         A.     I would -- I did.
16         Q.     You did what?
17         A.     Let me finish.  I did review the
18   settlement agreement at some point during that
19   time.
14:54:23 20         Q.     Okay.
21         A.     Okay.  And I -- and I would, if I
22   had to do it again.
23         Q.     That's good.  I'm glad, because I
24   think that was key.  And do you remember if you
0198
 1                      J.K. Brown
 2   reviewed paragraph 13?
 3         A.     I think I did.
 4         Q.     And do you think reading
14:54:40  5   paragraph 13, as you have a few times today, do
 6   you think that Qing violated paragraph 13?
 7                MS. PARK:  Objection.  Asked and
 8         answered, and once again, I'm directing my
 9         client not to respond because, Mr. Lindner,
14:54:53 10         you keep asking him for his legal opinion
11         as counsel for American Express.
12                MR. LINDNER:  No.  As an
13         investigator.
14                MS. PARK:  No.  Move on.  I'm
14:55:01 15         directing my client not to respond.  Move
16         on.
17                MR. LINDNER:  I understand.
18         Q.     I want you to take a look at
19   Plaintiff's Exhibit 11.  Do you recognize that?
14:55:13 20         A.     Yeah.
21         Q.     You do?
22         A.     I do.
23         Q.     How do you recognize it?
24         A.     Well, I recognize it.  It looks like
0199
 1                      J.K. Brown
 2   my handwriting, a copy of my handwriting.
 3         Q.     What date is on it?
 4         A.     2/27/06.
14:55:27  5         Q.     Okay.  I'm just for the moment, can
 6   you look at my Plaintiff's Exhibit 102 --
 7   Plaintiff Brown 102.  The memo.
 8                MS. PARK:  It's not a memo.  It's
 9         an e-mail.
14:55:45 10         Q.     E-mail.  Can you read what date
11   that is?
12         A.     Tuesday, February 28, 2006.
13         Q.     So your handwritten note, meaning
14   Plaintiff Qing 11, was one day before that
14:55:55 15   meeting?
16                MS. PARK:  We stipulate that 2/27/06
17         is the day before 2/28/06.
18         Q.     Can you read the first line in
19   Plaintiff 102 memo, Jason?
14:56:11 20         A.     "This memo summarizes"?
21         Q.     Yes.
22         A.     "This memo summarizes our
23   conversation today from six to seven p.m. at the
24   AMEX HQ in NYC."
0200
 1                      J.K. Brown
 2         Q.     Okay.  Can you tell me, do you think
 3   that's accurate?  Do you think that the meeting
 4   occurred on that date?
14:56:30  5         A.     You're asking me if I think that we
 6   met on February 28, 2006?
 7         Q.     Yes.
 8         A.     Based on -- I don't have any reason
 9   to believe it's not.  I don't remember when we
14:56:44 10   met.
11         Q.     That's fine.  All right.  So what
12   I'm trying to point out is here we have
13   handwritten notes from the day prior to a
14   meeting.
14:56:52 15                MS. PARK:  Ask a question.
16                MR. LINDNER:  I did.
17                MS. PARK:  No.  You keep talking.
18                MR. LINDNER:  Please, Ms. Park.
19         A.     Okay.  So Plaintiff's Exhibit 11 is
14:57:00 20   dated 2/27/06, and Plaintiff Brown 102 is dated
21   February 28, 2006.  So I would agree that what is
22   dated here February 28, 2006 is the day after
23   what was dated --
24         Q.     That's what I was asking.  Thank
0201
 1                      J.K. Brown
 2   you.
 3                Can you read -- I'm having trouble
 4   reading your handwriting in Exhibit 11.  Can you
14:57:22  5   read it?
 6         A.     Understandable.  I can.  2/27/06.
 7   The top line says, "Chief credit officer for
 8   institutional" -- I don't know.
 9         Q.     Risk.
14:57:33 10         A.     It's cut off.  Well, it's cut off.
11   I don't see "risk," okay.  Something is cut off
12   and it says "and collections.  Qing Lin" -- you
13   want me to just read the whole thing?
14         Q.     Yes, please.
14:57:45 15         A.     "Qing Lin Boaz consulted at AXP, has
16   own company.  Qing doesn't use Boaz now.
17   Previously worked together.  Occasionally would
18   have a lunch together.  Peter has given your name
19   as reference.  Peter is technical guy.  Whether
14:58:01 20   you hire him or not is your decision.  I'm not
21   sure whether he can be used on an AXP.  Boaz
22   asked, did you mean leadership.  Lin, no
23   discussions with Boaz about this.  At time VP of
24   underwriting.  2000 chief credit officer of
0202
 1                      J.K. Brown
 2   consumer lending."
 3         Q.     Okay.  That's very good.  Thanks.  I
 4   wondered what it meant.  Can you turn the page.
14:58:29  5   What's the date on that one?
 6         A.     I can't actually -- I can't read it.
 7   It's -- it looks like it's smudged.  It's
 8   certainly 3.  Looks like 20 something, '06.  But
 9   I don't have -- I can't tell what that date is.
14:58:46 10         Q.     Okay.  Can you read what it says?
11         A.     "TC with Trevor Baron."
12         Q.     What does TC mean?
13         A.     Telephone call.
14         Q.     Oh.
14:58:57 15         A.     Is that pi sign?
16         Q.     Yes.  Plaintiff.
17         A.     Plaintiff, right.  "Plaintiff asked
18   Trevor to work full time.  But Trevor didn't want
19   to hire full time," and it looks like something
14:59:12 20   is cut off there.
21         Q.     Didn't want to hire -- oh, yes.
22   That's full time, yeah.
23         A.     And then it says "7/05.  Trevor told
24   plaintiff didn't have capacity for him as FT."
0203
 1                      J.K. Brown
 2   By that I would have meant full time, "but kept
 3   him on project."
 4         Q.     Okay.  Next page.  We're on
14:59:52  5   page DEF372 and the top is a date.  It looks to
 6   me like 2/28/06.
 7         A.     Yeah.  It's either 2/28 or 2/20.  I
 8   can't tell.  Looks like 2/28.  "Meeting with
 9   Mr. Pete Lindner."  I presume you want me to
15:00:08 10   continue to read?
11         Q.     Sure.
12         A.     "Boaz.  917-535-6162.  Peter
13   Lindner, give names of" -- or maybe it says gave
14   names of Alana and Qing for reference."  Then
15:00:26 15   Alana, Qing Lin, names are listed.  David Lin,
16   Chin also spoke to him re --
17         Q.     Now, when you say Chin, what's Chin?
18         A.     I probably meant Qing.
19         Q.     Probably Q-I-N-G?
15:00:42 20         A.     Yeah.  Because my recollection was
21   that you were claiming that Qing Lin called
22   somebody named David Lin.
23         Q.     Right.
24         A.     At some other company.
0204
 1                      J.K. Brown
 2         Q.     Yup.
 3         A.     So I presume that Chin, C-H-I-N, I
 4   was referring to Qing, the same person, Q-I-N-G.
15:01:04  5         Q.     Okay.
 6         A.     Then "Compensation, one to
 7   $10 million.  Punishment of Qing Lin.  Benefits
 8   removed/reduced benefits as punishment."
 9         Q.     Okay.  Next page.  This is
15:01:22 10   Defendant -- excuse me, Bates stamped
11   Defendant 373.
12         A.     "After Boaz spoke," I think it says
13   to Qing, "placed him anyway."
14         Q.     Okay.  Thank you.  Let's go to
15:01:43 15   page 1 of Plaintiff Qing 11.
16         A.     Uh-huh.
17         Q.     There's an indented paragraph in the
18   middle of the -- like five lines down in the
19   document.  Can you give an interpretation to why
15:02:00 20   you indented it?
21         A.     Yeah.  So -- I'll try to explain the
22   note.
23         Q.     Please.
24         A.     So the line above that is, "Peter
0205
 1                      J.K. Brown
 2   has given your name as a reference."  My
 3   recollection is that -- well, in reading this,
 4   that Qing told me that that is what -- I think it
15:02:23  5   was Boaz or Fisher Jordan had said to him that
 6   Peter has given your name as a reference.  Qing's
 7   response to -- what Qing told me, he said Peter
 8   is a technical guy.
 9         Q.     Now, wait.  Stop for a moment.  What
15:02:37 10   makes you think that Qing said that?
11         A.     What makes me think that Qing said
12   what?  Peter has given your name as a reference?
13         Q.     No.
14         A.     Peter is a technical -- I have
15:02:46 15   quotes and that's what I remember writing down.
16         Q.     Okay.  So the little -- those double
17   marks at the beginning means this is a quote of
18   your conversation with Qing?
19         A.     No.  Not necessarily.  Sometimes
15:02:59 20   I'll use that as a shorthand.
21         Q.     For?
22         A.     For this is what he said he said.
23         Q.     Okay.
24         A.     Okay.
0206
 1                      J.K. Brown
 2         Q.     It wouldn't be substance, but it
 3   would be --
 4         A.     Just so -- to be -- to be clear
15:03:10  5   about it, I'm not precise in my note taking
 6   sometimes.
 7         Q.     Okay.
 8         A.     I'll use certain notations for
 9   myself in different ways.  For instance, I use
15:03:19 10   the pi as a plaintiff sometimes.  Sometimes I
11   don't.
12         Q.     Okay.  So the first sentence, "Peter
13   is technical guy."
14         A.     Right.
15:03:29 15         Q.     Do you mean Peter is a technical
16   guy?
17                MS. PARK:  Objection to form.
18         A.     You're asking me if that's what I
19   mean now?
15:03:35 20         Q.     Yes.  Yeah.
21         A.     That's not what I was saying.
22         Q.     Is it correct English?
23         A.     Well, okay.  Hold on.  That comment
24   is what Qing told me he said.
0207
 1                      J.K. Brown
 2         Q.     Oh, okay.
 3         A.     And not what I was saying.
 4         Q.     Right.  Okay.
15:03:55  5         A.     So -- yeah.  But maybe to get to
 6   your point, when I'm taking notes I don't take --
 7   necessarily take notes verbatim, so I could leave
 8   out a pronoun, leave out a word.  So he may have
 9   said that he told Boaz that Peter is a technical
15:04:13 10   guy or Peter is technical guy.  He also speaks
11   with a fairly heavy accent, and I do recall that
12   I didn't -- I have -- I had a hard time
13   understanding what he was saying.
14         Q.     Okay.
15:04:28 15         A.     So he may have said Peter is
16   technical guy, as opposed to Peter is a technical
17   guy.
18         Q.     Right.  Actually, I've known Qing
19   for nine years and quiet often he does drop
15:04:40 20   articles.
21         A.     Okay.
22         Q.     Okay.  Now, let's look at that one
23   sentence.  Peter is technical guy or Peter is a
24   technical guy.
0208
 1                      J.K. Brown
 2         A.     Uh-huh.
 3         Q.     Would you construe that to be any
 4   information in the meaning of paragraph 13 in
15:04:52  5   your investigation?
 6                MS. PARK:  Objection to form.
 7         A.     No.  Because this says, first of
 8   all, that the company was agreeing -- the company
 9   was agreeing that it would instruct employees not
15:05:17 10   to disclose any information about your employment
11   or termination of employment.
12         Q.     Right.  Keep reading.
13         A.     To any person --
14         Q.     Wait, wait.  Disclose?
15:05:41 15         A.     Any information regarding your
16   employment.  So if you're asking me if Peter is a
17   technical guy is necessarily a comment about your
18   employment, it may just be a statement about what
19   you do.
15:05:45 20         Q.     So -- so, for instance, if he said
21   Peter is a really bad technical guy, that's a
22   statement about what I do, and that would be
23   legitimate because it has nothing to do with the
24   information regarding my employment or
0209
 1                      J.K. Brown
 2   termination of employment?
 3                MS. PARK:  Objection to form.
 4         Hypothetical and argumentative.
15:06:06  5         A.     Repeat the question.  What are you
 6   asking me?
 7         Q.     Let's suppose he didn't say Peter is
 8   a technical guy --
 9         A.     Right.
15:06:12 10         Q.     -- and he said Peter is a pretty bad
11   technical guy?
12         A.     Okay.
13         Q.     Would that be -- suppose it were
14   accurate.  Would that be any information?
15:06:21 15         A.     About the termination of your
16   employment?  I don't know why you were
17   terminated.
18         Q.     Or my employment?
19         A.     Okay.  But I don't know why you were
15:06:29 20   terminated --
21         Q.     I know.
22         A.     -- and I don't know if that relates
23   to your employment.  See, again, and this is what
24   happened when we met.
0210
 1                      J.K. Brown
 2         Q.     Sure.
 3         A.     You were asking me all of these
 4   hypothetical questions.  And asking me to give
15:06:41  5   you my opinion on all these hypothetical
 6   questions.
 7         Q.     Right.  And I'm asking you now.
 8                MS. PARK:  And I'm objecting.
 9         Hypothetical and argumentative.
15:06:51 10                MR. LINDNER:  It's not hypothetical.
11         He did say Peter is technical guy.
12                MS. PARK:  Objection to form.
13         That's not what his testimony was.
14                MR. LINDNER:  What is his testimony?
15:06:59 15         Q.     What was your testimony?
16         A.     About what?
17         Q.     Did you say that Qing said Peter is
18   technical guy?
19                MS. PARK:  Objection to form.
15:07:07 20         A.     Qing told me that he said to --
21         Q.     Boaz.
22         A.     -- Boaz, Peter is a technical guy or
23   technical guy.
24         Q.     Boaz?
0211
 1                      J.K. Brown
 2         A.     Right.
 3         Q.     Is that any information?
 4         A.     About the termination of your
15:07:19  5   employment?
 6                MS. PARK:  Asked and answered.
 7         Q.     Or employment?
 8         A.     I don't know.  Because -- no.  I
 9   don't really think it is.
15:07:25 10         Q.     Okay.
11         A.     I mean, I don't know what you did
12   there.  I know you were a programmer.
13         Q.     Okay.  Well, but some people would
14   say programming is a technical enterprise.  So --
15:07:35 15   so if you're a technical guy, that would have to
16   do with my employment?
17         A.     It could.  It might not.
18         Q.     It might.  It might not.
19         A.     Right.
15:07:45 20         Q.     If you had a question on whether it
21   does or doesn't, how would you handle that
22   question?
23         A.     If I had question about what?
24         Q.     If you don't understand something,
0212
 1                      J.K. Brown
 2   what would you do?
 3                MS. PARK:  Objection to form.
 4         A.     If I don't understand something
15:07:56  5   about what?
 6         Q.     This contract.
 7         A.     Oh, about the contract?
 8         Q.     Yeah.  About paragraph 13.  What
 9   would you do?
15:08:03 10         A.     If I don't --
11                MS. PARK:  Objection to form.
12         A.     You're asking me if I don't
13   understand something about this contract, what
14   would I do right now?  I guess it would depend on
15:08:13 15   what I didn't understand.
16         Q.     Well, you don't -- you don't
17   understand whether paragraph 13 is a statement,
18   Peter Lindner is a technical guy, would be a
19   violation of paragraph 13 or not?
15:08:22 20         A.     That's not what I said.
21         Q.     Okay.  Well, let me ask you.  Is it
22   a violation of paragraph 13?
23                MS. PARK:  Objection to form.
24         A.     I already told you, I don't think it
0213
 1                      J.K. Brown
 2   is.
 3         Q.     Okay.  But do you know for sure or
 4   you don't think so.  I'm saying, if you have
15:08:38  5   doubt in your mind, what would you do?
 6         A.     No.  Peter --
 7                MS. PARK:  Objection to form on
 8         multiple grounds.
 9         A.     I don't think there was anything
15:08:45 10   untoward here.  I don't think there was a breach
11   of contract.  I don't think there was a violation
12   of code of conduct.  I've said that to you
13   numerous times.
14         Q.     I understand.
15:08:57 15         A.     You disagree wholeheartedly, and I
16   understand that.  But you are asking me about an
17   issue that is obviously not black and white to
18   everyone, right?  So if you're going to sit here
19   and continue to ask me a question, you're not
15:09:10 20   going to change my opinion by asking the
21   question, okay, so I don't know how to answer
22   that.
23         Q.     I might.  I might.  Sometimes I
24   might.  So don't -- don't -- you can't see the
0214
 1                      J.K. Brown
 2   future.  So let me -- I'd like you to look at
 3   paragraph 18 of the document.
 4                MS. PARK:  What document?
15:09:25  5         Q.     Plaintiff's Exhibit 1.  Can you read
 6   it out loud, please?
 7         A.     "The language of all parts of this
 8   agreement shall in all cases be construed as a
 9   whole according to its fair meaning and not
15:09:38 10   strictly for or against any of the parties."
11         Q.     Can you summarize that for a jury,
12   as opposed to summarize it for a judge?
13                MS. PARK:  Objection to form.
14         A.     Look, I didn't draft this agreement.
15:09:51 15         Q.     I know you didn't.
16         A.     This is boilerplate language.
17         Q.     And what does it mean?
18         A.     Essentially, it means that,
19   regardless of who wrote this agreement, the
15:09:59 20   parties are agreeing that it is not drafted in a
21   way that is one-sided.
22         Q.     Okay.
23         A.     That it should be construed
24   objectively, okay.
0215
 1                      J.K. Brown
 2         Q.     Okay.  So then I would suggest that
 3   that means, if you look at paragraph 13, that it
 4   would be used objectively, not so -- so if it
15:10:19  5   says you shouldn't give any information, it would
 6   actually mean you shouldn't give any information.
 7   In other words, telling somebody he's a technical
 8   guy as a opposed to literate guy or a musical guy
 9   or a very humanistic guy or somebody who is great
15:10:35 10   at arithmetic, those are all, I would
11   characterize, as information.
12                Would you agree with me?
13         A.     I understand that's your contention.
14         Q.     Right.
15:10:43 15         A.     Okay.
16         Q.     And I'm saying that paragraph 18
17   which is basically -- this is how I would
18   interpret it, if I had to interpret it.
19   Paragraph 13 says, don't give any information to
15:10:55 20   a prospective employer.  And paragraph 18 says we
21   are using regular English.  So when we say "any
22   information," we're not using some technical term
23   of art which will just favor American Express or
24   just favor Peter Lindner, it's in the regular
0216
 1                      J.K. Brown
 2   meaning of the words "any information."
 3                Would you agree with that?
 4         A.     No.  I'm not going to agree with
15:11:16  5   your assessment.
 6         Q.     Okay.  So let's go on.
 7                Can you read that third sentence
 8   under your quote marks?
 9                MS. PARK:  We're back to
15:11:26 10         Plaintiff 11?
11                MR. LINDNER:  We're back to
12         plaintiff 11.  DEF00370.
13                MS. PARK:  And what section are you
14         referring to?
15:11:36 15         A.     Where are we?
16         Q.     You see where your quote marks are?
17         A.     "Peter is technical," yeah.
18         Q.     Two lines below that.
19         A.     "I'm not sure whether he can be used
15:11:43 20   on an AXP."
21         Q.     What's AXP?
22         A.     I think it was cut off.  I didn't
23   write project or --
24         Q.     What's AXP?
0217
 1                      J.K. Brown
 2         A.     Oh, I'm sorry.  American Express.
 3         Q.     Okay.  So Qing is saying that he's
 4   not sure whether Peter Lindner, me, whether I can
15:12:06  5   be used at American Express; is that correct?
 6                MS. PARK:  Objection to form.
 7         A.     Well, let me -- I actually asked
 8   Qing what he meant at a time.  What do you mean
 9   by that or what did you mean by that.  And what
15:12:20 10   he said was, I was unsure as to how he was coded.
11   So we code people or we -- there are times when
12   former employees are noted as ineligible for
13   rehire or I don't know if there's a formal coding
14   system, but that they cannot come back and work
15:12:43 15   with American Express or for American Express or
16   work on AMEX projects.
17                And he was -- he said to me, I just
18   didn't know, based on the separation of Peter's
19   employment back whenever that was, 2000 or
15:12:58 20   earlier, whether or not -- I was unsure whether
21   he -- he was able to come back.
22         Q.     So he expressed his doubt on that to
23   Boaz?
24                MS. PARK:  Object to form.
0218
 1                      J.K. Brown
 2         A.     No, no, no.
 3         Q.     He said, I'm not sure?
 4         A.     I'm unsure.  In other words, what he
15:13:14  5   explained to me is he wasn't sure what decision
 6   had been made.
 7         Q.     Did he communicate that to Boaz?
 8                MS. PARK:  Objection to form.
 9         Mr. Brown wasn't present.  How is he
15:13:22 10         supposed to testify -- confirm what Mr. Lin
11         said to Mr. Sally?
12                MR. LINDNER:  It's hearsay.  I'm
13         asking what Qing said to Jason Brown.
14         A.     Ask me the question again.
15:13:34 15                MS. PARK:  That's a different
16         question.
17         Q.     What did Qing say to you on that
18   third point --
19         A.     Just what I said.
15:13:40 20         Q.     -- in the quotes?  I know just what
21   you said.  I'm asking did he tell you -- did he
22   tell -- was he communicating to Boaz, quote, I'm
23   not sure if Peter can work at American Express,
24   unquote?
0219
 1                      J.K. Brown
 2                MS. PARK:  Objection to form.
 3         A.     It says -- did he -- you're asking
 4   me, did Qing say that to Boaz?
15:13:58  5         Q.     Yes.
 6         A.     Qing today me that is what he said
 7   to Boaz.
 8         Q.     Thank you.  Okay.  Do you consider
 9   that any information?
15:14:11 10         A.     Meaning what?  Are you talking about
11   back to paragraph 13 again?
12         Q.     Yes.
13         A.     Mr. Lindner, you're asking me the
14   same question over and over again.
15:14:21 15         Q.     Well, I am.  But first it's about
16   technical guy, and now it's whether he can be
17   used on at American Express.
18                MS. PARK:  And I assert -- I assert
19         the same objections to form.
15:14:34 20                MR. LINDNER:  Good.  Noted.
21         Q.     Is that any information?
22         A.     That is information, but I don't
23   know if it's information regarding your
24   employment or termination.
0220
 1                      J.K. Brown
 2         Q.     Well, wait.  Didn't you say whether
 3   he'd be ineligible for rehire?  Wouldn't that
 4   have to be a determination?
15:14:53  5                MS. PARK:  Objection to form.
 6         Objection to form.  Mischaracterizing
 7         Mr. Brown's testimony.
 8         Q.     Can you -- can you -- explain what
 9   it means?
15:14:58 10         A.     What what means?
11         Q.     "Ineligible for rehire."
12         A.     As I said, sometimes former
13   employees are coded as ineligible for rehire.
14         Q.     What do you mean by "former
15:15:10 15   employees"?
16                MS. PARK:  Objection to form.
17         A.     Someone who is leaving the company
18   or has just left the company.
19         Q.     So isn't that what termination
15:15:19 20   means?
21                MS. PARK:  Objection to form.
22         A.     Well -- what do you mean,
23   termination of employment?
24         Q.     Yeah.  Doesn't leaving the company
0221
 1                      J.K. Brown
 2   mean termination of employment?
 3         A.     I think that a more pedestrian -- a
 4   more -- most people, when they hear termination
15:15:37  5   of employment, they don't take it literally.
 6   They think it means you've been fired as opposed
 7   to you resign.
 8         Q.     Suppose you leave because you're
 9   pregnant, you know.  That's termination of
15:15:52 10   employment?
11         A.     Technically, that's right.
12         Q.     You say, hey, I'm pregnant --
13         A.     If you resign you've terminated your
14   employment.
15:15:53 15         Q.     I'm going to come back in a year.
16   But then you decide you want to stay with your
17   kids and, you know, you say I'm not coming back.
18   That's termination of employment; correct?
19         A.     Correct.
15:16:02 20         Q.     Would -- would somebody in that
21   situation be coded?
22         A.     Ineligible for rehire?
23         Q.     No.  Would they be coded at all?  Is
24   there a code only for certain people or there's a
0222
 1                      J.K. Brown
 2   code for everybody who is termination nature?
 3                MS. PARK:  Objection to form.
 4         A.     Oh, I don't know.  I don't know if
15:16:22  5   every person gets a codes.
 6         Q.     If somebody were terminated because
 7   they left to raise a family --
 8         A.     Right.
 9         Q.     -- would that -- is there a code for
15:16:29 10   that?
11                MS. PARK:  During what time period?
12         Q.     You work -- you work with employment
13   law.  Are you familiar with those?
14                MS. PARK:  He only joined American
15:16:36 15         Express in 2004.  You're asking about how
16         you were coded going back in 2000?
17                MR. LINDNER:  No.  I'm asking in
18         2006.
19         A.     Okay.  But --
15:16:43 20         Q.     When you use that term, when you say
21   "ineligible for rehire," how was Peter coded?
22         A.     Are you asking me how you were
23   coded?
24         Q.     No.  I'm asking if that has to do
0223
 1                      J.K. Brown
 2   with termination of employment?
 3                MS. PARK:  Objection to form.  And
 4         you are intelligible.
15:16:58  5         A.     Just ask me the question again.  I'm
 6   not following you.  I thought I was.
 7         Q.     Somebody is coded.
 8         A.     Right.
 9         Q.     Somebody.
15:17:04 10         A.     Okay.
11         Q.     Somebody marked them ineligible for
12   rehire.
13         A.     Right.
14         Q.     Does that imply that they were
15:17:15 15   terminated from employment?
16         A.     Well --
17                MS. PARK:  You mean fired?
18         A.     Well, not always.  Not always.
19                MS. PARK:  Objection to form.
15:17:23 20         A.     Someone -- let me give an example.
21   Someone could apply for a job.  They could not be
22   hired.  Let's say they failed a drug test, okay.
23   Or for some other reason.  We may code that
24   person as ineligible for rehire, even though they
0224
 1                      J.K. Brown
 2   were never hired in the first place.  So it's not
 3   always -- is that what you're asking?
 4         Q.     That's among the questions.
15:17:45  5         A.     Okay.
 6         Q.     But you will assert that I was an
 7   American Express employee at one point; correct?
 8         A.     Yes.
 9         Q.     Okay.  So that's not my case; right?
15:17:54 10         A.     No.  I thought you were just asking
11   me general questions.
12         Q.     I understand.  I was asking you
13   general questions.
14                MS. PARK:  Mr. Lindner, you need to
15:18:01 15         let him finish answer the question before
16         you start asking another question.
17                MR. LINDNER:  Okay, Ms. Park.  Good
18         point.  I will take that under
19         consideration and try to live by it.
15:18:10 20         Q.     So if Qing spoke to you and says,
21   how is Peter coded, he did say that; right?
22         A.     No.
23                MS. PARK:  No.
24         A.     No, no, no, no, no.  No.
0225
 1                      J.K. Brown
 2         Q.     What did he say?
 3         A.     He didn't ask me how you were coded.
 4         Q.     He said?
15:18:24  5         A.     Let me try to explain it again.
 6         Q.     Please.
 7         A.     Okay.  So I sat down and spoke to
 8   Qing, okay, at your request.  You were asking me
 9   to -- I think at this point you were asking me to
15:18:34 10   get written statements from people, sworn
11   statements from people.  You were directing me
12   on -- as to how to do an investigation.  And to
13   try to address your concerns, I sat down with
14   Qing, okay.  And I think this was the second time
15:18:52 15   I spoke to him.  And --
16         Q.     Can you tell me when the first time
17   was, I'm sorry?
18         A.     I don't know when I told you that.
19         Q.     Oh, you mean in July?
15:19:01 20         A.     I don't know when.
21         Q.     Okay.
22         A.     You're asking me can you tell me.  I
23   said no.  Then you said in July.  I don't know
24   when.
0226
 1                      J.K. Brown
 2         Q.     I thought you meant for the second
 3   time in this one-week period?
 4         A.     No.
15:19:13  5         Q.     You mean a half a year prior?
 6         A.     Much earlier.
 7         Q.     Okay.
 8         A.     Much earlier.
 9         Q.     But just get me right.  You sat down
15:19:19 10   with him or this was a telephone call?
11         A.     No, I think I spoke to him in
12   person.
13         Q.     How would you know if you did or
14   not?
15:19:27 15         A.     Well, my recollection is that I did.
16         Q.     Is there any way to tell?  Is there
17   like a document that would reflect it?
18         A.     I don't think so.  I mean, I didn't
19   write it down here.
15:19:36 20                MS. PARK:  All right.  Just make the
21         record clear that you're referring to
22         Plaintiff's Exhibit 11.
23                THE WITNESS:  Oh.
24         Q.     So if you spoke in person, would you
0227
 1                      J.K. Brown
 2   make an appointment?  Would you just drop by?
 3         A.     No.  It depends.  But more likely
 4   than not, I would -- well, I would either call
15:19:59  5   him or I guess make an appointment.  But I
 6   certainly wouldn't just drop by.
 7         Q.     Could you have, for instance, made
 8   just a telephone call on this, and this was just
 9   a phone call instead of being in person?
15:20:14 10                MS. PARK:  Objection to form.  Asked
11         and answered.  And again, requesting
12         hypothetical.
13         A.     No.  My recollection is that I met
14   with him.
15:20:20 15         Q.     Okay.  His title is the chief credit
16   officer, let me say, for institutional risk and
17   collections.
18                MS. PARK:  Objection to form.
19         Q.     Would you speak to him directly or
15:20:30 20   would you ask his leader, his supervisor, whether
21   you can do that?
22         A.     Right now or back then?
23         Q.     Well, both.
24         A.     No, I would speak to him directly.
0228
 1                      J.K. Brown
 2   I wouldn't ask a supervisor if I could speak to
 3   him.
 4         Q.     Okay.  And how about back then?
15:20:50  5         A.     I would pick up the phone.
 6         Q.     That's cool.  Do you know who his
 7   supervisor was?
 8                MS. PARK:  When?
 9         Q.     In 2006?
15:20:54 10         A.     I think it was Ash Gupta.
11         Q.     It was?
12         A.     I think so.
13         Q.     All right.  So I'm sorry I
14   interrupted you but I jumped at something.  I
15:21:06 15   thought you said the second.  I thought you meant
16   you spoke to him twice in that period.  But half
17   a year previous.  Go ahead.
18         A.     I was trying to clarify something
19   for you.  I don't even remember what it was at
15:21:19 20   this point.
21         Q.     Okay.  We're talking about the
22   ineligible for rehire sort of implies that they
23   were talking about me being coded as ineligible
24   for rehire.  That implies a termination?
0229
 1                      J.K. Brown
 2                MS. PARK:  Objection to form.
 3         A.     Yeah.  I can't agree with what you
 4   just said because I'm not sure I understand it.
15:21:40  5   But just, again, to try to bring this back about
 6   what I recollect about my conversation with Qing
 7   with respect to this particular statement, "I'm
 8   not sure whether he can be used on on an AXP."  I
 9   don't have another word there to end that
15:21:52 10   sentence.  I don't know what it was, project,
11   something like that.
12                MS. PARK:  Again, let the record
13         reflect Mr. Brown is referring to
14         Plaintiff's Exhibit 11.
15:22:00 15                THE WITNESS:  Right.
16         A.     I asked him what he meant by that.
17   And what he told me was something like, you know,
18   I didn't know what the terms were when he left,
19   and I didn't know if he was coded in any way that
15:22:16 20   he couldn't come back or he was ineligible for
21   rehire.
22         Q.     Okay.  Was I applying for a job at
23   American Express?
24         A.     When?
0230
 1                      J.K. Brown
 2         Q.     In 2006.
 3         A.     I don't know.
 4         Q.     2005?
15:22:25  5         A.     I don't know.
 6         Q.     I was applying for a job with Fisher
 7   Jordan?
 8                MS. PARK:  Objection to form.  Is
 9         there a question?
15:22:31 10         A.     Okay.
11         Q.     Do you think I was applying for a
12   job at American Express?
13                MS. PARK:  Objection to form.
14         A.     Did I think you were?
15:22:38 15         Q.     Yes.
16         A.     No.
17         Q.     The prospective employer wasn't
18   American Express; right?
19                MS. PARK:  Objection to form.
15:22:44 20         Q.     Who was the prospective employer?
21         A.     You're talking about at that time?
22         Q.     Yes.
23                MS. PARK:  Objection to form.
24         A.     Fisher Jordan.
0231
 1                      J.K. Brown
 2         Q.     Fisher Jordan, not American Express?
 3         A.     Right.
 4         Q.     Okay.  Do you feel that that
15:23:34  5   sentence about the unsuredness of Qing expressed
 6   to Fisher Jordan is giving any information to
 7   Fisher Jordan?
 8                MS. PARK:  Objection.  Asked and
 9         answered.
15:23:46 10         A.     If you're asking me if -- if Qing
11   gave any information, had any conversation with
12   Fisher Jordan --
13         Q.     No.  I didn't ask that.
14         A.     Okay.  So what are you asking?
15:23:55 15         Q.     I'm asking if the phrase "I'm not
16   sure whether he can be used on at AXP," at
17   American Express, is giving information to Fisher
18   Jordan?
19         A.     Just is it giving any information to
15:24:16 20   Fisher Jordan?  Sure.
21         Q.     It is?
22         A.     Yeah.  Any information can be
23   anything.
24         Q.     Okay.  See, because I interpret
0232
 1                      J.K. Brown
 2   paragraph 13 to say that he's not to give any
 3   information.  But it doesn't say give, it says
 4   disclose.
15:24:31  5         A.     I understand.  Again, you interpret
 6   this one way --
 7         Q.     I know.  I interpret it one way, and
 8   you interpret it another.  And I want your
 9   interpretation because you were the investigator;
15:24:39 10   correct?
11                MS. PARK:  I don't care about your
12         interpretation.
13         Q.     Were you the investigator?
14                MS. PARK:  Yeah.  We stipulate he
15:24:44 15         looked into your complaint.
16                MR. LINDNER:  Okay.
17         Q.     Who assigned you this investigation?
18                MS. PARK:  Objection to form.  He's
19         asked that.  No one assigned him.  Move on.
15:24:57 20         You're a time waster.
21                MR. LINDNER:  He hasn't.
22                MS. PARK:  Yes, he has.
23                MR. LINDNER:  Ms. Park, I've warned
24         you in a letter that you're not to use
0233
 1                      J.K. Brown
 2         names like time waster again.
 3                MS. PARK:  It's a statement of fact.
 4         I believe the judge called you a time
15:25:14  5         waster.  Yeah, shared by the Court.
 6                MR. LINDNER:  I note that -- that
 7         you object.
 8                MS. PARK:  Move on.
 9                MR. LINDNER:  And I note that I
15:25:21 10         specifically asked you not to do that.
11                MS. PARK:  I don't care what you
12         asked me to do.  Move on.
13         Q.     So --
14         A.     So, again, you asked me this
15:25:29 15   earlier.
16         Q.     Yes.
17         A.     I'm happy to say it again.  I don't
18   recall how this first came to me.
19         Q.     Well, not first.  This is the second
15:25:36 20   time?
21                MS. PARK:  Objection to form.
22         A.     What's the second -- at this point,
23   Mr. Lindner, my recollection is that you were
24   incessantly sending e-mails.
0234
 1                      J.K. Brown
 2         Q.     To whom?
 3         A.     To me.  I think to Steve Norman.
 4   Maybe others.  And calling me.  And, again, as I
15:25:55  5   said, insisting that -- that there was a code of
 6   conduct violation and that -- or some kind of
 7   conflict of interest, I think is maybe what you
 8   were saying.  And that you wanted me to take
 9   people -- get sworn statements and affidavits and
15:26:12 10   you were asking me all these hypothetical
11   questions.  So again, to try to address your
12   concerns, I spoke to Qing.
13         Q.     Good.  Why didn't you just have Qing
14   write you a memo?
15:26:29 15         A.     Because that's not the way I saw fit
16   to do that.
17         Q.     What disadvantage would there have
18   been in writing a memo?
19                MS. PARK:  Objection to form.
15:26:38 20         A.     You know, there could have been
21   many.  There could have been none.  I don't know.
22         Q.     Would one of the objections be that
23   he would commit himself on paper and that that
24   would be discoverable evidence?
0235
 1                      J.K. Brown
 2                MS. PARK:  Objection to form.
 3         Argumentative.  Mischaracterizing his
 4         testimony.  Argumentative.
15:26:53  5                MR. LINDNER:  Thank you.
 6         Q.     When you make an objection -- when
 7   you do an investigation, do you typically not ask
 8   people to just write you a memo on what happens?
 9                MS. PARK:  Objection to form.
15:27:03 10         A.     No.  I don't ask them to write me a
11   memo.
12         Q.     And why is that?
13         A.     It's just not the way I do
14   investigations.  I don't think it is the -- is
15:27:11 15   the -- it doesn't allow fluidity.  It doesn't
16   allow an ask and answer.
17         Q.     But you could also have him write a
18   memo and then you could talk to him about it?
19         A.     Mr. Lindner, I could do a lot of
15:27:24 20   things.
21         Q.     Yes.
22         A.     You're asking me what I do, and I'm
23   telling you what I do.  If you want to argue with
24   me or debate with me a better way to do it, you
0236
 1                      J.K. Brown
 2   know, it's not -- you're not asking me questions,
 3   okay.  And this is reminiscent of, quite frankly,
 4   what we went through when I was trying to
15:27:37  5   investigate this and address your concerns.
 6         Q.     And that is what, that I'm
 7   interminable?
 8         A.     No.  I did not say you were
 9   interminable.
15:27:50 10                MS. PARK:  Those were my words.  You
11         are an interminable time waster, arguer.
12         A.     But you're asking me now
13   hypothetical questions about the way an
14   investigation -- and trying to prove to me that
15:28:02 15   you have -- that you have a better way of doing
16   an investigation or conducting an investigation.
17         Q.     Right.  I was trying to suggest
18   that.  I was suggesting that if you had -- if you
19   had had him write a memo, then you could have had
15:28:13 20   the conversation afterwards.
21                MR. LINDNER:  I'd like to introduce
22         into evidence a one-page document from
23         Peter Lindner to Steven Norman, with a copy
24         to Boaz and Trevor at Fisher Jordan.  And
0237
 1                      J.K. Brown
 2         it's dated January 17, 2006.  I'm going to
 3         ask it to be marked as an exhibit.  I
 4         labeled it Plaintiff Brown 103.
15:28:41  5                (Plaintiff Brown Exhibit No. 103,
 6         1/17/06 one-page document from Peter
 7         Lindner to Steven Norman, with a copy to
 8         Boaz and Trevor at Fisher Jordan, marked
 9         for identification as of this date.)
15:28:52 10                MS. PARK:  Looks like another
11         document that has no Bates stamp.
12                MR. LINDNER:  I note for the record
13         that this is going to Steven Norman.
14                Ms. Park, did you --
15:28:58 15                (Discussion off the record.)
16                MR. LINDNER:  Okay.
17                MS. PARK:  Yeah.  I'm going to note
18         for the record that this document does not
19         have any Bates stamp number, once again
15:29:29 20         appears to be an e-mail that Mr. Lindner
21         did not -- did not produce to me during the
22         course of discovery, and that this document
23         also seems to be incomplete insofar as it
24         references a seven-page-long document, when
0238
 1                      J.K. Brown
 2         this document is only one page long, and a
 3         summary of some kind with Boaz below that
 4         does not appear in this document.
15:29:53  5                MR. LINDNER:  Okay.  Thank you.
 6                MS. PARK:  I also note for the
 7         record that Mr. Brown's name does not
 8         appear on this document anywhere.
 9                MR. LINDNER:  Right.  But Steven
15:30:01 10         Norman's name does appear and he is a
11         member of American Express.  And moreover,
12         if American Express was diligent in getting
13         their electronically stored information
14         ESI, as required by the Supreme Court
15:30:16 15         revision of Federal Rules of Civil
16         Procedure in December 2006, they would have
17         turned over all electronic media and they
18         would have included this document to Steven
19         Norman.
15:30:29 20                MS. PARK:  Yeah.  Where's the
21         complete copy of this document that appears
22         to be in your possession?  Why are you only
23         selectively producing one page of it?
24                MR. LINDNER:  It's -- it's -- Steven
0239
 1                      J.K. Brown
 2         Norman has it.  You could ask if he has it.
 3                MS. PARK:  Well, you have it,
 4         clearly.  But you've decided that you're
15:30:44  5         only going to produce page one.
 6                MR. LINDNER:  No.  I am assuming
 7         that American Express used due diligence
 8         for searching their files for letters
 9         concerning me, Ms. Park.  You can correct
15:30:55 10         your remark.
11                MS. PARK:  You did your due
12         diligence for page one but didn't bother to
13         produce the rest of the document.
14                MR. LINDNER:  I might have the rest,
15:31:04 15         and maybe I can give it to you.  But right
16         now talking -- I'm saying that you have
17         this document in your files and you chose
18         not to give it to me.  But maybe did give
19         it to me, so maybe you're raising an
15:31:16 20         objection about nothing.
21         Q.     So I'm asking you now, Jason, what's
22   the date on that?
23                MS. PARK:  We'll stipulate that the
24         date written on here says Tuesday,
0240
 1                      J.K. Brown
 2         January 7, 2006.  Move on.
 3         Q.     Can you read the first sentence?
 4         A.     "Dear Mr. Norman, Thanks for taking
15:31:30  5   the time to call me this morning about the
 6   serious matter of Mr. Qing Lin violating the
 7   agreement between me and American Express."
 8         Q.     How would you interpret that
 9   sentence?
15:31:39 10                MS. PARK:  Objection to form.
11         A.     Yeah.  What are you asking me?
12         Q.     What does that sentence mean?
13         A.     I didn't write it.
14         Q.     I know you didn't write it.  There's
15:31:46 15   a lot of things you didn't write that you
16   understand.
17         A.     Are you asking if I understand it?
18         Q.     No.  I'm asking what does it mean?
19                MS. PARK:  Objection to form.
15:32:02 20         A.     You are thanking Steve Norman for
21   having a telephone call with him about something
22   that you deemed to be serious, and that you
23   deemed that Qing Lin had violated the agreement
24   between you and American Express.
0241
 1                      J.K. Brown
 2         Q.     Is there another name for "the
 3   agreement," do you think?
 4                MS. PARK:  Objection to form.
15:32:12  5         A.     I presume -- I presume you're
 6   referring to the settlement -- the settlement
 7   agreement that you've been referring to
 8   throughout the deposition.
 9         Q.     Right.
15:32:22 10         A.     But I didn't write this letter so I
11   don't know what you meant.
12         Q.     You didn't.  You didn't.  And I am
13   suggesting that I wrote this letter on June -- on
14   January 17, 2006, after Mr. Norman called me to
15:32:37 15   talk about Qing Lin violating paragraph 13 of the
16   June 2000 settlement agreement.
17                MS. PARK:  Who cares what you're
18         suggesting?
19         Q.     This is how we care:  Because I
15:32:51 20   think if we got Steven Norman and asked him why
21   you were assigned to investigate, he would say he
22   asked you to investigate this matter.
23         A.     He may have.
24         Q.     Would you recall it, if he had?
0242
 1                      J.K. Brown
 2         A.     No.  I told you, I don't recall.
 3         Q.     But do you get requests from
 4   Mr. Norman frequently?
15:33:12  5         A.     No.
 6         Q.     Is he pretty high up in the
 7   corporation?
 8                MS. PARK:  Objection to form.
 9         A.     He's a senior person in the
15:33:18 10   corporation, yeah.
11         Q.     How senior?
12         A.     I don't know what you mean by that.
13   I mean --
14         Q.     How many people are in the company?
15:33:24 15         A.     How many people are in American
16   Express?
17         Q.     Yeah.  Roughly.
18         A.     I don't know.  I don't know.
19   50,000.  60,000.  Something like that.
15:33:33 20         Q.     Okay.  Is he among the top 30,000?
21         A.     The top 30,000?  Yeah, I would think
22   so.
23         Q.     Top 1,000?
24         A.     I don't know.  I don't know how many
0243
 1                      J.K. Brown
 2   people are higher than him or at the same level
 3   as him.  I don't --
 4         Q.     So if somebody said he's in the top
15:33:49  5   one percent, you'd say probably not?
 6                MS. PARK:  Mr. Lindner, asked and
 7         answered.
 8         A.     I don't know.  I don't even know how
 9   many people there are.  So how can I ever do that
15:33:57 10   calculation?
11         Q.     Do you know where the AMEX corporate
12   secretary is in the American Express
13   headquarters?
14         A.     Where his office is?
15:34:04 15         Q.     Yeah.
16         A.     Yeah.
17         Q.     Do you know what floor it is,
18   approximately?
19         A.     I do know where his floor is.
15:34:08 20         Q.     What floor?
21         A.     The 50th floor.
22         Q.     How many floors are there in the
23   American Express building, roughly?
24         A.     In the tower that I work in, how
0244
 1                      J.K. Brown
 2   many floors are there?
 3         Q.     The tower that -- that Steven Norman
 4   works in.
15:34:20  5         A.     Steven Norman works in the same
 6   tower as I do.
 7         Q.     Okay.  So how many floors --
 8         A.     The elevator goes up to 51.
 9         Q.     And he's in the 50th?
15:34:27 10         A.     Right.  But I don't know if there
11   are floors above that.
12         Q.     No.  There might be.  But -- but
13   would you say as a rough -- what floor is the --
14   is the chief executive officer on?
15:34:36 15         A.     51.
16         Q.     What floor are you on?
17         A.     49.
18         Q.     Do you think that the people at the
19   top floors might have a higher status than the
15:34:46 20   people on the lower floors?
21                MS. PARK:  Mr. Lindner, objection to
22         form.  Asked and answered.  Move on.  He
23         doesn't know.
24                MR. LINDNER:  He might know.
0245
 1                      J.K. Brown
 2         A.     Mr. Lindner, just to -- maybe to try
 3   to get to what you're saying.
 4         Q.     Please.
15:34:59  5         A.     There are people who work on the
 6   51st floor, which is the top floor that the
 7   elevator goes to.  That's the same floor as the
 8   CEO, who are secretaries.
 9         Q.     Right.
15:35:08 10         A.     Okay.  So they are not --
11         Q.     And, in fact, he is a secretary?
12         A.     Well, I mean secretaries in terms
13   of -- he's a corporate secretary.
14         Q.     Well, what's the difference?
15:35:16 15         A.     I'm talking about a secretary who is
16   typing someone's letters, who's answering
17   someone's phones.  And those people are --
18         Q.     Is he one of them?
19                MS. PARK:  Mr. Lindner, you know
15:35:30 20         full well he's not.  Move on.
21                MR. LINDNER:  Right.
22         Q.     So -- so wouldn't you say that aside
23   from the people who are servicing, who work in
24   the direct employ of the top brass at American
0246
 1                      J.K. Brown
 2   headquarters, the top brass are located on the
 3   top few floors of the building?
 4         A.     Some of them are.  But there's also
15:35:50  5   another floor that's much further down where
 6   there's top brass.
 7         Q.     Right.
 8         A.     So I guess what I'm trying to say to
 9   you is that while there may be a correlation
15:35:55 10   between the level of someone and the floor that
11   they sit on, it's not -- it's not always the
12   case, okay.  So --
13         Q.     I understand.
14         A.     Steve Norman is a senior person in
15:36:03 15   the organization, but the fact that he sits on
16   the 50th floor doesn't necessarily indicate that.
17         Q.     Yeah.  I don't have a copy of it
18   here.  There's an annual report put out by
19   American Express.  Are you familiar with the
15:36:19 20   annual report?
21         A.     Yes.
22         Q.     On one page they list the chief
23   executive officer and some committee, like an
24   executive committee, that has a chief legal
0247
 1                      J.K. Brown
 2   person, a president of banking, a board of
 3   directors.  Are you familiar with a page,
 4   something like that?
15:36:40  5         A.     No.  Not particularly.
 6         Q.     Would you feel that people listed on
 7   that page are important people at American
 8   Express?
 9                MS. PARK:  Objection to form.
15:36:47 10         A.     I don't know who's listed on the
11   page.  But if you're telling me that the chief
12   legal officer, which is the general counsel, is
13   listed on a page, if you're asking me if that is
14   someone who was, quote-unquote, important, I
15:36:58 15   would say yes.
16         Q.     And if on that same page there were
17   like, say, 20 to 40 names, and one of the names
18   was Ken Chenault, and another name was Louise
19   Parent, and another name was Ash Gupta, and
15:37:14 20   another name was the members of the board of
21   director, and also there was Steven Norman on
22   there, you'd have a feeling that they are all
23   pretty important; correct?
24                MS. PARK:  Objection to form.
0248
 1                      J.K. Brown
 2         A.     Yeah.
 3                MS. PARK:  Asked and answered.  He's
 4         not going to speculate.  Move on.
15:37:28  5         A.     Look, Mr. Lindner, if you're asking
 6   me if I think Steve Norman is a, quote-unquote,
 7   important person for American Express --
 8         Q.     Yes, that's what I'm asking.
 9         A.     -- in my opinion, he is an important
15:37:38 10   person to American Express.
11         Q.     And would you say like in the top
12   1,000?
13                MS. PARK:  Objection to form.
14         A.     I'm not talking about what -- how
15:37:46 15   many people are more senior to him in terms of
16   his band level or, you know, seniority.
17         Q.     Status?
18         A.     Status.
19         Q.     Not seniority.  You could you have
15:37:54 20   somebody who worked on the telephone for 30
21   years.
22         A.     I wasn't talking about tenure.  I'm
23   just trying to -- look, again, Mr. Lindner, I'm
24   trying to answer your question, as opposed to
0249
 1                      J.K. Brown
 2   circling around it.
 3         Q.     I feel you're circling around it.
 4         A.     I'm really trying not to.  If you're
15:38:09  5   asking me if Steven Norman is a senior person at
 6   the company --
 7         Q.     Yes.
 8         A.     -- the answer is yes.
 9         Q.     Yes.  Thank you.  So I'm asking you
15:38:15 10   how often would a senior person at the company
11   ask you to do an investigation?
12                MS. PARK:  Objection to form.
13         A.     That's --
14                MS. PARK:  He's already testified
15:38:20 15         that he has no recollection --
16         Q.     Has Ken Chenault ever asked you to
17   do an investigation?
18         A.     No.
19         Q.     Do you know any other senior people
15:38:29 20   who have asked you to do investigations?
21         A.     Yes.
22         Q.     Good.  Would they ask you directly
23   or would they go through your boss?
24                MS. PARK:  Objection to form.
0250
 1                      J.K. Brown
 2         A.     Could be either way.
 3         Q.     Okay.  Is Steven Norman in your
 4   organization?
15:38:47  5                MS. PARK:  Objection to form.
 6         A.     At American Express?
 7         Q.     Yes.
 8         A.     You mean, is he in the general
 9   counsel's office?
15:38:54 10         Q.     Yes.
11         A.     Yes.
12         Q.     He's part of the general counsel's
13   office?
14         A.     Well, the secretary's office rolls
15:38:58 15   into -- I don't know if technically it's part of
16   the general counsel's office.  But if it's not,
17   it all rolls into Louise Parent.  Just so you
18   understand, the lawyers work closely with him.  I
19   work closely with him.  So Steve -- it's not rare
15:39:12 20   that I speak to Steve Norman or I would say hi to
21   him in an elevator or in the hallway.
22         Q.     What I wanted to say is that I wrote
23   to Steven Norman on January 17th, and a few weeks
24   later you were doing an investigation.  To the
0251
 1                      J.K. Brown
 2   best of my knowledge, Steven Norman informed me
 3   that you were going to do the investigation.  I
 4   don't have that document.  Do you have such a
15:39:37  5   document of who told you to do the investigation?
 6                MS. PARK:  Objection to form.
 7         A.     I already told you that I don't,
 8   okay.  You're talking about the investigation
 9   going back to 2005 or are you talking --
15:39:47 10         Q.     No.  2006.  I'm talking after
11   January 17, 2006.
12         A.     Mr. Lindner, my recollection is at
13   that point I was already engaged in this, and I
14   was again trying to address your concerns.
15:40:02 15         Q.     Great.
16         A.     Okay.  So I don't know that anyone
17   asked me to do anything different other than you.
18   You were coming up with all of these suggestions
19   and -- and, again, sending a tremendous amount
15:40:18 20   of e-mail traffic, and I was trying to address
21   your concerns.
22         Q.     Okay.  But what I'm suggesting is
23   that this document is the link because this is
24   the link where I first called -- well, actually
0252
 1                      J.K. Brown
 2   Steven Norman first called me and we spoke, and
 3   then I summarized that conversation in that
 4   letter.
15:40:34  5                MS. PARK:  That's your contention.
 6         Move on.
 7                MR. LINDNER:  It is my contention.
 8         A.     Okay.  I don't know.
 9                MR. LINDNER:  Okay.  Another
15:41:27 10         exhibit.  A lot of these exhibits I feel
11         American Express should have because
12         they're addressed to American Express.  And
13         American Express had a document that asked
14         them to maintain and deviate from their
15:41:52 15         destruction policy.
16                MS. PARK:  Yeah.  And that does not
17         obviate your obligation under the federal
18         rules to make a production in response to
19         our document request.  This exhibit is
15:42:01 20         going to be yet another e-mail that you
21         failed to produce to me in response to my
22         document requests.
23                MR. LINDNER:  So I'm giving
24         Plaintiff Brown 104 to Amy.
0253
 1                      J.K. Brown
 2                (Plaintiff Brown Exhibit No. 104,
 3         Lindner e-mail to Norman, with cc's to Boaz
 4         and Trevor, marked for identification as of
15:42:12  5         this date.)
 6                MS. PARK:  Please give me a copy.
 7                MR. LINDNER:  Thank you very much,
 8         Amy.
 9         Q.     I'm going to hand over Plaintiff
15:42:35 10   Brown 104, which is a one page e-mail from me,
11   Peter Lindner, to -- from me to me, and also to
12   Steven Norman, with a copy to Boaz and Trevor.
13   And --
14                MS. PARK:  And I'll note for the
15:42:55 15         record that once again, I believe this is
16         either the third or fourth e-mail
17         communication, that Mr. Lindner is showing
18         to Mr. Brown that seems to have not been
19         sent to Mr. Brown under any circumstance.
15:43:08 20         And, in fact, in this document there is no
21         reference to Mr. Brown whatsoever.
22                MR. LINDNER:  Right.  Thank you for
23         your comment.
24                By the way, these might be Bates
0254
 1                      J.K. Brown
 2         stamped, but you gave a Bates stamp in a
 3         whole bunch of e-mails that I sent to
 4         American Express.  I, meaning, Peter
15:43:31  5         Lindner, sent to American Express.  So it's
 6         probably in there.  However, I'm just
 7         saying that this is my copy that I produced
 8         at home on my computer.  So it might be
 9         Bates stamped, but I don't have the Bates
15:43:40 10         stamp with me.  But Ms. Park, you can
11         check.  So a lot of your allegations might
12         be true, but it might actually be false.
13                So --
14                MS. PARK:  You did not produce this
15:43:51 15         record.
16                MR. LINDNER:  Well, maybe I didn't,
17         but maybe you did.  And -- maybe --
18                MS. PARK:  It doesn't matter.  It
19         doesn't obviate --
15:44:00 20                MR. LINDNER:  I understand.  I
21         understand.
22                MS. PARK:  -- your obligation to
23         produce records in your custody,
24         possession, or control.
0255
 1                      J.K. Brown
 2                MR. LINDNER:  Or in your custody,
 3         possession, or control.
 4                MS. PARK:  And I'm going to be
15:44:06  5         seeking a preclusion against you,
 6         Mr. Lindner.  You could have been squatting
 7         on documents that are responsive.
 8                MR. LINDNER:  Well, you know,
 9         Ms. Park, I think that's interesting.  I
15:44:12 10         haven't been squatting on documents.
11                MS. PARK:  Sure, you have.
12                MR. LINDNER:  I have been in
13         possession of documents, but I asked that
14         we have ESI where I would hand over
15:44:24 15         thousands of documents to you on CD-ROM, as
16         specified by the Federal Rules of Civil
17         Procedure.
18                MS. PARK:  No.  You were ordered by
19         the judge to produce e-mails.
15:44:35 20                MR. LINDNER:  Excuse me.  Please let
21         me finish.  Please.  That I was to turn
22         over thousands of documents to you in ESI
23         that would include metadata so that you can
24         confirm their authenticity, and I asked to
0256
 1                      J.K. Brown
 2         do that and you turned us down.  And, in
 3         fact, you got a court order to say that we
 4         win wouldn't do that.
15:44:49  5                So, you know, my prior attorneys
 6         could have given this to you.  This
 7         document is several years old.  If I'm not
 8         mistaken, Tom Lutz was my attorney at the
 9         time, and he failed in doing so.  But I am
15:45:03 10         saying that if -- if you agree, and let me
11         ask you right now here --
12                MS. PARK:  No.  Ask Mr. Brown a
13         question.
14                MR. LINDNER:  No.  I'm asking you.
15:45:10 15                MS. PARK:  No.  I'm not going to
16         respond.
17                MR. LINDNER:  You don't have to
18         respond.  I'd like to say on the record
19         that I am open to turning over all the
15:45:17 20         e-mails that I have that I sent to American
21         Express and to Fisher Jordan, and I'm
22         asking that -- that they be in ESI so
23         they're easily searchable, in other words,
24         that a computer can read it instead of
0257
 1                      J.K. Brown
 2         going through mounds of paper, and that
 3         American Express in turn give me all of
 4         their electronically stored information so
15:45:36  5         that I can go through it instead of having
 6         to deal with paper.  And that's my
 7         proposal.  Ms. Park --
 8                MS. PARK:  I don't care what your
 9         proposal is.
15:45:46 10                MR. LINDNER:  Please take it under
11         consideration.
12                MS. PARK:  You were ordered by the
13         Court to produce these records.  You failed
14         to do so.
15:45:52 15                MR. LINDNER:  Maybe I did.  Maybe I
16         didn't.  I really don't know.
17         Q.     So, anyhow, you see that it's from
18   me to Steven Norman?
19         A.     Well, this is from you to you.
15:46:02 20         Q.     And who's next to the name?
21         A.     Steve Norman, Boaz Salik, Trevor
22   Baron.
23         Q.     Yeah.  But it's from me to Steven
24   Norman.  Do you see that?
0258
 1                      J.K. Brown
 2         A.     Yeah.  I just -- I just read it to
 3   you.
 4         Q.     Okay.
15:46:06  5         A.     What I said.
 6         Q.     Okay.  When I said it was from me to
 7   Steven Norman, you said no?
 8         A.     Well, it's not only from you.
 9         Q.     That's true.  All right.  So I said,
15:46:15 10   "Boaz, I forget to mention in the summary of our
11   conversation."  Can you read it?
12                MS. PARK:  No.  Ask him a question.
13                MR. LINDNER:  I asked.
14         Q.     Can you read it, please?
15:46:29 15         A.     I can.
16         Q.     Can you please read it out loud?
17                MS. PARK:  No.  He's not reading it
18         out loud.
19                MR. LINDNER:  Why not?
15:46:37 20                MS. PARK:  Ask him a legitimate
21         question.  This is ridiculous.
22                MR. LINDNER:  I'm asking him to read
23         it out loud.
24                MS. PARK:  No.
0259
 1                      J.K. Brown
 2                THE WITNESS:  I'll read it.
 3         A.     You, open paren.
 4         Q.     Meaning Boaz?
15:46:52  5         A.     Do you want me to read it?
 6         Q.     Yeah.  But, you know, open paren, I
 7   think that throws people.  Go ahead.
 8         A.     "You, Boaz, said we (Boaz and Peter)
 9   never talked about your conversation with Qing
15:47:01 10   Lin.  I reminded you that when you came to MBNA
11   in Wilmington, DE I spoke to you as you were
12   getting in the taxi for the train station to
13   return to NYC.  I talked about," bullet point,
14   "Qing's comment and," bullet point, "that he
15:47:19 15   (Qing) said I did not fit into the culture.  You
16   replied then (July/August 2005) that what Qing
17   said to you (Boaz) was in confidence and that
18   Trevor probably should not have told me (Peter)
19   that.  Regards Peter.  Peter W. Lindner, 1" --
15:47:42 20         Q.     That's okay.  You don't have to read
21   the address.
22         A.     I do note it's actually dated
23   1/15/2009.  I don't understand that.
24         Q.     That's when it was printed.  So --
0260
 1                      J.K. Brown
 2   so what I'm saying here is I'm telling Boaz about
 3   some comments that I made to him, that Qing made
 4   comments to Boaz and that Qing said that I, Peter
15:48:06  5   Lindner, did not fit into the culture.  Those are
 6   the two bullet points.  Do you see that?
 7         A.     If you're asking me if that's what
 8   this said -- says, I don't even know.
 9         Q.     Okay.
15:48:27 10         A.     I couldn't --
11         Q.     Well, look at the second bullet
12   point.
13         A.     I read it already.  That he, Qing,
14   said, I did not fit into the culture.
15:48:30 15         Q.     So I'm alleging that Qing said that
16   to Boaz.
17         A.     Okay.
18         Q.     Okay.  But I copied Steven Norman on
19   that.
15:48:36 20         A.     Okay.
21         Q.     And so I was trying to let Steven
22   Norman what Qing said.
23                MS. PARK:  Who cares?
24         A.     Okay.
0261
 1                      J.K. Brown
 2                MS. PARK:  You're not dragging
 3         Mr. Norman into this suit.
 4                MR. LINDNER:  Well, actually, I am.
15:48:48  5         He's the one who -- who commissioned Jason
 6         to get into this investigation.
 7         Q.     Did he or not?
 8                MS. PARK:  Asked and answered.
 9         A.     Mr. Lindner, you've asked me this at
15:49:02 10   least three times.
11         Q.     Yes.
12         A.     What have I told me?
13         Q.     You told me no.  You told me, no,
14   you didn't say that.  You said you don't recall;
15:49:08 15   is that correct?
16         A.     I don't think that is correct.  I
17   don't recall how I got involved in this.
18         Q.     Right.
19         A.     But what I have said repeatedly is
15:49:14 20   that at this point, okay, so when we were -- when
21   we were at the point of, let's say, sometime in
22   2006, you were incessantly e-mailing me and you
23   were calling me and you had taken issue with the
24   way the investigation was being conducted or had
0262
 1                      J.K. Brown
 2   been conducted.  And, therefore, I -- I was
 3   trying to address your concerns.
 4         Q.     That's good.
15:50:07  5                Do you need a break, Jason?
 6         A.     I've got a little more in me.  Thank
 7   you.
 8                MR. LINDNER:  How much time do we
 9         have, Dmitry, on the tape?
15:50:19 10                THE VIDEOGRAPHER:  13 minutes.
11                (Discussion off the record.)
12                MR. LINDNER:  Maybe we'll take a
13         break in 13 minutes.  Is that okay?
14                THE REPORTER:  Great.
15:51:20 15                MR. LINDNER:  Thank you.  Okay.  I
16         have two exhibits in a row, which I will
17         call Plaintiff Brown 105 and 106.  Okay.  I
18         am handing them both to Amy.  105 and 106.
19         Before I hand it to her, I'd just like to
15:52:39 20         describe the documents.
21                MS. PARK:  Can I have a copy as
22         you're describing it.
23                MR. LINDNER:  Yes, you can.
24                MS. PARK:  What is 105 and what is
0263
 1                      J.K. Brown
 2         106?  What's this?
 3                MR. LINDNER:  So I'll describe the
 4         documents.
15:52:56  5                MS. PARK:  Well, what is 105?  How
 6         are you marking them?
 7                MR. LINDNER:  I'll describe it.
 8         Please listen.
 9                One is a letter that's marked, it's
15:53:05 10         105, and it's marked to Ash Gupta and on
11         the top right-hand corner is a Xerox copy
12         of a postal document that's either -- it's
13         a certified mail type.  There's a little
14         check mark.  And document -- it's a
15:53:25 15         one-page document.
16                And then the next document is a
17         multipage document, actually, eight-page
18         document, which is dated Saturday,
19         October 7th and it's to Ash Gupta, and it
15:53:41 20         has a certified return receipt requested
21         number that ends with the following four
22         digits:  1018.
23                I note that the previous exhibit in
24         this pair of exhibits that has the
0264
 1                      J.K. Brown
 2         certified mail from Plaintiff Brown 105
 3         also end in the digits 1018.  So I'm saying
 4         these were a pair of documents.  I hand it
15:54:09  5         to Amy now.
 6                (Plaintiff Brown Exhibit No. 105,
 7         October 7 document to Ash Gupta, bearing
 8         certified mail receipt, marked for
 9         identification as of this date.)
15:54:10 10                (Plaintiff Brown Exhibit No. 106,
11         eight-page document to Ash Gupta bearing
12         certified return receipt with numbers
13         ending in 1018, marked for identification
14         as of this date.)
15:54:19 15                MS. PARK:  Which one is 105 and
16         which one --
17                MR. LINDNER:  105 is one page.  The
18         multipage is 106.
19                (Discussion off the record.)
15:54:54 20                MS. PARK:  I'm going to note for the
21         record that nowhere on either Plaintiff
22         Brown 105 or 106 is there any indication
23         that either of these documents was
24         addressed to Mr. Brown, so it's yet another
0265
 1                      J.K. Brown
 2         document that you're asking Mr. Brown to
 3         testify about which he was neither a
 4         recipient of nor author of.
15:55:19  5                MR. LINDNER:  Right.  Okay.  Thank
 6         you very much, Ms. Park.
 7         Q.     So Jason, I'd like you to look at
 8   the number on the two -- on the certified return
 9   receipt request number from both documents and
15:55:34 10   tell me if they are identical?
11         A.     You're asking -- help me out here.
12   What are you looking for me to compare?  This
13   number?
14         Q.     Yes.
15:55:44 15         A.     On this page it's blocked out.
16         Q.     With the image of the card.  It has
17   a number on it.  It says, "Article Number."  Do
18   those two article numbers compare?
19         A.     Article number -- you want me to
15:56:03 20   compare this number and this number (indicating)?
21         Q.     Correct.
22                MS. PARK:  We stipulate that they
23         are the same.
24                MR. LINDNER:  Thank you very much.
0266
 1                      J.K. Brown
 2         I really do appreciate that.  Saves a
 3         little time.
 4         Q.     All right.  So as you can see, this
15:56:16  5   is a letter to Ash Gupta.
 6         A.     Which one are you looking at now?
 7         Q.     No. 106.  Actually, 105 and 106 are
 8   the same document.  The only difference is that
 9   105 is the first page of it with the certified
15:56:31 10   mail receipt from the postal service.  And
11   basically it's a two-page letter with
12   attachments.
13                And the two-page letter starts
14   saying that I formally, hereby formally ask you
15:56:53 15   to investigate your employee Qing Lin as to
16   whether Qing violated the agreement you
17   personally signed with me in June 2000,
18   considering that Qing admitted to the AMEX lawyer
19   saying something about me to my prospective
15:57:17 20   employer in the spring or summer of 2005.
21                MS. PARK:  Is there a question?
22         Q.     I want that to sink in, first.
23                Do you know who that AMEX lawyer is?
24                MS. PARK:  Oh, my goodness.
0267
 1                      J.K. Brown
 2         Mr. Lindner, you're asking Mr. Brown to
 3         interpret what you were saying in your --
 4                MR. LINDNER:  Yes.  Please --
15:57:31  5         Q.     Do you have --
 6                MS. PARK:  Object to form.
 7         Q.     Do you know who that AMEX lawyer is?
 8         A.     No.  What you're referring to in the
 9   third line here?
15:57:38 10         Q.     Yes.
11         A.     No.
12         Q.     Okay.  I'll tell you, it's you.
13         A.     Okay.
14                MR. LINDNER:  Did you think it was
15:57:47 15         obvious that it was him?
16                MS. PARK:  No.  I think you're
17         ridiculous is what I think you are.
18                MR. LINDNER:  I'm asking, do you
19         think that it was obvious that it was him.
15:57:54 20         That's what your objection is, is that it
21         was too obvious?
22                MS. PARK:  First of all, let me
23         make -- let me make clear.  This in fact is
24         a document that I raised to Judge Kodal
0268
 1                      J.K. Brown
 2         (ph) as you improperly addressing to
 3         Mr. Gupta after this lawsuit was filed and
 4         was well on its way.
15:58:10  5                MR. LINDNER:  When did you raise
 6         that objection to Judge Kodal?
 7                MS. PARK:  I raised it when the
 8         parties appeared in November 2006 for oral
 9         argument.  You filed this lawsuit in April
15:58:18 10         of 2006.  And, nonetheless, you felt
11         somehow that it was your right to continue
12         with your e-mailing or letter-writing
13         campaign directly to American Express, not
14         withstanding the pendency of your lawsuit.
15:58:33 15         Judge Kodal directed to you cease and
16         desist from having any direct
17         communications with American Express about
18         the matter alleged in your complaint.
19                MR. LINDNER:  And so this is before
15:58:43 20         that --
21                MS. PARK:  This is after you filed
22         your lawsuit.
23                MR. LINDNER:  But you said that.
24         I'm asking, was this document after the
0269
 1                      J.K. Brown
 2         judge ordered me not to have writings to --
 3         to American Express people?
 4                MS. PARK:  No.  The judge wouldn't
15:59:00  5         have done that unless you had first
 6         violated --
 7                MR. LINDNER:  Right.  So this was
 8         before -- before he ruled.  Thank you.
 9         Q.     So now, reading that first sentence
15:59:14 10   again, does it all seem to fit in that I'm
11   talking about the settlement agreement of June
12   2000, and that the AMEX lawyer is Jason Brown who
13   investigated and spoke to Qing Lin?
14                MS. PARK:  Objection to form.
15:59:26 15         A.     You just told me that's what you
16   meant so I --
17         Q.     Does it -- does it fit in with what
18   that says or doesn't it?
19                MS. PARK:  Objection to form.
15:59:33 20         A.     Does what fit in with what it says?
21         Q.     That first sentence.  Is it
22   consistent with that?
23         A.     Is what you just told me you meant
24   consistent with this sentence?
0270
 1                      J.K. Brown
 2         Q.     Yes.
 3         A.     I'm going to say that since you were
 4   the author of this --
15:59:52  5         Q.     I'm asking you for your
 6   interpretation.
 7         A.     My interpretation of what you meant
 8   here?
 9         Q.     Yes.
15:59:57 10         A.     That you're referring to me?
11         Q.     Yes.
12         A.     Yes.
13         Q.     Okay.  Read the second paragraph.
14         A.     "Qing admitted to Jason Brown, your
16:00:04 15   in-house counsel, that Qing spoke to Boaz Salik
16   at Fisher Jordan about me and admitted saying I
17   don't think he can work here.
18         Q.     Okay.  That fits in with the note
19   DEF00370, does it not?
16:00:17 20         A.     Which one is that one?
21         Q.     That was the handwritten notes that
22   you had --
23                MS. PARK:  Plaintiff's Exhibit 11.
24                MR. LINDNER:  Thank you.
0271
 1                      J.K. Brown
 2         A.     No.  I don't think I would agree
 3   with that.
 4         Q.     Okay.  I don't think he can work
16:00:30  5   here.
 6         A.     Well, first of all, I think you're
 7   mischaracter -- mischaracterizing my conversation
 8   with Qing as an admission, quite frankly.  The
 9   conversation was not, in my mind, any kind of
16:00:40 10   admission.  But the quote you have here, it
11   says -- it says, "admitted saying I don't think
12   he can work here," and what I wrote here in my
13   notes is "I'm not sure whether he can be used on
14   an AXP."  Like I said, I didn't write down the
16:00:56 15   last word but probably project.  So they're not
16   the same.
17         Q.     They're not.
18         A.     Isn't that what you're asking me, if
19   they're the same?
16:01:07 20         Q.     Yeah.
21         A.     Okay.  So they're not the same.
22         Q.     Are they close?
23                MS. PARK:  Objection to form.
24         A.     Yeah.  They're in the same ballpark,
0272
 1                      J.K. Brown
 2   but it doesn't say the same thing.
 3         Q.     Well, is one a negative comment and
 4   one's a positive comment?
16:01:18  5         A.     That's a matter of your opinion.
 6         Q.     It is?
 7                MS. PARK:  Objection to form.  Asked
 8         and answered.
 9         Q.     I'm asking, is it a matter of my
16:01:29 10   opinion?
11                MS. PARK:  Objection to form.
12         Argumentative.
13         Q.     In other words, you don't agree with
14   that opinion?
16:01:33 15                MS. PARK:  Argumentative.
16         A.     Mr. Lindner, I'm starting to lose
17   your train here.  Just ask me what you want to
18   know.
19         Q.     That statement, if Ash Gupta looked
16:01:43 20   at Exhibit 106 and said, Qing admitted to Jason
21   Brown, your in-house counsel, that Qing spoke to
22   Boaz Salik at Fisher Jordan about me, is that
23   part true?
24                MS. PARK:  You're asking Mr. Brown
0273
 1                      J.K. Brown
 2         to testify what Ash was thinking we he
 3         received this?
 4                MR. LINDNER:  No.
16:02:02  5         Q.     I'm saying is that statement true?
 6                MS. PARK:  What statement?
 7         A.     What statement?
 8                MR. LINDNER:  Please don't interrupt
 9         me.  We have one minute on the tape.
16:02:11 10         Q.     I'm asking you, is the statement
11   Qing admitted to Jason Brown, your in-house
12   counsel, that Qing spoke to Boaz Salik at Fisher
13   Jordan about me.  Is that part true?
14         A.     I wouldn't say I admitted anything.
16:02:28 15         Q.     Not he admitted.
16         A.     I'm sorry.  That he admitted
17   anything, but Qing told me that he did speak to
18   Boaz Salik.
19         Q.     Okay.  And did he say, I don't think
16:02:35 20   he can work here?
21         A.     No.  Based on my notes -- look, I
22   wasn't there, obviously.
23         Q.     I understand.  Neither was I.
24         A.     Okay.  Right.  So you're asking what
0274
 1                      J.K. Brown
 2   he said.  I don't know what he said.  All I can
 3   tell you is what Qing said.  And based on my
 4   notes, it says I'm not sure whether he can be
16:02:52  5   used on an AXP.
 6         Q.     Okay.  Thank you.
 7                MR. LINDNER:  We'll take a break
 8         now.
 9                THE VIDEOGRAPHER:  This ends tape
16:02:57 10         No. 3.  We're off the record at 4:02.
11                (Recess taken.)
12                THE VIDEOGRAPHER:  This begins tape
13         No. 4 in the deposition of Jason Brown.
14         We're on the record at 4:29.
16:29:33 15   BY MR. LINDNER:
16         Q.     Okay.  I'm going back.
17                MR. LINDNER:  This is Peter Lindner.
18         Q.     I'm going back to Plaintiff Qing 11.
19   And so are you there, the handwritten notes?
16:29:43 20         A.     Yes.
21         Q.     Now, you mentioned that when Qing
22   said I'm not sure whether he can be used on at
23   American Express that you talked to Qing at
24   length about that and Qing wondered about coding;
0275
 1                      J.K. Brown
 2   is that correct?
 3                MS. PARK:  Objection to form.
 4         Characterizing the testimony.
16:30:09  5         Q.     Can you say what Qing was referring
 6   to?
 7                MS. PARK:  Objection to form.  Asked
 8         and answered.
 9                THE WITNESS:  Can you read it back
16:30:18 10         to me?
11                (Discussion off the record.)
12         Q.     Can you just answer it instead of
13   doing that?
14         A.     Well, I don't know what your
16:30:34 15   question is.  You've asked -- I know I've -- I
16   know I've explained this at least twice.
17         Q.     Right.  But I have a specific
18   question.
19         A.     What is your specific question?
16:30:42 20         Q.     The question is --
21                MR. LINDNER:  Are you back on the
22         record?
23                THE REPORTER:  I'm on.
24                MR. LINDNER:  Good.
0276
 1                      J.K. Brown
 2         Q.     Did Qing talk about how was Peter
 3   coded or how Peter was coded?
 4                MS. PARK:  Objection to form.
16:30:54  5         A.     Did he talk to me about it?
 6         Q.     Yes.
 7         A.     Are you asking, did he ask me how
 8   you were coded?
 9         Q.     In your discussion with Qing Lin on
16:31:01 10   February 22nd, which is recorded in your notes on
11   Plaintiff Qing 11 --
12         A.     Right.
13         Q.     It says -- Plaintiff -- yeah,
14   Plaintiff Qing 11 --
16:31:07 15                MS. PARK:  We know what it says.
16         Ask the question.
17         Q.     After the American Express, you said
18   you discussed this at length --
19         A.     I didn't say I discussed it at
16:31:16 20   length.  I said I asked him about it.  I asked
21   him what it meant.  I didn't say anything about
22   discussing it at length.
23                MS. PARK:  Let Mr. Brown finish.
24         Q.     Go ahead.
0277
 1                      J.K. Brown
 2         A.     I'm just correcting you so we don't
 3   have to go back and have her read back the
 4   testimony because you keep mischaracterizing it.
16:31:30  5         Q.     So please go.  Go ahead.
 6                MS. PARK:  No.  I'm just saying,
 7         you've got to let Mr. Brown finish talking
 8         before you start talking because the court
 9         reporter is not going to be able to
16:31:38 10         transcribe both of you talking at the same
11         time.
12         Q.     Please continue.
13                MS. PARK:  No.  There's not a
14         question.
16:31:44 15         A.     All I -- I said what --
16                MR. LINDNER:  I wasn't interrupting
17         him, please, Ms. Park.  He had finished.
18         That's why I said, "Please continue."
19         A.     What can I tell you?  What are you
16:31:54 20   asking me?
21         Q.     He talked about how he didn't know
22   how Peter was coded.
23                MS. PARK:  Objection to form.
24         A.     You're asking me if that's what he
0278
 1                      J.K. Brown
 2   said to me?
 3         Q.     Yeah.
 4         A.     I don't know that he used those
16:32:04  5   words per se.
 6         Q.     What words did he use?
 7         A.     I don't remember exactly.  But the
 8   essence of what he was saying when I asked him,
 9   what do you mean by that.  He was saying, well, I
16:32:15 10   don't know, based on the way Peter separated or
11   Peter's separation from the company whether or
12   not he -- I'm unsure as to whether or not he is
13   able to be hired back at American Express or work
14   on an American Express project.  I don't know if
16:32:29 15   he talked about coding per se or used that word.
16         Q.     Okay.  But something to the effect
17   about separation from the company?
18         A.     Well, something of the effect of he
19   was unsure as to whether or not there was any
16:32:41 20   agreement or there were any actions or coding or
21   anything like that that would indicate one way or
22   the other as to whether or not you were eligible
23   to be rehired or work on a project.
24         Q.     And that was part of --
0279
 1                      J.K. Brown
 2         A.     That's what he -- that's how he
 3   explained to me what he was speaking to when he
 4   made that comment.
16:32:59  5         Q.     I understand.
 6         A.     Okay.
 7         Q.     But did you use the term "separation
 8   from the company"?
 9         A.     You asked me if I just used it?
16:33:07 10         Q.     Yes.
11         A.     I think I did.
12         Q.     Okay.  Separation from the company
13   had something to do with termination of
14   employment, does it not?
16:33:13 15         A.     Your termination of employment?
16         Q.     No.  When you talk about
17   separation -- how -- whether Peter was sep -- had
18   separation from the company, that talks about
19   Peter's termination of employment, doesn't it?
16:33:26 20         A.     If you're asking that's what -- if
21   those two terms are interchangeable?
22         Q.     Yes.
23         A.     Termination and separation.  Yeah, I
24   would say they're pretty close.
0280
 1                      J.K. Brown
 2         Q.     Okay.  Could you please refer to
 3   Plaintiff's Exhibit 1, which is paragraph 13.
 4         A.     Yes.
16:33:43  5         Q.     And doesn't it say in that that you
 6   should not talk about -- disclose any information
 7   regarding --
 8         A.     Again, Mr. Lindner, what it says is
 9   the company agrees --
16:34:05 10         Q.     No.  After reading --
11         A.     The company agrees to instruct and
12   direct the following employees not to disclose
13   any information regarding Mr. Lindner's
14   employment or termination of employment from the
16:34:11 15   company.
16         Q.     Okay.  So isn't this what Qing was
17   talking about, about my termination of employment
18   from the company?
19         A.     Do you think it was?
16:34:18 20         Q.     I'm asking you.
21                MS. PARK:  Objection.  Asked and
22         answered.
23         A.     Yeah.  We've been through this a
24   number of times.
0281
 1                      J.K. Brown
 2         Q.     Please answer it.  I'm instructing
 3   you to answer.
 4         A.     I think that he was explaining to me
16:34:29  5   what he meant.
 6         Q.     And did it have to do with
 7   termination of employment?
 8         A.     No, it had to do with your -- look,
 9   maybe this is what you're getting at, okay.  It
16:34:39 10   had to do with whether or not you were eligible
11   or his uncertainty or lack of knowledge as to
12   whether or not there was any coding as to your
13   being eligible to be rehired or brought back to
14   work on a project.
16:34:52 15                Really, I think, my assessment is
16   that it had to do with his lack of knowledge of
17   terms of -- of your ability to come back and work
18   for the company or work with the company.  So if
19   you were connecting that to the termination of
16:35:07 20   your employment because it would be something
21   that would necessarily happen thereafter, then I
22   guess you could connect them that way.
23         Q.     Well, will you connect it that way?
24   I'm asking you what your opinion was.  You were
0282
 1                      J.K. Brown
 2   the investigator.
 3                MS. PARK:  Objection to form.
 4         A.     You're asking --
16:35:23  5         Q.     As the investigator.
 6         A.     As the investigator, yeah.
 7         Q.     Does Qing's statement about how
 8   Peter was coded or Peter's separation from the
 9   company, does that have to do with, quote,
16:35:36 10   Mr. Lindner's employment or termination of
11   employment from the company, unquote?
12                MS. PARK:  Objection to form.
13         A.     You're asking me right now?
14         Q.     Yes.
16:35:45 15         A.     I've got to be honest with you, I
16   don't even know how to answer your question
17   anymore.
18                MS. PARK:  You're picking out two
19         words -- let me just -- Mr. Lindner, you're
16:35:54 20         picking out two words.  You want to go
21         further?
22                MR. LINDNER:  What two words?
23                MS. PARK:  Oh, three words.
24                MR. LINDNER:  Which words?
0283
 1                      J.K. Brown
 2                MS. PARK:  Termination of employment
 3         to any person outside of the company.  So
 4         guess what?  Mr. Brown, Mr. Lin, both
16:36:07  5         within the same company.  You can sit here
 6         and parse out ad infinitum little clauses
 7         within paragraph 1.
 8                MR. LINDNER:  Stop, stop.  I
 9         understand it.  Your objection is noted.
16:36:17 10                MS. PARK:  No, move on.
11                MR. LINDNER:  Your objection is
12         noted.
13         Q.     However, I'm asking you here, was
14   this comment -- comment about separation from the
16:36:24 15   company to you or was it this the comment that
16   Qing made to Boaz?
17         A.     That was a comment -- when I -- when
18   I was explaining or when I used the words
19   "separation of employment," that was Qing
16:36:41 20   explaining to me what he meant when he said, I'm
21   not sure whether he can be used on an AXP,
22   whatever he said, I don't know, project.  That
23   was his explanation to me.
24         Q.     I understand.
0284
 1                      J.K. Brown
 2         A.     Okay.
 3         Q.     And he was talking about what he
 4   said to Boaz; right?
16:36:57  5         A.     He was explaining to me, when I
 6   asked him what did you mean by that --
 7         Q.     Right.
 8         A.     -- that was his explanation to me.
 9         Q.     Right.  So I'm saying that, thus, he
16:37:05 10   was giving information to Boaz about his
11   unsureness about the circumstances of my
12   termination of employment?
13         A.     If that's what you're saying, that's
14   fine.
16:37:16 15         Q.     No.  I'm asking what Qing was saying
16   to Boaz.
17         A.     But I just told what you Qing told
18   me he said to Boaz, and then I also told you what
19   he said to me, after I asked him, what did you
16:37:26 20   mean by that.
21         Q.     Right.  So -- so does it have any
22   other meaning, aside from termination or
23   separation from the company?
24         A.     Does what have any other meaning?
0285
 1                      J.K. Brown
 2         Q.     I'm not sure whether he can be used
 3   on at American Express.
 4         A.     It's not -- again, he explained it
16:37:48  5   to me as whether or not there was any agreement
 6   or there was any coding, any condition on your
 7   being able to come back and work with American
 8   Express or for American Express.
 9         Q.     I understand.
16:38:02 10         A.     Okay.  So -- so does that answer
11   your question?
12         Q.     No.
13         A.     Okay.  So what's your question?
14         Q.     My question is, this statement that
16:38:09 15   Qing made --
16                MS. PARK:  What statement?
17         Q.     -- to --
18         A.     To me?
19         Q.     No.
16:38:14 20                MS. PARK:  Let's just make sure the
21         record's clear.  The video camera --
22                MR. LINDNER:  I understand.  Jean,
23         please.
24                MS. PARK:  What statement are you
0286
 1                      J.K. Brown
 2         referring to?
 3                MR. LINDNER:  Jean, please.
 4         Q.     When Qing said to Boaz, I'm not sure
16:38:26  5   whether he can be used on at American Express.
 6                MS. PARK:  Objection to form.
 7         A.     Uh-huh.
 8                MS. PARK:  That's not what that
 9         document represents.
16:38:35 10                MR. LINDNER:  What does it
11         represent, Ms. Park?
12                MS. PARK:  It represents what
13         Mr. Lin reported to Mr. Brown in February
14         of 2006.
16:38:43 15                MR. LINDNER:  That's right.
16         Q.     So in February of 2006, Qing
17   reported to you that he told Boaz, I'm not sure
18   whether he can be used on at American Express.
19   And let me rephrase it.
16:39:00 20                Qing said to Boaz that I'm not sure
21   whether Peter can be used on at American Express.
22   Is that a fair characterization of what he said?
23         A.     That he told me, yeah.  You're
24   inserting Peter for he?
0287
 1                      J.K. Brown
 2         Q.     Yes.
 3         A.     Yes.  He's referring to you.
 4         Q.     That's what I'm doing.  And doesn't
16:39:17  5   that refer to my termination from the company?
 6                MS. PARK:  Objection.  Asked and
 7         answered.
 8         A.     Let me try it another way,
 9   Mr. Lindner.  If I read this paragraph, okay, and
16:39:26 10   we're talking about disclose any information
11   regarding your termination of employment, okay,
12   that could mean a lot of different things.  But I
13   think typically it would probably mean why were
14   you fired, okay.  And that's not what this is
16:39:43 15   talking about.  Why is someone fired?  For poor
16   performance, for insubordination.  Because there
17   was a reduction in jobs.
18         Q.     Well, let me ask you a question.
19   Suppose he had said Peter can't work because of
16:39:56 20   poor performance.  Would that have been a
21   violation of paragraph 13?
22                MS. PARK:  Objection to form.
23         Hypothetical.
24         A.     Yeah.  I have no idea.
0288
 1                      J.K. Brown
 2         Q.     Suppose he said, I'm not sure
 3   whether Peter can be used on at American Express.
 4   Would that be a violation?
16:40:10  5                MS. PARK:  And suppose he said,
 6         Peter Lindner can fly over the moon.
 7         Mr. Lindner, ask a fact-based question.
 8                MR. LINDNER:  Ms. Park, if you have
 9         an objection, please state it.
16:40:20 10                MS. PARK:  And I've said it.
11                MR. LINDNER:  What is your
12         objection?
13                MS. PARK:  Hypothetical.  Ask him
14         for facts.
16:40:25 15                MR. LINDNER:  It's not hypothetical.
16         According to -- according to Jason, Qing
17         did say that.  It's not hypothetical.  Qing
18         did say -- and let me read it --
19                MS. PARK:  No.
16:40:40 20                MR. LINDNER:  Let Amy read back --
21                MS. PARK:  No.  Move on.
22                MR. LINDNER:  What did I ask Jason
23         Brown?  I thought I asked him that Qing
24         said to Jason Brown that Qing told Boaz,
0289
 1                      J.K. Brown
 2         I'm not sure whether Peter can be used on
 3         at American Express.
 4                Can you find that sentence?
16:41:02  5                MS. PARK:  No.  That wasn't the
 6         question.
 7                MR. LINDNER:  She's looking it up.
 8         She's looking it up.  Please look it up.
 9                (Record read.)
16:41:43 10         Q.     Is that a fair characterization?
11                MS. PARK:  Asked and answered.
12         A.     Of what Qing said to me?
13                MS. PARK:  He's answered.
14         Q.     Yes.
16:41:48 15         A.     Yes.  As I said, other than
16   inserting the word "Peter" for "he," I think
17   that's pretty much what is written here.
18         Q.     Thank you.  Good.
19                Is there any other interpretation
16:42:06 20   than it having to do with my termination of
21   employment?
22                MS. PARK:  Objection to form.
23         A.     Yeah.  I don't know what you mean by
24   that.  Is there any other interpretation by whom
0290
 1                      J.K. Brown
 2   of what?
 3         Q.     In other words, one way to interpret
 4   this, for instance, if -- if Qing were speaking
16:42:21  5   to you internally and said, I'm not sure whether
 6   Peter can be used on at American Express, you
 7   would take that to mean something about a
 8   termination of employment; correct?
 9                MS. PARK:  No.  Objection.  Asked
16:42:34 10         and answered.  Move on.
11                You are arguing with --
12                MR. LINDNER:  Please, Ms. Park.
13                MS. PARK:  No.  I'm directing my
14         client not to respond.  Move on.
16:42:41 15                MR. LINDNER:  On what basis?  On
16         what basis?
17                MS. PARK:  Because you are arguing
18         with him, Mr. Lindner.
19                MR. LINDNER:  Can you give me the
16:42:46 20         basis for your objection?
21                MS. PARK:  You want him to say, oh,
22         yes, Mr. Lindner, I agree with you.  My
23         notes as reflected in Plaintiff 11, that
24         statement that Qing reported to me, I'm not
0291
 1                      J.K. Brown
 2         sure whether Mr. Lindner can be used on an
 3         AXP, that relates to termination of my
 4         employment.  And guess what?  You're not
16:43:05  5         going to get that testimony.
 6                MR. LINDNER:  That's not what I'm
 7         asking him.
 8                MS. PARK:  Yeah, you are.
 9         Q.     Well, then let me restate it.
16:43:12 10                I'm asking what else can it mean
11   outside of termination of employment?
12         A.     Again, it's talking about rehire.
13   Whether you can be rehired or used on a project.
14   That's what --
16:43:23 15         Q.     So rehire would be employment;
16   correct?
17         A.     Rehire would be if you were to be
18   employed, right.
19         Q.     Okay.  But again paragraph 13, after
16:43:32 20   the words "Mr. Lindner," would be any information
21   regarding Mr. Lindner's employment or termination
22   of employment from the company.  So it either
23   refers to termination of employment or
24   employment.  Yes?
0292
 1                      J.K. Brown
 2         A.     Mr. Lindner, again.
 3         Q.     Pardon?
 4         A.     I've tried, I think a couple of
16:43:50  5   different ways, to explain to you what -- what he
 6   said, what I thought the comment meant, what -- I
 7   just tried to give you just an explanation of an
 8   objective -- fairly objective reason of
 9   termination of employment.  I don't know what
16:44:07 10   else to say to you.
11         Q.     You did say something else.  You
12   just did say something else.
13                MS. PARK:  No.  Let him finish.
14         Q.     You said two things.  You said he
16:44:22 15   doesn't know what else he could say.  And he did
16   say something else.  He said it could either
17   refer to termination of employment or it could
18   talk about employment commencing.
19                MS. PARK:  All right.  Move on.
16:44:27 20         Q.     Yes?
21                MS. PARK:  Enough.  Mr. Lindner,
22         you're harassing my witness.
23         A.     Mr. Lindner, Mr. Lindner,
24   Mr. Lindner --
0293
 1                      J.K. Brown
 2                MS. PARK:  Jason.
 3                THE WITNESS:  That's fine.  That's
 4         fine.
16:44:34  5         A.     Mr. Lindner, you could interpret
 6   this 15 different ways.
 7         Q.     I'm asking how you would interpret
 8   it.
 9         A.     And I'm answering your question,
16:44:37 10   okay.
11         Q.     Please.
12         A.     Give me a second to respond.  I'm
13   starting to get very frustrated with this, okay.
14         Q.     I apologize.
16:44:44 15         A.     You have asked me if we could
16   interpret this different ways.  You and I
17   interpret this different ways, don't we?  We do.
18         Q.     Actually, I don't think so.  I
19   think -- I think we both agree.  Go ahead.
16:44:54 20         A.     You're asking me hypothetical
21   questions.
22         Q.     No, it's not.
23         A.     I've tried -- I've tried to answer.
24   This is very similar and, again, as I've said
0294
 1                      J.K. Brown
 2   before, as I testified before today, this is
 3   similar to the conversation that you and I had
 4   when we met where you were asking me all of these
16:45:08  5   hypothetical questions and, you know, we're --
 6   we're just going around in circles here, okay.
 7                I'm trying to answer your questions.
 8   I'm trying to give you the information you want,
 9   but I am not going to sit here and just continue
16:45:18 10   to engage in hypothetical discussions.
11         Q.     What part of it is hypothetical?
12                MS. PARK:  Okay.  Mr. Lindner, no.
13         Mr. Brown, please.  There is no -- there
14         will be no --
16:45:29 15                MR. LINDNER:  I'm asking --
16                MS. PARK:  No, no, no, no, no.  You
17         need to move on and ask another question.
18         You're not going to argue.  No, I'm
19         directing my client not to answer.  Enough
16:45:36 20         of this garbage.
21                MR. LINDNER:  On what basis are you
22         objecting?
23                MS. PARK:  You're argumentative.
24         You're irrelevant, and you're asking
0295
 1                      J.K. Brown
 2         irrelevant questions.  Move on.
 3                MR. LINDNER:  I asked him what was
 4         hypothetical.
16:45:47  5                MS. PARK:  Move on.  No.  And I'm
 6         directing him not to engage --
 7                MR. LINDNER:  I'd like to call the
 8         judge.  We will go off the record now.
 9                THE VIDEOGRAPHER:  We're off the
16:45:59 10         record at 4:45.
11                (Recess taken.)
12                THE VIDEOGRAPHER:  We're back on the
13         record at five~o'clock.
14                MR. LINDNER:  Thank you.  We just
17:00:50 15         had a break to talk to -- to Magistrate
16         Judge Katz's law clerk, and while talking
17         to her and having the record read to her
18         where I had asked Jason Brown what he meant
19         by "hypothetical," during that time Judge
17:01:09 20         Katz walked in and heard the conversation
21         and made a ruling, and that ruling is that
22         the time is shortened by one hour and that
23         we should move on.  And so I just wanted to
24         fill people in on that.  So now let me
0296
 1                      J.K. Brown
 2         continue.
 3   BY MR. LINDNER:
 4         Q.     We discussed earlier that you have a
17:01:29  5   file with the name "Peter Lindner" on it?
 6         A.     Yes.
 7         Q.     Or something to that effect;
 8   correct?
 9         A.     Yeah.  Whether P. Lindner or Peter
17:01:36 10   Lindner.
11                MR. LINDNER:  I'd like to request
12         the full contents of that file.
13                MS. PARK:  I don't care what you
14         request.  Move on.
17:01:42 15                MR. LINDNER:  I know you don't.
16                MS. PARK:  Move on.  Ask a question.
17                MR. LINDNER:  I just did.  I'd like
18         to request it.  And I have to write that
19         down in my notes.  5:02, requested copy of
17:02:05 20         entire file.
21         Q.     Do you happen to know how thick or
22   thin it is?
23         A.     I don't.
24         Q.     Like, is it like one or two pages or
0297
 1                      J.K. Brown
 2   100 pages?
 3                MS. PARK:  Asked and answered,
 4         Mr. Lindner.
17:02:17  5         A.     I don't know how many pages it is.
 6   Certainly more than two.
 7         Q.     Okay.
 8         A.     My file includes the pleadings in
 9   this case.
17:02:27 10         Q.     I'm not even sure what pleadings
11   mean.
12         A.     The complaint.
13         Q.     Thank you.  When you -- when you
14   interviewed the different people, did you ever
17:02:39 15   coach them in what they should say?
16         A.     If you're -- if you're asking me
17   about the different people being Qing or Boaz
18   or --
19         Q.     Trevor.
17:02:50 20         A.     -- Trevor, the answer is no.
21         Q.     Okay.  You wrote a letter to me,
22   which I thought I have, but maybe you remember
23   it, I can't find it just now, where you wrote it
24   around April 10th and --
0298
 1                      J.K. Brown
 2         A.     What year?
 3         Q.     Of 2006.  And -- and you then sent
 4   another copy of it to me on like April 23rd and
17:03:17  5   you said, I might not have sent this to you while
 6   I was on vacation.  However, that was a summary
 7   of your investigation.  And in that summary you
 8   felt that there was no violation of the code of
 9   conduct.  Do you remember such a document?
17:03:37 10         A.     I don't know what you're referring
11   to.
12         Q.     Well, did you -- did you ever -- did
13   you ever summarize your investigation or you just
14   never summarized it?
17:03:47 15                MS. PARK:  Objection to form.
16         A.     Summarize it in writing to you?
17         Q.     To anyone.
18         A.     I don't -- I don't know that I ever
19   summarized it in writing.
17:03:56 20         Q.     Did you ever verbally summarize it?
21                MS. PARK:  Objection to form.
22         A.     You know, I don't know that I
23   verbally sat down and talked to anyone about my
24   investigation results per se.  I mean, I had
0299
 1                      J.K. Brown
 2   conversations with you about it.  But if you're
 3   asking if I had a formal summary -- a formal
 4   meeting of a summary, no.
17:04:29  5                MR. LINDNER:  I'm quickly going
 6         to -- I'm going to give another exhibit,
 7         and that's going to be Plaintiff Brown 107.
 8         It's a one-page document.  It's an e-mail
 9         from Jason Brown to Peter Lindner.  It was
17:04:55 10         dated Wednesday, March 15th at 8:57 a.m.
11         So nine o'clock in the morning.  Plaintiff
12         Brown.  Handing it to Amy.
13                I'm sorry.  Let me say that's a
14         duplicate of documents we already have.
17:05:34 15         There is no need for it.  It's already
16         Exhibit Plaintiff Qing 6 and Plaintiff
17         Qing 7.  So I'm going to hand those to
18         Mr. Brown.
19         Q.     And you can -- does --
17:05:56 20         A.     You have two?
21         Q.     Yeah.  Take a look at Qing 6 and the
22   one that I said -- what is it?  Plaintiff
23   Brown --
24         A.     107.
0300
 1                      J.K. Brown
 2         Q.     -- 107, and tell me if one e-mail
 3   includes the other?
 4         A.     So Plaintiff Exhibit 6 is an
17:06:16  5   e-mail from me to you, dated or sent Sunday,
 6   April 23, 2006 at 5:29.  And then this one -- oh,
 7   I see.  Okay.  Right.  So you want me just to
 8   describe what I'm looking at here?
 9         Q.     Please.
17:06:40 10         A.     Okay.  So I'm looking at Plaintiff's
11   Exhibit 6, and that looks like a forward -- it
12   looks like the top e-mail -- the top of the
13   page was forwarding a prior e-mail, and that
14   prior e-mail is the same e-mail that you just
17:07:01 15   had marked as Plaintiff Brown 107.
16         Q.     And both are from you; correct?
17         A.     Yes.
18         Q.     Okay.  So let me -- let me summarize
19   it in my own words.  You sent me an e-mail on
17:07:13 20   March 15th that you were sorry you missed my
21   call, and then a few weeks later you sent a
22   second e-mail with that attached.  And what's
23   the date of that second e-mail?
24         A.     April 23rd.
0301
 1                      J.K. Brown
 2         Q.     April 23rd.  So it's a -- it's a
 3   month and a week after that.  And what do you say
 4   in that e-mail?
17:07:36  5         A.     This top part?
 6         Q.     Yes.
 7         A.     "Peter, I am unsure whether this was
 8   sent to you last week while I was on vacation.
 9   Please see the attached and call me if you have
17:07:44 10   any questions.  Regards, Jason."
11         Q.     Okay.
12         A.     But --
13         Q.     But what?
14                MS. PARK:  There is no attachment.
17:07:56 15         A.     I don't see any attachment here.
16         Q.     Well, actually, that was in a
17   separate document, and that is labeled Plaintiff
18   Qing 7.  What's the date on that?
19         A.     April 10, 2006.
17:08:06 20         Q.     And what does the date of the
21   attachment say?
22         A.     That's what I was looking at.
23   You're saying this is the attachment
24   (indicating)?
0302
 1                      J.K. Brown
 2         Q.     I'm saying it is.
 3         A.     Okay.
 4         Q.     But that document -- that document
17:08:16  5   has a --
 6                MS. PARK:  And, Mr. Brown, let me
 7         just tell you these are documents that were
 8         not -- that were produced by plaintiff for
 9         the first time at Mr. Lin's deposition.
17:08:26 10         Were produced as separate documents.  I do
11         not know if Mr. Lindner's representation is
12         accurate or not.
13         Q.     Okay.  But who is it from?
14                MS. PARK:  What?
17:08:37 15                MR. LINDNER:  The e-mail.
16                MS. PARK:  You have three exhibits
17         now in front of him.
18         A.     So Plaintiff's Exhibit 7?
19         Q.     Is from whom?
17:08:42 20         A.     This is from me to you.
21         Q.     Okay.  How about the other one?
22                MS. PARK:  What other one?
23         A.     Which one?
24         Q.     The next one.  She said you have
0303
 1                      J.K. Brown
 2   three exhibits.  Who is that from?
 3         A.     Plaintiff's Exhibit 6 is an e-mail
 4   from me to you.
17:08:52  5         Q.     And how about the other exhibit?
 6         A.     This is part of Plaintiff's
 7   Exhibit 6.
 8         Q.     And who is it from?
 9         A.     This is from me to you also.
17:09:01 10         Q.     So, therefore, all three are from
11   you; correct?
12         A.     Yes.
13         Q.     All three are to me.  All three, in
14   other words, are from you to me; correct?
17:09:09 15         A.     Yeah.
16         Q.     That's what I'm saying.  I'm saying
17   these are all your e-mails.
18                MR. LINDNER:  Ms. Park --
19                MS. PARK:  Who cares what you're
17:09:18 20         saying.
21                MR. LINDNER:  Do you stipulate?
22                MS. PARK:  I'm not stipulating to
23         anything.  Ask him a question.
24         Q.     I'm asking you, will you stipulate
0304
 1                      J.K. Brown
 2   that these are your e-mails?
 3         A.     This doesn't look like an e-mail.
 4                MS. PARK:  Let the record reflect
17:09:31  5         that Mr. Brown is referring to Plaintiff's
 6         Exhibit 7.
 7         A.     Okay.  Let me try to do this
 8   referring to the exhibit.  So you've handed me a
 9   document that's marked as Plaintiff's Exhibit 7.
17:09:37 10         Q.     Yup.
11         A.     I've handed me Plaintiff's Exhibit 6
12   which refers in an e-mail that I sent to you
13   that refers to an attachment but there is no
14   attachment here.  You're telling me that this --
17:09:46 15         Q.     Does it identify the attachment?
16         A.     It says, "Please see the attached."
17         Q.     It doesn't have -- it doesn't have
18   the name of the attachment?  Sometimes on a
19   computer document e-mail it would actually have
17:09:55 20   the name of the document.
21                Can I take a look at that for a
22   moment, please?
23         A.     Yeah.  I don't know what you're
24   talking about.  Maybe it does.
0305
 1                      J.K. Brown
 2         Q.     Yes.  Can you please read the "To"
 3   and "From."  Just read the lines.
 4         A.     "To Peter Lindner."
17:10:09  5         Q.     Yeah.
 6         A.     "From Jason Brown."
 7         Q.     Yeah.  Keep going.
 8         A.     You want the e-mail address?
 9         Q.     Keep reading.
17:10:24 10         A.     What do you want me to read?
11         Q.     The next line.
12         A.     Sent Sunday, April 23rd, 2006,
13   5:29 p.m.  "Attach AMEX 1-26-8984 - letter to
14   Peter Lindner.doc."
17:10:30 15         Q.     Okay.  That's the attachment.
16         A.     That's in response to your
17   complaint.
18         Q.     Hold it.  Does that number look
19   familiar?
17:10:35 20         A.     No.
21         Q.     The attachment number?
22         A.     No.
23         Q.     Not at all?
24         A.     I'm not suggesting that I didn't
0306
 1                      J.K. Brown
 2   send this e-mail.  I just don't recognize the
 3   number.  When we generate documents on our
 4   system, they generate an automatic number.  I
17:10:48  5   don't know what the numbers on documents are.
 6   But all I'm telling you is, this document doesn't
 7   have a number.
 8         Q.     I understand.
 9         A.     Do you have a copy?
17:10:54 10         Q.     But somehow in your system there
11   would be a document number that would relate this
12   AMEX 1, dash, and then a string of six digits,
13   268984, and then followed by a dash, followed by
14   the phrase Lindner -- "letter to Peter
17:11:18 15   Lindner.doc"?
16         A.     Yeah.  I would think so.
17         Q.     Does that sound like the numbering
18   system your system has?
19         A.     Yes.  We had that system at the
17:11:28 20   time.  We have a new system now.
21         Q.     Okay.  Do you think you'd be able to
22   retrieve this e-mail?
23         A.     Wait, wait.  Just so you're clear.
24   The way our system -- you're a technology guy, so
0307
 1                      J.K. Brown
 2   you'll understand this.  The way the system works
 3   is that, if I want to attach a document from our
 4   document system, which is -- are typically or
17:11:50  5   were typically numbered similar to that, that's
 6   on Plaintiff's Exhibit 6 --
 7         Q.     Yes.
 8         A.     -- in the attached file, I would go
 9   into the e-mail.  I would have to pull that
17:12:02 10   document and attach it to the e-mail system.
11         Q.     Right.
12         A.     Okay.  So if you were asking me if
13   there's -- in my e-mail system there are
14   documents with these numbers, the answer is I
17:12:13 15   don't -- I don't know that it still resides
16   there.  It would reside on our document system.
17         Q.     It might have been destroyed, for
18   instance?
19         A.     No.  I don't think it would be
17:12:21 20   destroyed.  I just don't know that it remains
21   there.
22         Q.     I'm making a request for that
23   document.
24         A.     I can get you the document.  I don't
0308
 1                      J.K. Brown
 2   know -- all I'm saying is I don't know if it's on
 3   our e-mail system or it's in my --
 4         Q.     I understand.  I'm going to --
17:12:35  5                MS. PARK:  You've made your request.
 6         Ask him a question.
 7         Q.     I'm going to make the silly comment
 8   that if we had exchanged ESI, electronically
 9   stored information, we would have a CD-ROM that
17:12:49 10   would have all the documents together in one
11   place.
12                MS. PARK:  You're right.  It is a
13         silly comment.
14         Q.     This appears to be --
17:12:58 15                MS. PARK:  What?
16         Q.     A summary --
17                MS. PARK:  What document are you
18         referring to?
19         Q.     Plaintiff Qing 7, which is called
17:13:04 20   Plaintiff's Exhibit 7.
21                MS. PARK:  Can he have it back?
22                MR. LINDNER:  Not yet.  You can't
23         have it back because I can't find my copy.
24         Q.     But I'll just read the beginning.
0309
 1                      J.K. Brown
 2   It says, "Dear Mr. Lindner, I write in response
 3   to the allegations" --
 4                MR. LINDNER:  Oh, you have a copy?
17:13:21  5         Thank you.
 6         Q.     "I write in response to the
 7   allegations raised in your numerous letters and
 8   e-mails to me, Steven Norman and Ash Gupta.  I
 9   have investigated your allegations and find them
17:13:33 10   to be without merit.  There is no evidence that
11   Qing Lin or anyone else at American Express
12   breached the settlement agreement and release
13   between you and the company."
14                Then it continues.  "As you and I
17:13:48 15   discussed, Qing Lin denies making any statements
16   to Mr. Salik regarding your 'work ethic' or
17   'whether you fill into the culture,'" that's in
18   quotes, or "whether you, quote, work well with
19   the group, as your letters allege.  Similarly,
17:14:05 20   neither Mr. Salik nor Mr. Baron" -- excuse me,
21   "corroborated that Mr. Lin made any such comments
22   to them or that Mr. Lin expressed any negative
23   opinion about you.  In fact, Mr. Salik's
24   consulting company hired you after Mr. Boaz asked
0310
 1                      J.K. Brown
 2   Mr. Lin for a reference about you."
 3                Then I go on to the next paragraph.
 4   "It is also important to note" --
17:14:32  5                MS. PARK:  No.  Why don't you
 6         read -- read the whole letter. Why don't
 7         you read the last sentence.  "Mr. Salik
 8         informed me that his organization would not
 9         have hired you" --
17:14:43 10                MR. LINDNER:  Ms. Park, I remind you
11         that if you have an objection, state your
12         objection.
13                MS. PARK:  I'm stating my objection.
14         You're not going to read selectively from
17:14:50 15         this letter.  Mr. Lindner just omitted
16         another sentence.  "Mr. Salik informed me
17         that his organization would not have hired
18         you, had Mr. Lin expressed any negative
19         opinion about you."
17:15:01 20                MR. LINDNER:  Okay.  I'm amused that
21         you call attention to that.
22                MS. PARK:  And I'm amused that you
23         decided to like not recite that into the
24         record.
0311
 1                      J.K. Brown
 2                MR. LINDNER:  That's right.
 3         Q.     In your knowledge of paragraph 13 --
 4         A.     Of the agreement?
17:15:20  5         Q.     -- of the agreement, does it say
 6   anything about a negative comment?
 7         A.     I have to look at it.
 8         Q.     Please do.
 9                MS. PARK:  We stipulate that
17:15:34 10         paragraph 13 does not have the words
11         "negative comment" or the phrase "negative
12         comment."
13                MR. LINDNER:  Or "negative" in it.
14         The word "negative" is not in there.
17:15:38 15                MS. PARK:  The document speaks for
16         itself and, yes, we stipulate that
17         paragraph 13 does not have the word
18         "negative" in it.
19                MR. LINDNER:  Okay.  But I think we
17:15:46 20         established repeatedly --
21                MS. PARK:  Ask a question.
22         Q.     -- that --
23                MR. LINDNER:  I am.
24                MS. PARK:  I don't care what you
0312
 1                      J.K. Brown
 2         think we established.
 3         Q.     -- that paragraph 13 talks about
 4   giving any information about Peter Lindner.
17:16:00  5                MS. PARK:  No.
 6         Q.     And here you're saying that you're
 7   talking about negative information.  You realize
 8   there's a difference between those two phrases;
 9   correct?
17:16:09 10         A.     Between the two phrases "negative
11   information" and "any information"?
12         Q.     Yes.
13         A.     Yes.
14         Q.     So if Qing Lin had made a positive
17:16:15 15   comment --
16         A.     Again, you're asking me a
17   hypothetical question, Mr. Lindner.  I've already
18   answered this question or questions that you've
19   asked about this numerous times.  The judge just
17:16:24 20   said to move on from this line of questions.
21         Q.     I am.  I am moving on.  This a new
22   thing.  The negative opinion is a new thing;
23   right?
24         A.     What negative?
0313
 1                      J.K. Brown
 2         Q.     It says, the last sentence that I
 3   omitted, was that Mr. Lin expressed negative
 4   opinion about you.  So I'm asking, for instance,
17:16:43  5   you said in your notes in DEF0370, that Qing had
 6   said Peter is a technical guy?
 7         A.     Yeah.  But Mr. Lindner --
 8         Q.     Yes.  That's not a negative comment;
 9   right?
17:16:54 10         A.     Part of your allegations -- part of
11   your allegations were, and this is refreshing my
12   recollection.
13         Q.     Thank you.
14         A.     -- that you claimed that someone
17:17:04 15   told you, someone at Fisher Jordan told you that
16   Qing Lin made comments about your work ethic,
17   whether you fit into the culture or whether you
18   work well with the group.
19         Q.     Yup.
17:17:14 20         A.     That's what -- that's what you put
21   in your letters.
22         Q.     Yup.
23         A.     And you were claiming those were
24   negative comments.
0314
 1                      J.K. Brown
 2         Q.     No.  I didn't use the word
 3   "negative."
 4         A.     Okay.  Then maybe I took some poetic
17:17:25  5   license in saying negative.  But you were
 6   claiming that that had some kind of negative
 7   impact on you.
 8         Q.     No.
 9         A.     Okay.  Well, then, I still don't
17:17:34 10   understand what you're saying.
11         Q.     I'm saying that it had an impact on
12   me that he violated the agreement.
13         A.     Okay.  Well, then I --
14         Q.     I'm saying that -- that Qing
17:17:41 15   violated that agreement.
16                MS. PARK:  We don't care what you're
17         saying.  Ask him a question.
18         A.     I know that's what you're saying.
19         Q.     Okay.  Did Mr. Lin -- when Mr. Lin
17:17:49 20   said, Peter is a technical guy --
21         A.     You're not asking me about this
22   letter anymore?
23         Q.     No.  DEF370?
24         A.     Plaintiff's Exhibit 11.
0315
 1                      J.K. Brown
 2         Q.     What does that first sentence in the
 3   quote say?
 4         A.     "Peter is technical guy."
17:18:04  5         Q.     Is that a negative comment?
 6         A.     You're asking my opinion?
 7         Q.     Yes.
 8         A.     I don't think that's negative.
 9         Q.     Is it a positive comment?
17:18:12 10         A.     Maybe.
11         Q.     If -- I'll tell you something about
12   Fisher Jordan.  They are a small --
13                MS. PARK:  No.  Ask him a question.
14                MR. LINDNER:  I am.  Please,
17:18:22 15         Ms. Park.
16         Q.     They're a small computer company
17   that gives advice to large companies like
18   American Express.
19                MS. PARK:  No.  You're going to ask
17:18:33 20         him another hypothetical question.  Move
21         on.
22                MR. LINDNER:  No.  It's not.
23         Q.     So is the comment that Peter is a
24   technical guy a positive, negative or indifferent
0316
 1                      J.K. Brown
 2   statement?
 3         A.     Didn't I just answer that question?
 4         Q.     Please answer it.
17:18:45  5         A.     Do I -- wait.  Now you're asking me
 6   a compound question.  What are you asking?
 7         Q.     Is the statement "Peter Lindner is a
 8   technical" --
 9         A.     I said I don't think it's a negative
17:18:56 10   comment.  My opinion, my own opinion --
11         Q.     Yes.
12         A.     -- is that I don't think that's a
13   negative comment.  You're asking is it a positive
14   comment.  I'm saying it could be.
17:19:03 15         Q.     It could be.  Okay.  Good.
16                Is it any information?
17         A.     Is it information?
18         Q.     Yes.
19                MS. PARK:  Objection.  Asked and
17:19:11 20         answered.  No, no.  Move on.
21                MR. LINDNER:  I'm making note of the
22         fact that that statement is not negative.
23         Please, Ms. Park, if you have an
24         objection --
0317
 1                      J.K. Brown
 2                MS. PARK:  I don't care what you
 3         make note of.  Move on.  Ask him a
 4         question.
17:19:23  5         Q.     Do you have a basis for making that
 6   statement?  Do you have a -- is there a
 7   confidentiality here?
 8                MS. PARK:  No.  It's called
 9         harassment.  It's called asked and
17:19:33 10         answered.  It's called move on.
11                MR. LINDNER:  I think -- I
12         understand.  If you don't have a basis for
13         that statement on the basis of
14         attorney-client privilege, then I'd like to
17:19:45 15         note in the record that your objection is
16         invalid.
17                MS. PARK:  No.
18         Q.     Okay.  But it also continues.
19         A.     Where are you now?
17:20:03 20         Q.     The next-to-last or whatever, after
21   negative opinion.
22         A.     This is -- what is it?  Exhibit 4?
23         Q.     Exhibit 7.  You're looking at it.
24   "It's also important to note that the company
0318
 1                      J.K. Brown
 2   complied with paragraph 13 of the agreement."
 3                How did you make that assessment?
 4         A.     That the company complied?
17:20:14  5         Q.     Yes.
 6         A.     Because the company, as I was
 7   explaining to you before -- well, there's --
 8   there's a lot of ways the company complied with
 9   the agreement but --
17:20:25 10         Q.     No.  Paragraph 13.
11         A.     I'm getting there.  Will you please
12   give me a minute to answer.
13         Q.     Sure.  I'm sorry.
14         A.     As I said, the company was agreeing
17:20:37 15   to instruct and direct employees to do something.
16   And the company did instruct and direct the
17   employees, as set forth in this paragraph 13.
18         Q.     So, in other words, there's no
19   violation, as long as the company instructs and
17:20:56 20   directs.  So they could say what they want, but
21   as long as American Express instructs and
22   directs, their obligation is done?
23                MS. PARK:  Objection.
24         A.     You're asking me another
0319
 1                      J.K. Brown
 2   hypothetical question.
 3         Q.     No.  This is what you're saying;
 4   right?  What's the interpretation?  The company
17:21:11  5   complied with paragraph 13 because they
 6   instructed and directed.
 7                MS. PARK:  And he's answered that.
 8         Move on.  You're argumentative.
 9         Q.     It doesn't have to do with what he
17:21:20 10   says?
11         A.     What who says?
12         Q.     What Qing says to Fisher Jordan.
13                MS. PARK:  What?  Objection to form.
14         He's answered your question.
17:21:26 15         Q.     It says he --
16                MS. PARK:  Move on.
17                MR. LINDNER:  Ms. Park, please.  I
18         have a half an hour left.  I wish to use
19         it, and I don't want you to keep saying
17:21:34 20         "move on."
21                MS. PARK:  You're not entitled to
22         it.  I would hazard a guess that if we read
23         to Judge Katz what you're asking now, he
24         would end the deposition immediately.
0320
 1                      J.K. Brown
 2                MR. LINDNER:  That's good.  This is
 3         a summary of the investigation by Jason
 4         Brown.
17:21:49  5                MS. PARK:  No.  And you're arguing
 6         with him again.  Answered the question.
 7         Ask your next question.
 8                MR. LINDNER:  Please, Ms. Park.
 9         Please stop.  If you have an objection,
17:22:01 10         please note it.
11                MS. PARK:  You are a colossal time
12         waster.
13                MR. LINDNER:  And I asked you not to
14         say that.
17:22:07 15                MS. PARK:  Too bad.  You are.
16                MR. LINDNER:  You know what people
17         say about you, Ms. Park?
18                MS. PARK:  I don't care.
19                MR. LINDNER:  You know, not just me,
17:22:12 20         but other people?
21                MS. PARK:  I don't care.
22                MR. LINDNER:  I'm going to tell you.
23                MS. PARK:  I don't care.
24                MR. LINDNER:  I'm not going to tell
0321
 1                      J.K. Brown
 2         you.  I'm just making a point here, that I
 3         wish you would not say, "you're a time
 4         waster" and then say "other people say that
17:22:22  5         about you, too."  I really don't want to
 6         hear that.  I don't want to hear what
 7         people say about you.  I don't think you
 8         want to hear.  I want to depose Jason
 9         Brown.
17:22:33 10         Q.     In it you say the company complied
11   with paragraph 13.  And you're stating that the
12   compliance is with regard to instructing and
13   directing.
14         A.     That's right what I say.  That's the
17:22:44 15   next sentence.
16         Q.     Right.  But -- and I'm agreeing that
17   that's a part of it.  But I'm saying that if Qing
18   said something --
19         A.     Here you go with hypotheticals
17:22:54 20   again.
21         Q.     No.  He did say something.
22         A.     You're asking me if this, then that.
23   And what's your assessment of that.
24         Q.     No.  I'm not saying -- I'm saying
0322
 1                      J.K. Brown
 2   that Qing said that Peter is a technical guy to
 3   Boaz; correct?
 4                MS. PARK:  What?  No.
17:23:08  5                Mr. Lindner --
 6         Q.     That's not hypothetical; right?
 7   That's a real statement?
 8                MS. PARK:  No.
 9         A.     This is what Qing told me.
17:23:14 10         Q.     Right.  And that's -- that's how
11   made your report.  So -- so when Qing gave that
12   statement, you're saying, whatever Qing says is
13   not a violation of paragraph 13.  Paragraph 13
14   only means that the company would instruct and
17:23:28 15   direct.  It has nothing to do with what he says?
16         A.     If you think that my testimony
17   reflects that, then that's fine.
18         Q.     I'm asking if it does it?
19         A.     No.  I don't think -- I don't think
17:23:38 20   I've said anything close to that.
21         Q.     Well, then, could something -- could
22   that sentence that says, "Peter is a technical
23   guy," mean a violation of paragraph 13?
24                MS. PARK:  Asked and answered.
0323
 1                      J.K. Brown
 2         A.     In whose eyes?
 3         Q.     Your eye.  The investigator's eye on
 4   April 10, 2006.
17:23:54  5         A.     If you're asking me if I thought
 6   based on my investigation --
 7         Q.     Yes.
 8         A.     -- whether the agreement was
 9   violated, the answer is no.
17:24:00 10         Q.     Okay.  Then you say after that,
11   "Shortly after the agreement was finalized, the
12   company instructed the employees listed therein
13   of the prohibition against disclosing information
14   regarding your employment to anyone outside the
17:24:13 15   company and of the requirement that they direct
16   requests for references to human resources."
17                Did Qing request -- direct the
18   references to human resources?
19         A.     As far as I know, he did not.
17:24:25 20         Q.     Okay.  Thank you.  You say that Qing
21   was instructed and directed.  Was he?
22                MS. PARK:  Objection.  Asked and
23         answered.  Move on.
24         A.     You asked me this before.
0324
 1                      J.K. Brown
 2         Q.     Was Ash -- was Ash instructed and
 3   directed?
 4         A.     As far as I know, the people who are
17:24:50  5   listed in the agreement were instructed.
 6         Q.     How do you know?
 7                MS. PARK:  Asked and answered.  Move
 8         on.
 9                MR. LINDNER:  No.  Please, Ms. Park.
17:24:53 10         I want him to answer.
11                MS. PARK:  No.  Asked and answered.
12         Move on.
13         Q.     How do you know that Ash was
14   instructed and directed?
17:24:56 15         A.     I spoke to my boss who told me.
16         Q.     Who's your boss?
17         A.     John Parauda.  Who told me that he
18   had sent an e-mail to the people listed.
19         Q.     And that means that they did what
17:25:09 20   they said or would there be like a confirmation?
21   In other words, if John Parauda sent an e-mail
22   saying, do the following, instruct and direct
23   your employees, does that mean they instructed
24   and directed their employees?
0325
 1                      J.K. Brown
 2         A.     I'm sorry, I'm not understanding
 3   what you're asking me.
 4         Q.     When somebody sends an e-mail --
17:25:28  5   if Parauda sends an e-mail, is that e-mail an
 6   instruction and direction?
 7                MS. PARK:  Objection to form.
 8         A.     Yeah.  I think what you're saying is
 9   would his e-mail have given them direction.
17:25:39 10         Q.     Given them direction?
11         A.     Yeah.  I think so.  It may be that
12   he instructed -- you're asking me if he sent an
13   e-mail to these people, is that what you're
14   saying?
17:25:48 15         Q.     Yes.
16         A.     Yes.
17         Q.     He sent an e-mail to these seven
18   people?
19         A.     I don't know if he sent it to all of
17:25:53 20   them directly.  He may have sent it to one person
21   and asked them to cascade it.
22         Q.     And if they cascaded it, that person
23   would have been instructed by whom?
24         A.     By whoever sent it to them.
0326
 1                      J.K. Brown
 2                MS. PARK:  Let him finish.
 3         Q.     John Parauda?
 4         A.     Go ahead.
17:26:11  5                THE REPORTER:  Wait, wait.  One at a
 6         time.  One at a time.
 7         Q.     So we heard testimony last week from
 8   Qing Lin, and he said that Ash Gupta instructed
 9   and directed him on this?
17:26:20 10         A.     Okay.
11         Q.     Does that sound plausible?
12         A.     Yeah.  It does.  Because, as I
13   testified before, Ash Gupta was I think Qing's
14   leader, his boss, so it's certainly plausible to
17:26:31 15   me that John Parauda instructed Ash and
16   instructed Ash to instruct people who worked for
17   him.
18         Q.     Okay.  And you made that assumption?
19         A.     Well, I asked John.  And based on
17:26:41 20   what you're telling me now, yeah, I'm certainly
21   making that assumption.
22         Q.     And maybe we could find out for sure
23   by asking John Parauda what the case is, whether
24   he did that or whether he got a confirmation
0327
 1                      J.K. Brown
 2   e-mail back from Ash that said, I accept your
 3   instructions, and I not only accept it, but I've
 4   also, on such and such a date, instructed and
17:27:05  5   directed the people.
 6                MS. PARK:  Is there a question?
 7         Q.     It didn't happen simultaneously;
 8   correct?
 9         A.     What are you asking me?
17:27:14 10         Q.     Would John Parauda know if Ash
11   carried out the instructions on all seven people?
12                MS. PARK:  The witness can't testify
13         as to what was in Mr. Parauda's mind.  Ask
14         another question.
17:27:26 15                MR. LINDNER:  I understand that.
16         I'm requesting the testimony of John
17         Parauda, who could indicate whether he got
18         a confirmation from Ash --
19                MS. PARK:  Request all you want.
17:27:35 20         Ask Mr. Brown a question.
21                MR. LINDNER:  I'm stating this for a
22         record.  That I'm requesting we get John
23         Parauda's testimony on that.
24         Q.     Do you think that that's the type of
0328
 1                      J.K. Brown
 2   information that would be written down or would
 3   be verbal?
 4                MS. PARK:  Objection to form.
17:27:48  5         A.     I have no idea.  I don't even know
 6   what information you're referring to.
 7         Q.     When -- when John Parauda
 8   communicated to Ash Gupta, would he have
 9   communicated that by an e-mail?
17:27:58 10                MS. PARK:  Objection to the form.
11         Asked and answered, repeatedly.
12         A.     Yes.
13         Q.     It would have been by e-mail.  Has
14   that e-mail been produced?
17:28:04 15         A.     No.
16         Q.     Why not?
17         A.     Because we don't have a copy of it.
18         Q.     Why not?
19         A.     Because the e-mail was sent prior
17:28:12 20   to September 11th, and John Parauda's e-mail --
21         Q.     September 11th, you mean the
22   destruction of the World Trade Center?
23         A.     Yes.  And after destruction of the
24   World Trade Center the company was displaced and
0329
 1                      J.K. Brown
 2   many e-mails prior to that time were lost.
 3         Q.     Do you have an off-site storage of
 4   e-mails?
17:28:33  5         A.     I don't know.  We do have -- I know
 6   that the company does have some kind of backup of
 7   e-mails, and we actually asked to find -- asked
 8   if that e-mail was in the backup, and it was
 9   not.
17:28:44 10         Q.     So you were part of the group that
11   looked for the e-mails?
12         A.     Well, I didn't look for it.
13         Q.     That were supervising the production
14   of the e-mails?
17:28:51 15         A.     No.  I didn't supervise.  I asked
16   that the technology -- it's a whole pros -- you
17   did technologies in American Express.
18         Q.     I was in risk management.
19         A.     Okay.  Well, there's a whole
17:29:03 20   technology group that deals with this stuff.  I'm
21   not overseeing, looking for e-mails that are
22   potentially on backup storage.
23         Q.     So it may or may not be on backup
24   storage?
0330
 1                      J.K. Brown
 2         A.     We were told that it is not.
 3         Q.     Okay.
 4                MR. LINDNER:  So I'm making the
17:29:19  5         request that the person knowledgeable about
 6         such document retention be deposed so we
 7         could find out what he did to check if such
 8         documents were located off-site.  Whether
 9         it was prohibitively expensive or whether
17:29:40 10         they didn't bother doing it or whether the
11         document was lost because of the -- of the
12         destruction.
13                MS. PARK:  Fine.  Ask Mr. Brown a
14         question.
17:29:44 15                MR. LINDNER:  I'm -- I'm requesting
16         the -- the testimony, first I said of John
17         Parauda, and now of the people --
18                MS. PARK:  I don't care what you're
19         requesting.  Ask Mr. Brown a question.  You
17:29:53 20         are wasting this witness' time.
21                MR. LINDNER:  That's right.  I am.
22         But if you cut me off, it wastes even more
23         time.  So please let me finish.
24                MS. PARK:  No guess what?  Why don't
0331
 1                      J.K. Brown
 2         you let us leave, and then you can make all
 3         kinds of requests on the record that you
 4         want to make.  Okay?  We don't have to sit
17:30:10  5         here and listen to you.
 6                MR. LINDNER:  If you wish to leave,
 7         you can leave.  But Jason Brown is here
 8         till seven.
 9                THE WITNESS:  Six.  The judge said
17:30:20 10         six.
11         Q.     Till six.  Thank you.
12                MR. LINDNER:  But I'm specifically
13         requesting John Parauda.
14         Q.     And who is the head of the
17:30:25 15   technical -- who is the keeper of the documents
16   in charge of it?
17         A.     I don't know.
18         Q.     What organization is it?
19         A.     Technologies.
17:30:33 20         Q.     It's called the technology group?
21         A.     Yeah.  Maybe American Express
22   technologies.  I don't know what the -- I refer
23   to it as technologies.
24         Q.     Do you think there's a person in
0332
 1                      J.K. Brown
 2   charge, like a director of technology who's in
 3   charge of, the keeper of the documents?
 4         A.     I don't know what the -- I don't
17:30:54  5   know --
 6                MR. LINDNER:  I note for the record
 7         that Halia Barnes, Magistrate Judge Katz's
 8         clerk, has just walked in.
 9         A.     Sorry.  I didn't know who that was.
17:31:05 10                MR. LINDNER:  This is Jason Brown,
11         the deponent.
12         A.     I don't -- I don't know who oversees
13   that function in technologies, and I don't know
14   their level, whether they're a director or
17:31:14 15   something else.
16         Q.     Okay.  Well, then I'm specifically
17   requesting whoever that is, who is the keeper of
18   the documents, please be available -- please let
19   me finish -- to testify whether the document that
17:31:24 20   we're talking about was destroyed, whether it's
21   on backup, whether it was prohibitively expensive
22   to retain it.  And that's what I'm making the
23   request.
24                MS. PARK:  Fine.  Ask Mr. Brown a
0333
 1                      J.K. Brown
 2         question.
 3                MR. LINDNER:  I did.  I asked him
 4         about why that -- why that document was not
17:31:40  5         available, and he said it was destroyed in
 6         9/11.
 7         A.     No.  That's not what I said,
 8   Mr. Lindner.
 9         Q.     What did you say?
17:31:49 10                THE WITNESS:  Can you read back my
11         testimony.
12                MR. LINDNER:  Please read it back.
13                (Record read.)
14         Q.     So -- and that's -- and that's the
17:33:48 15   person that I'm asking for, making the request
16   that that person in charge of -- of knowing the
17   details of your storage system be deposed so we
18   can find out if that -- that e-mail does exist.
19                MR. LINDNER:  So then -- and the
17:34:01 20         e-mail we're speaking of Halia, is the
21         one --
22                MS. PARK:  Mr. Lindner, ask
23         Mr. Brown a question, please.
24                MR. LINDNER:  Yes.  We will.  The
0334
 1                      J.K. Brown
 2         question, just to clue you in, that
 3         question was asking that Jason Brown and
 4         this document, April 10th at the end of the
17:34:19  5         investigation, said that -- that the
 6         company complied with paragraph 13 by
 7         instructing and directing employees not to
 8         say anything.  And I said, well, how do you
 9         know.  And he said, well, an e-mail was
17:34:31 10         sent from John Parauda to presumably Ash,
11         and then Ash cascaded to the people under
12         him.
13                And I said, well, wouldn't Ash reply
14         back to John Parauda saying, I've completed
17:34:44 15         that task, you know.  I've talked to the
16         seven individuals, and they all understand.
17         They've all be instructed and directed.
18         And that's when Jason said, well,
19         presumably he did, but we lost all of the
17:34:59 20         e-mails, and that's why I asked maybe we
21         could find that e-mail.  Okay.
22         Q.     I'm continuing now.  It also said
23   the fact that you directed --
24                MS. PARK:  What's "it"?  What
0335
 1                      J.K. Brown
 2         document are you referring to?
 3                MR. LINDNER:  On the same document.
 4         Q.     I'm continuing where I left off on
17:35:18  5   Plaintiff Qing 7, which is Exhibit -- Plaintiff
 6   Exhibit 7.  And it says, "The fact that you
 7   directed Mr. Salik to contact Mr. Lin for
 8   reference further belies your allegations that
 9   the company breached the agreement."
17:35:29 10                Now, as your understanding of
11   paragraph 13, doesn't it provide a certain code
12   word or phrase that Qing Lin could have used when
13   responding to a request for a reference?
14                MS. PARK:  Objection to form.
17:35:44 15         A.     Can you be more specific?
16         Q.     Sure.  Look at paragraph 13.
17         A.     I'm looking at it.  I don't see any
18   code words in here.
19         Q.     It says, refer all requests to human
17:35:52 20   resources.
21         A.     Words to that effect.
22         Q.     Could he have said that?
23                MS. PARK:  Objection to form.
24         Q.     Would that have been appropriate?
0336
 1                      J.K. Brown
 2         A.     He could have said anything.
 3         Q.     Does that -- does that document --
 4         A.     It would have been appropriate.
17:36:04  5         Q.     Given that you were -- if Qing Lin
 6   came to you today and said, Pete Lindner has sent
 7   some prospective employer to me, and they want to
 8   get information about Peter Lindner, what should
 9   I say, what would you tell him now?
17:36:17 10         A.     Mr. Lindner, particularly in light
11   of the fact that I have been sitting here all day
12   answering your questions, I would say, do not say
13   anything, because I don't want to be dragged
14   into --
17:36:34 15         Q.     Right.
16         A.     -- having to be deposed again.
17         Q.     So that would have been okay, if he
18   said nothing.  But if he used that phrase,
19   couldn't he also say and be consistent with
17:36:39 20   paragraph 13, I'm directing you to contact human
21   resources?
22         A.     Mr. Lindner, again, now I feel like
23   you're getting into these hypothetical questions
24   about what Qing Lin could have said or would have
0337
 1                      J.K. Brown
 2   said.
 3         Q.     Well, I'm not talking about Qing
 4   Lin.  Maybe the other people.  I'm asking, does
17:36:56  5   paragraph 13 give instructions on how to answer
 6   when somebody asks for a reference?
 7         A.     The paragraph speaks for itself.
 8   You already asked me about -- I don't know what
 9   you called it, code word, catch phrase.  Whatever
17:37:09 10   it was.
11         Q.     Yes.
12         A.     So you're asking me about the
13   reference to human resources?
14         Q.     Yes.
17:37:17 15         A.     Okay.  There is a reference to human
16   resources.
17         Q.     Yes.  Could he have said -- can
18   somebody say -- would it be appropriate for
19   somebody who was instructed and directed to say,
17:37:26 20   I'm going to refer your request to human
21   resource?
22                MS. PARK:  Objection to form.
23         A.     In my opinion --
24                MS. PARK:  Hypothetical.
0338
 1                      J.K. Brown
 2         A.     In my opinion --
 3         Q.     Yes, in your opinion.
 4         A.     It would have been fine.
17:37:37  5         Q.     It would have been fine.  Thank you.
 6   That's what I'm saying.
 7         A.     But --
 8         Q.     So -- so, in other words, if -- if
 9   Mr. Salik goes to Boaz and Mr. Salik --
17:37:48 10   Mr. Salik.  If Boaz went to Qing, asked about a
11   reference, it would have been perfectly
12   acceptable for Qing to say, please contact human
13   resources; correct?
14         A.     Can you say that again?
17:38:03 15         Q.     Yes.
16         A.     If Boaz went to Qing.
17         Q.     Yes.
18         A.     And said what?
19         Q.     And said, can you tell me about
17:38:10 20   Peter Lindner, about his employment with American
21   Express or his termination of employment with
22   American Express, that Qing can answer a certain
23   catch phrase, which is, sure, I'll give you
24   information.  Just contact human resources.
0339
 1                      J.K. Brown
 2         A.     I don't have a problem with that.
 3         Q.     That would be okay; right?
 4   Specifically by paragraph 13; right?
17:38:35  5         A.     Yes.  Or otherwise.
 6         Q.     Thank you.  So you say, "Finally,
 7   there is no evidence of any code of conduct
 8   violation."  Yes?
 9         A.     That's what this letter says.
17:38:48 10         Q.     Okay.  I'm going to reference a code
11   of conduct in a moment.  But Qing also made
12   another statement on the third statement in your
13   handwritten notes.  What is that third statement?
14         A.     Which one are you referring to?
17:39:04 15         Q.     The handwritten notes.
16         A.     I know.  When you say, "the third
17   statement" --
18         Q.     You have the part which is indented
19   where it has a quote.  I'm talking about
17:39:11 20   Plaintiff's Exhibit 11.  Can you read that
21   sentence?
22         A.     "I'm not sure whether he can be used
23   on an AXP."
24         Q.     Why did you not include that in your
0340
 1                      J.K. Brown
 2   letter?
 3         A.     Why did I not include this in my
 4   letter to you?  Is that what you're asking me?
17:39:25  5         Q.     Yes.
 6         A.     There was no reason for me to
 7   include it.
 8         Q.     Do you think anybody still has a
 9   copy of this letter?
17:39:40 10         A.     I don't know who you would have sent
11   it to.
12         Q.     Would you have sent it to anyone
13   else?
14         A.     I don't think so.  Well, you've
17:39:44 15   shown me the e-mail that you said attached it.
16   And it was only to you.
17         Q.     Could you have bcc'd it?
18         A.     I could have.  I don't recall doing
19   it.
17:39:57 20         Q.     What does bcc mean?
21         A.     Blind copy.
22         Q.     And would that show up on a
23   document?
24         A.     I don't know.  If it was -- no.  I
0341
 1                      J.K. Brown
 2   don't think it would show up on a document.
 3         Q.     That's why it's called blind?
 4         A.     Okay.  Thank you for that
17:40:12  5   enlightenment.
 6         Q.     Not at all.
 7         A.     But if you're asking me, do I
 8   believe bcc'ing anyone on it --
 9         Q.     Yes.
17:40:19 10         A.     -- the answer is no.
11         Q.     But one way to tell if it was bcc'd
12   is by searching, for instance, Steven Norman's
13   files, and Qing's files, and Ash Gupta's files to
14   see if they got a copy of it.  And if they got a
17:40:33 15   copy, it would show up as a letter from you to me
16   without their names attached; correct?
17         A.     I don't know how it would appear.
18         Q.     If it's a bcc?
19         A.     Right.
17:40:41 20         Q.     If you bcc'd Steven Norman, would
21   Steven Norman have it on his e-mail?
22         A.     He would have received it on his
23   e-mail, yes.
24         Q.     And that's what I'm requesting, that
0342
 1                      J.K. Brown
 2   we get that e-mail.  We search Steven Norman's
 3   e-mails and Ash Gupta's e-mails to determine if
 4   they were informed by Jason Brown, the
17:41:04  5   investigator of a complaint, for both the
 6   violation of the code of conduct, which you
 7   reference in the next-to-last sentence, and of
 8   the settlement agreement, which you mention in
 9   the first paragraph, and see if they ever got
17:41:20 10   this summary, which states that there is no
11   violation of said agreement.  There is no
12   violation agreement, correct, of the settlement
13   agreement?
14                MS. PARK:  Objection to form.
17:41:32 15         A.     Yes.
16         Q.     And that there is no evidence of a
17   code of conduct violation; correct?
18         A.     That's what it says.
19         Q.     And you omitted -- now, if they got
17:41:49 20   that -- that letter, you omitted one of Qing's
21   statements, namely, that I don't know whether
22   Peter can work here at American Express.
23         A.     Did I include any of his statements
24   in here?
0343
 1                      J.K. Brown
 2         Q.     Yes, you did.
 3         A.     Oh, I didn't realize.
 4         Q.     Yes, you did.  You said in the
17:41:57  5   second paragraph that he denies making statements
 6   regarding work ethic or fit into the culture or
 7   whether you worked well with your group.
 8         A.     Again, Mr. Lindner, just -- just to
 9   try to explain.  These were allegations that you
17:42:09 10   had made to me.
11         Q.     Yes.
12         A.     None of this is referenced in my
13   handwritten notes.  So are you asking me about
14   allegations that you made to me or what is
17:42:21 15   written in my handwritten notes?
16         Q.     I'm asking -- I'm asking -- you said
17   that you didn't have any statement from Qing Lin
18   in there.  And I'm saying you did.  You're saying
19   that Qing Lin didn't make certain statements.
17:42:34 20   But the -- one statement that he did make to you
21   omitted.
22                MS. PARK:  Objection to form.
23         Argumentative.
24         Q.     Did you make that statement?
0344
 1                      J.K. Brown
 2                MS. PARK:  Objection to form.  What
 3         are you talking about?
 4         A.     I don't understand the question.
17:42:46  5         Q.     I'll summarize.
 6         A.     Are you asking if I wrote this?
 7         Q.     Yes.
 8         A.     I wrote this.
 9         Q.     I'm asking also, is it likely that
17:42:53 10   you sent a copy to Steven Norman?
11         A.     I don't remember.
12         Q.     Okay.  My --
13         A.     I don't know why I would.
14         Q.     I can tell you why.  Because --
17:43:02 15                MS. PARK:  No.  Mr. Lindner, ask him
16         a question.  We don't care what you think.
17                MR. LINDNER:  Ms. Park, I understand
18         that.
19                MS. PARK:  No.
17:43:08 20         Q.     We talked about an exhibit,
21   January 17, where Steven Norman contacted me and
22   I wrote him back that was very nice that he did,
23   and that I hoped he looks into the violation of
24   Qing Lin of the settlement agreement of
0345
 1                      J.K. Brown
 2   June 2000.  I didn't use those exact words, but
 3   that was the substance.  I didn't mention the
 4   code of conduct, I just said that Qing Lin
17:43:32  5   violated the settlement agreement.
 6                And here it is, three months later,
 7   you have a letter to me saying that Qing Lin did
 8   not violate the settlement agreement.  Wouldn't
 9   it be appropriate that you not only sent it to
17:43:43 10   me, but you also sent it to Steven Norman, who
11   may have -- may have been the one, but you can't
12   remember if he was, he may have been the one
13   who -- who directed you to do the investigation?
14         A.     Mr. Lindner --
17:43:56 15                MS. PARK:  I'm going to direct you
16         not to answer that question.  Enough.
17         Enough, Mr. Lindner.  Enough.  Move on.
18                MR. LINDNER:  I am suggesting
19         here --
17:44:05 20                MS. PARK:  No.  You're arguing with
21         him.  You're asking him wouldn't it have
22         been appropriate.  He's answered your
23         question.  Move on.  Enough.
24                MR. LINDNER:  How did he answer?
0346
 1                      J.K. Brown
 2         Can you read back what he answered to would
 3         it have been appropriate.  I can't recall
 4         his answer.
17:44:20  5                Do you recall it, Ms. Park?
 6         Ms. Park?
 7                MS. PARK:  I'm not responding to
 8         you.
 9         Q.     Jason, do you recall your answer?
17:44:26 10                MS. PARK:  No.
11         A.     Not at all.  I don't even know -- i
12   don't know what you're asking me.
13         Q.     Ms. Park said she's instructing you
14   not to answer because you've already answered.
17:44:35 15                MS. PARK:  You're arguing with
16         Mr. Brown.  No, enough.  Move on.
17                MR. LINDNER:  Please, please.
18         Q.     That you didn't --
19                MR. LINDNER:  Can you read back my
17:44:40 20         question, Amy?
21                THE REPORTER:  What question?
22                MR. LINDNER:  The last question I
23         asked Jason Brown.
24                (Record read.)
0347
 1                      J.K. Brown
 2         A.     So what's your question?
 3         Q.     Would it have been appropriate if
 4   Steven Norman had requested the investigation to
17:46:00  5   send him a copy of this letter which concludes
 6   your findings?
 7                MS. PARK:  Objection.  Asked and
 8         answered.  I am directing --
 9                MR. LINDNER:  And what is his
17:46:09 10         answer?  His answer was -- I didn't catch
11         his answer.  Please just say the answer.
12         Q.     Yes, it's appropriate.  No, it's
13   appropriate.  I don't know.
14         A.     Mr. Lindner, I've testified numerous
17:46:20 15   times today that you -- during this time period,
16   you were calling me.  You were sending me
17   e-mails.  Therefore, I looked into your
18   complaints.  I was trying to address your
19   concerns, okay.  Whether or not it would have
17:46:41 20   been appropriate for me to copy -- bcc Steve
21   Norman or not, I don't remember whether I did it.
22   It would have been -- it wouldn't have been
23   inappropriate to do it.  As I think I said
24   before, I don't know that I would have had any
0348
 1                      J.K. Brown
 2   reason to do so.
 3         Q.     Would you have copied Qing Lin on
 4   it?
17:46:59  5         A.     I didn't -- I didn't copy Qing Lin.
 6   No, I would not have.
 7         Q.     How do you know?
 8         A.     I would have remembered if I copy
 9   Qing Lin.
17:47:07 10         Q.     Would you have copied Qing Lin's
11   boss?
12         A.     I don't think so.
13         Q.     Okay.
14         A.     Again, I don't remember copying
17:47:13 15   anyone.
16         Q.     But we could find out by looking
17   through their documents; correct?
18         A.     You might be able to.
19                MR. LINDNER:  Okay.  And that's what
17:47:21 20         I'm requesting.
21                MS. PARK:  I don't care what you're
22         requesting.  Just ask him a question.
23                MR. LINDNER:  Okay.  I will.
24         Q.     Please let me say I'm requesting the
0349
 1                      J.K. Brown
 2   documents from Steven Norman and from Ash Gupta
 3   and from Qing Lin to see if they have an e-mail
 4   with this particular designation that you said,
17:47:45  5   which is AMEX 1 followed by a three-digit number
 6   followed by --
 7         A.     Plaintiff's 7 is what you're talking
 8   about.
 9         Q.     Yes.  Whether this particular
17:47:49 10   document was received or sent to them.  That's
11   what I'm asking for, okay.
12                Now, I'd like to go into the code of
13   conduct violation, all right.
14                MS. PARK:  Mr. Lindner, the code of
17:47:57 15         conduct has nothing to do with this case.
16                MR. LINDNER:  Well, he brought it
17         up.  He said there's no evidence of any
18         code of conduct violation.
19                MS. PARK:  He didn't bring it up.
17:48:06 20         You were alleging a code of conduct
21         violation.  I have told you repeatedly, and
22         I believe Judge Katz has also said, this is
23         not about a code of conduct case.
24                MR. LINDNER:  Okay.
0350
 1                      J.K. Brown
 2         Q.     Jason, can you explain why on the
 3   next-to-last sentence what that sentence means?
 4         A.     "There's no evidence of any code of
17:48:23  5   conduct violation"?
 6         Q.     Yes.
 7         A.     You were claiming that there was
 8   some kind of conflict of interest or that Qing
 9   and I think me and others -- you were -- at some
17:48:33 10   point you were claiming a massive conspiracy
11   that.  That I violated the code of conduct.  That
12   Qing had violated the coated of conduct.  I don't
13   remember who else was violating the code of
14   conduct in your eyes.  But that sentence was me
17:48:48 15   saying to you, I didn't find any evidence that
16   anyone who you had alleged had violated the code
17   of conduct had violated it.
18         Q.     I want to go into the code of
19   conduct, but I want to quickly turn your
17:49:07 20   attention to Exhibit 51.
21                MR. LINDNER:  Can you get
22         Exhibit 51, Amy.  Do you have it?  Oh,
23         that's from you.  You have it.
24                MS. PARK:  Do you have a copy of it,
0351
 1                      J.K. Brown
 2         Mr. Lindner?
 3                MR. LINDNER:  Yes, I do.  I only
 4         have my own copy.  I'll summarize it.
17:49:28  5         Q.     Exhibit 51 is from January 7 --
 6         A.     I don't have it.
 7         Q.     No, it's okay.  It's from -- it was
 8   from -- it says DEF00061, and it's from Jason
 9   Brown to Peter Lindner, and it's a six-page
17:49:42 10   document.  And it has my e-mail to Jason, and
11   the e-mail date is the one that we talked about
12   before, Tuesday, February 28, 2006, where it
13   says, three bullet points, where I, Peter
14   Lindner, ask you, Jason.  I want to summarize the
17:50:02 15   talk, that's first.
16                Second, I want to point out that
17   Qing admitted to you of Qing violating the AMEX
18   agreement of 2000, and I want to suggest what you
19   should do next to conclude the matter.  And you
17:50:15 20   replied in that on the same day, within 24 hours.
21   In other words, mine was March 1st at one o'clock
22   in the morning.  And your reply was on March 1st
23   at seven~o'clock in the evening, so it's within
24   24 hours.
0352
 1                      J.K. Brown
 2                And you said, regarding the summary
 3   face-to-face meeting at AMEX on Tuesday,
 4   February 28th, with your admissions by Qing Lin.
17:50:43  5   And it says, "Mr. Lindner, rather than respond
 6   point by point to your e-mail, I write to
 7   inform you that I do not agree with much of what
 8   is raised below, including but not limited to
 9   your memorialization of our conversation."
17:51:07 10                So the memorialization of the
11   conversation, bullet point 2, which is "Point out
12   that Qing admitted violating the AMEX-Lindner
13   agreement of June 2000," you still maintain that
14   he didn't violate?
17:51:23 15                MS. PARK:  Can we see the document
16         that you're quoting from?
17                MR. LINDNER:  Yes.
18         Q.     That second bullet point.
19                MS. PARK:  And I believe just
17:51:29 20         listening to you, Mr. Lindner, that this 51
21         also includes Plaintiff Brown 102.
22                MR. LINDNER:  Could be.
23                MS. PARK:  Why don't you confirm
24         that.
0353
 1                      J.K. Brown
 2         Q.     Just read that, please.
 3         A.     You want me to read all these pages?
 4         Q.     No.  First of all, verify that the
17:51:48  5   top of that thing says you're not going to
 6   memorialize my -- my summary of the conversation,
 7   and you don't want to go on a point-by-point
 8   basis.
 9         A.     It doesn't say that I'm going to
17:51:58 10   memorialize or not memorialize anything.
11         Q.     What does it say?  Without reading
12   the words.  Summarize it.  Okay.  Okay, read the
13   words.
14         A.     "Rather than respond point by point
17:52:07 15   to your e-mail, I write to inform you that I do
16   not agree with much of what is raised below,
17   including but not limited to your memorialization
18   of our conversation."
19         Q.     Okay.  So I'm asking --
17:52:20 20         A.     And this document is --
21         Q.     Is seven pages long.
22         A.     -- seven pages long.
23                MS. PARK:  Let him finish.
24         Q.     I understand, but I'm not asking
0354
 1                      J.K. Brown
 2   about that.  I'm asking about the second bullet
 3   point.
 4                MS. PARK:  Again, the second bullet
17:52:40  5         point.  We spent the whole afternoon on the
 6         second point.
 7         A.     What do you want to know?
 8         Q.     So you can quickly answer.  So
 9   you're saying I'd like you to memorialize that.
17:52:43 10   Did Qing say that?
11         A.     Memorialize what?
12         Q.     That second bullet point.  Did Qing
13   admit to violating the -- the document?
14                MS. PARK:  Objection.  Asked and
17:52:55 15         answered.
16         A.     No.  We've been around this over and
17   over again.  Qing did not admit -- you're asking
18   me if Qing admitted to me that he violated the
19   agreement.
17:53:03 20         Q.     I'm not saying those words.  He
21   didn't say, Jason Brown, I violated that
22   agreement.
23         A.     So what are you asking me?
24         Q.     I'm saying that when Qing said, I
0355
 1                      J.K. Brown
 2   don't think Peter can work here --
 3                MS. PARK:  Same thing.  Objection.
 4         Argumentative.
17:53:18  5         Q.     -- that that would be a violation of
 6   the agreement?
 7                MS. PARK:  Objection.
 8         Argumentative.  Asked and answered.
 9         Directing him not to respond.
17:53:25 10         Q.     Let me -- let me do it a different
11   way.
12                MS. PARK:  I feel like I am in
13         Guantanamo.  Really.
14                MR. LINDNER:  Well, then you'd be
17:53:34 15         free today.
16         Q.     So -- what did -- in your
17   investigation, did you take notes of what Trevor
18   and Boaz said?
19                MS. PARK:  Objection.  That's
17:53:52 20         already been covered.  You didn't ask him
21         questions about the notes.
22         A.     Oh, yeah.  So let's see.  You're
23   talking about these notes?
24         Q.     Yes.
0356
 1                      J.K. Brown
 2         A.     Okay.
 3                MS. PARK:  Which is Plaintiff Brown
 4         Exhibit --
17:54:08  5                THE WITNESS:  Plaintiff Exhibit 11.
 6         A.     So the second page here, DEF00371,
 7   are notes from a telephone call I had with
 8   Trevor.  But there are no notes of a conversation
 9   I had with Boaz, so I don't know that I took
17:54:29 10   notes.
11         Q.     Okay.  Thank you.  I'm going to
12   direct you to the corporate code -- the company
13   code of conduct, Plaintiff Qing 4.  Do we have
14   that in here?  Yeah, here it is.  Okay.  I want
17:54:44 15   you to take a look at that.  I want you to -- are
16   you a reader, as defined by this document?
17         A.     I'm a people leader.  I don't
18   know --
19         Q.     Okay.  I'm directing you to the --
17:55:01 20   let's see.  I think it's page 34, but I might be
21   wrong.
22         A.     I'm not looking at the same
23   document.
24         Q.     Look at page 32, the bottom left.
0357
 1                      J.K. Brown
 2   No. 32.  All right.  It's under a page that says,
 3   "Compliance with the code," and it says,
 4   "Disciplinary Action"; right?
17:55:38  5         A.     Right.
 6         Q.     Okay.  The paragraph above
 7   "Disciplinary Action."  It says, "You should
 8   report actual, suspected violations to your
 9   leader."  Are you a leader to anybody, as this
17:55:51 10   thing refers to?
11         A.     Yes.
12         Q.     Thank you.  Is Qing a leader?
13         A.     Yes.
14         Q.     Okay.  Then it lists a bunch of
17:56:00 15   people.  The leader, your human resources
16   representative, your business unit, compliance
17   officer, the general auditor, the general
18   counsel's office.  That's your office; correct?
19         A.     Right.  I work in the general
17:56:14 20   counsel's office now.
21         Q.     Thank you.  Or the corporate
22   secretary.  Would it be a fair characterization
23   that it's going higher up the food chain?
24         A.     Well, in some -- the leader is going
0358
 1                      J.K. Brown
 2   higher up the food chain.  But the reason that
 3   these different offices are listed is because
 4   different aspects of the code implicate different
17:56:35  5   regulations, rules, policies.  So if there's an
 6   allegation of accounting malfeasance or problems,
 7   that might go to the auditor.  If there's
 8   something else, it might go somewhere else.
 9         Q.     But would you say that in general
17:56:53 10   that the -- the general counsel's office is
11   higher than the -- the business unit compliance
12   officer?
13         A.     No.
14         Q.     Would you say that the corporate
17:57:06 15   secretary is higher than the general auditor?
16         A.     No, I don't think they are.
17         Q.     Do you think -- is the corporate
18   secretary on the par with the leader?
19         A.     Let me -- let me try to clarify.
17:57:20 20         Q.     Because I thought it was going
21   higher hierarchy.
22         A.     As I was just explaining to you, not
23   necessarily.  Okay.  So a leader means someone
24   who is a people leader, okay.  So what this is
0359
 1                      J.K. Brown
 2   saying, essentially, is that if you suspect
 3   something, you can either talk to your leader
 4   about it, the person who's your boss, in
17:57:39  5   layperson's terms, and/or you can talk to various
 6   groups, people, employees in these different
 7   groups who may have subject matter expertise.
 8                So the general auditor may be more
 9   senior than -- I think she is -- more senior than
17:57:56 10   the corporate secretary, but that's not
11   necessarily --
12         Q.     Senior in terms of what?
13         A.     I thought what you were talking
14   about, on the food chain, the hierarchy.
17:58:04 15         Q.     Right.  So which one is higher than
16   the corporate secretary?
17         A.     The -- the person who was the
18   general auditor, I think.  I don't know -- look,
19   all right.  Let me back up.
17:58:13 20         Q.     How many general auditors are there?
21                MS. PARK:  Okay.  Enough,
22         Mr. Lindner.
23         A.     There is one.  But these people are
24   either -- let me say it another way.  The general
0360
 1                      J.K. Brown
 2   auditor is maybe an EVP, maybe an SVP.  The
 3   corporate secretary I believe is an SVP.  So I
 4   don't know who is technically higher up in the
17:58:35  5   organization in terms of their band.
 6                MS. PARK:  You have three minutes.
 7         A.     If that's what you're asking me.
 8                MS. PARK:  You have three minutes.
 9         Q.     Yes.  I'm asking you that.
17:58:45 10                So you're very familiar with this
11   code of conduct; yes?
12         A.     Yes.
13         Q.     If there's a question about it, who
14   would you -- and if you had a question about it,
17:58:55 15   whom would you go to?
16         A.     It depends on what my question was
17   about.
18         Q.     You just had a question about it.
19   You were not familiar with it, and you had a
17:59:02 20   question.  There was something you were not sure
21   of.  Whom would you go to?
22         A.     I would, if I didn't know anything
23   about this document --
24         Q.     If you had -- no.  If you had a
0361
 1                      J.K. Brown
 2   specific question about whether something was
 3   against or in favor of -- of the code, who would
 4   you go to?
17:59:17  5         A.     It would depend on what part of the
 6   code.  That's what I was just trying to explain
 7   to you.
 8         Q.     Could you go to your leader?
 9         A.     Yes.
17:59:24 10         Q.     Okay.  If Qing had a question about
11   what he said to Boaz Salik, could he have gone to
12   his leader?
13                MS. PARK:  Objection to form.
14         A.     If he had a question about what he
17:59:33 15   said --
16         Q.     Yes.
17         A.     -- could he have gone to his leader?
18                MS. PARK:  Objection to form.
19         Q.     Does the code direct him to go to
17:59:39 20   the leader, if you have a question?
21         A.     Mr. Lindner --
22         Q.     Yes.
23         A.     -- you're asking me if Qing Lin
24   should have gone to his leader to ask him what?
0362
 1                      J.K. Brown
 2   About something that he said?
 3         Q.     Yes.  If he had a question whether
 4   he should say, for instance, I'm not sure whether
18:00:01  5   Peter Lindner can work on at American Express.
 6   Like he's not sure.  So that means he could tell
 7   Boaz.  He did tell him that.  But he could have
 8   also not told him that.  So I think that means he
 9   had a question.
18:00:13 10                Wouldn't have that been appropriate
11   for him to not say that to Boaz but instead say,
12   I'll get back to you, and then ask his leader, is
13   it okay for me to say, I'm not sure that Peter
14   can work on at American Express?
18:00:27 15                MS. PARK:  Objection to form.
16         A.     Okay.  If I understand what you're
17   asking, I think I might, not based on the
18   question, but based on all of our history, and I
19   think I've explained this to you in the past,
18:00:38 20   what you're claiming does not fall, in my
21   opinion, does not fall within the code of
22   conduct.  So if you're claiming that there's a
23   breach of a contract --
24         Q.     Right.  If there is a breach of the
0363
 1                      J.K. Brown
 2   contract.
 3         A.     I don't think that squarely falls
 4   within the code of conduct.
18:01:04  5         Q.     Right.  I understand it's not
 6   square.  So it's a grey area; correct?
 7                MS. PARK:  Time over.
 8                MR. LINDNER:  It's not.  It's one
 9         minute to, please.
18:01:09 10         Q.     So I'm asking, if he has a question
11   about it, and you said it's a grey area; correct?
12         A.     No, I didn't say it's a grey area.
13   You said it's a grey area.
14                MS. PARK:  No.
18:01:15 15         Q.     Is it a grey area?  Is that a fair
16   characterization?
17         A.     I don't think it is.  My opinion is
18   that it has nothing to do with the code of
19   conduct, quite frankly.  Your complaints don't
18:01:22 20   have anything to do with the code of conduct, as
21   far as I'm concerned.
22         Q.     Well, that's what you stated in your
23   summary; right?  That you said there was no
24   violation in the next-to-last sentence.
0364
 1                      J.K. Brown
 2                Finally, there is no evidence
 3   that -- there is no evidence that -- of any code
 4   of conduct violation in Plaintiff's Exhibit 7.
18:01:40  5         A.     Okay.
 6         Q.     Right?
 7         A.     That's what that letter says.  What
 8   I'm saying to you now is, I don't even think the
 9   two -- I don't -- I don't think your allegations
18:01:51 10   fall within the code of conduct.  In my mind,
11   they are two different things.
12         Q.     Okay.  Turn to page 32 again.
13                MS. PARK:  No.  That's it.
14         Six o'clock.  No.  This deposition is over
18:02:02 15         by order of Judge Katz.
16                MR. LINDNER:  I'd like to finish
17         this question.
18                MS. PARK:  No.
19                MR. LINDNER:  It's in the middle of
18:02:05 20         a question.
21                MS. PARK:  No.  You're in the middle
22         of an irrelevant question.  The code of
23         conduct has nothing to do with this case.
24                MR. LINDNER:  Please, Ms. Park, I'd
0365
 1                      J.K. Brown
 2         like to finish my question.
 3                MS. PARK:  No.  Unless Ms. Barnes
 4         orders me.
18:02:18  5                MR. LINDNER:  I'd like to finish my
 6         question.
 7                MS. PARK:  No.
 8                MS. BARNES:  Mr. Lindner, the judge
 9         said six o'clock.  That's it.
18:02:27 10                MR. LINDNER:  Even in the middle of
11         a question?
12                THE VIDEOGRAPHER:  I have five
13         seconds on the tape.
14                MR. LINDNER:  Okay.  Then that's the
18:02:27 15         end.  I would like to say I object to
16         the -- that I was interrupted for the
17         middle of the question.  I end the
18         deposition under protest.
19                THE VIDEOGRAPHER:  This concludes
18:02:34 20         today's proceeding.  The total number of
21         tapes used was four.
22                We're off the record at 6:02.
23                (Time noted:  6:02 p.m.)
24                     _________________________
0366
 1
 2
 3   Subscribed and sworn to before me
 4   this _____ day of ______________, 2009.
18:02:44  5   ___________________    ______________________
 6   (Notary Public)        My Commission Expires:
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0367
 2                     C E R T I F I C A T E
 3   STATE OF NEW YORK    )
                           :ss
 4   COUNTY OF NEW YORK   )
 5             I, AMY E. SIKORA, CRR, CSR, RPR, CLR, a
 6   Certified Realtime Reporter, Certified Shorthand
 7   Reporter, Registered Professional Reporter,
 8   Certified LiveNote Reporter, and Notary Public
 9   within and for the State of New York, do hereby
10   certify that the foregoing deposition of JASON K.
11   BROWN was taken before me on the 22nd day of
12   January, 2009;
13             That the said witness was duly sworn
14   before the commencement of the testimony;
15   that the said testimony was taken
16   stenographically by me and then transcribed.
17             I further certify that I am not related
18   by blood or marriage to any of the parties to
19   this action nor interested directly or indirectly
20   in the matter in controversy; nor am I in the
21   employ of any of the counsel in this action.
22             IN WITNESS WHEREOF, I have hereunto set
23   my hand this 10th day of February, 2009.
24                 _________________________________
0368
 2   January 22, 2009
 3                       I N D E X
 4   WITNESS            EXAMINATION BY            PAGE
 5   JASON K. BROWN
 6                      MR. LINDNER                  4
 7   ---TRANSCRIPT INFORMATION/REQUESTS/DIRECTIONS---
 8                       REQUESTS
 9   (page/line)
10     296   12     I'd like to request the full
11                  contents of that file.
12     307   23     I'm making a request for that
13                  document.
14     330    4     So I'm making the request that the
15                  person knowledgeable about such
16                  document retention be deposed so
17                  we could find out what he did to
18                  check if such documents were
19                  located off-site.  Whether it was
20                  prohibitively expensive or whether
21                  they didn't bother doing it or
22                  whether the document was lost
23                  because of the -- of the
24                  destruction.
0369
 2                       I N D E X
 3                      (Continued)
 4   ---TRANSCRIPT INFORMATION/REQUESTS/DIRECTIONS---
 5                       REQUESTS
 6   (page/line)
 7     348   24     Please let me say I'm requesting
 8                  the documents from Steven Norman
 9                  and from Ash Gupta and from Qing
10                  Lin to see if they have an
11                  e-mail with this particular
12                  designation that you said, which
13                  is AMEX 1 followed by a
14                  three-digit number followed by --
15
16                        RULINGS
17   (page/line)
18      53   17
19                    E X H I B I T S
20   PLAINTIFF BROWN                              PAGE
21     101       11/9/06 e-mail correspondence     131
22               to S. Norman from P. Lindner,
23               cc's to H. Schwartz and SEC
24               Corporate Finance
0370
 2                       I N D E X
 3                      (Continued)
 4                    E X H I B I T S
 5   PLAINTIFF BROWN                              PAGE
 6     102       Lindner e-mail to Brown, copy     168
 7               to EEOC
 8     103       1/17/06 one-page document         237
 9               from Peter Lindner to Steven
10               Norman, with a copy to Boaz
11               and Trevor at Fisher Jordan
12     104       Lindner e-mail to Norman,         253
13               with cc's to Boaz and Trevor
14     105       October 7 document to Ash         264
15               Gupta, bearing certified mail
16               receipt
17     106       eight-page document to Ash        264
18               Gupta bearing certified
19               return receipt with numbers
20               ending in 1018
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